UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14C INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement	[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

CANEUM, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ ]	No fee required.

[X]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Common Stock, par value of $.001 per share, of Caneum, Inc.

	(2)	Aggregate number of securities to which transaction applies: 1,000,000 shares of Common Stock.

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): The filing fee was determined based upon the sum of (A) 1,000,000 shares of Common Stock multiplied by $2.25 per share, and (B) $500,000 in cash to be paid pro rata to shareholders of the corporation being merged into the registrant. In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying $0.0002 by the sum of the preceding sentence.

	(4)	Proposed maximum aggregate value of transaction: $2,750,000

	(5)	Total fee paid: $550

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Caneum, Inc.
170 Newport Center Drive
Suite 220
Newport Beach, CA 92660

Dear Stockholder:

        We invite you to attend a special meeting of stockholders of Caneum, Inc. to be held at Caneum’s offices at 170 Newport Center Drive, Suite 220, Newport Beach, California, at 10:00 a.m., local time, on [day of week],         , 2004. Holders of record of Caneum common stock at the close of business on August 25, 2004, will be entitled to vote at the special meeting or any adjournment or postponement of that meeting.

        At the special meeting, we will ask you to adopt the merger agreement that we entered into on July 8, 2004, with Pipeline Software, Inc. As a result of the merger, Pipeline will be merged into Caneum. We will also ask you to approve an amendment to our 2002 Stock Option/Stock Issuance Plan to increase the number of shares under the plan from 3,000,000 to 7,500,000.

        If the merger is completed, shareholders of Pipeline will be entitled to receive an aggregate of 1,000,000 shares of common stock of Caneum issued over a period of two years and $500,000 payable over ten months. We cannot complete the merger unless all of the conditions to closing are satisfied, including the adoption of the merger agreement by holders of a majority of the outstanding shares of Caneum common stock.

        Our board of directors carefully reviewed and considered the terms and conditions of the proposed merger and the amendment to the plan. Based on its review, the board of directors has determined that the terms of the merger agreement and the merger, as well as the amendment to the plan, are advisable and are fair to and in the best interests of Caneum and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ADOPTION OF THE MERGER AGREEMENT AND THE AMENDMENT TO THE PLAN.
YOUR VOTE IS IMPORTANT.

        In the material accompanying this letter, you will find a Notice of Special Meeting of Stockholders, a proxy statement relating to the actions to be taken by our stockholders at the special meeting and a proxy card. The proxy statement includes important information about the proposed merger and the amendment to the 2002 Stock Option/Stock Issuance Plan. We encourage you to read the entire proxy statement carefully.

        All of our stockholders are cordially invited to attend the special meeting in person. Whether or not you plan to attend the special meeting, however, please complete, sign, date and return your proxy card in the enclosed envelope. It is important that your shares be represented and voted at the special meeting. If you attend the special meeting, you may vote in person as you wish, even though you have previously returned your proxy card.

        On behalf of the board of directors, I thank you for your support and urge you to vote “FOR” the adoption of the merger agreement.

Sincerely,

Sukhbir Singh Mudan, President

, 2004

Preliminary Copy

Caneum, Inc.
170 Newport Center Drive
Suite 220
Newport Beach, CA 92660

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On      , 2004

Dear Stockholder:

            You are cordially invited to attend the Special Meeting of Stockholders of Caneum, Inc., a Nevada corporation (“Caneum”), that will be held at Caneum’s offices at 170 Newport Center Drive, Suite 220, Newport Beach, California, at 10:00 a.m., local time, on [day of week],        , 2004 (the “Special Meeting”), for the following purposes:

     1. To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of July 8, 2004, between Caneum and Pipeline Software, Inc. (“Pipeline”);

     2. To consider and vote upon a proposal to amend Caneum’s 2002 Stock Option/Stock Issuance Plan (the “Plan”) by increasing the number of shares authorized under the Plan from 3,000,000 to 7,500,000; and

     3. To transact such other business that may properly come before the Special Meeting or any postponement or adjournment of the meeting.

            The board of directors of Caneum has determined that the merger and the amendment to the Plan are in the best interests of Caneum and its stockholders and recommends that you vote to adopt the merger agreement and the amendment to the Plan. These items of business to be submitted to a vote of the stockholders at the Special Meeting are more fully described in the attached proxy statement, which we urge you to read carefully. We are not aware of any other business to come before the Special Meeting.

            Stockholders of record at the close of business on August 25, 2004 are entitled to notice of and to vote at the Special Meeting and any adjournment or postponement of the meeting. For ten days prior to the Special Meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours at the principal offices of Caneum. All stockholders are cordially invited to attend the Special Meeting in person. Adoption of the merger agreement will require the affirmative vote of the holders of a majority of outstanding shares of Caneum common stock and the approval of the amendment to the Plan will require the vote of the holders of a majority of the shares attending the Special Meeting.

            Caneum stockholders will have the right to dissent from the merger, demand appraisal of their shares of common stock and obtain payment in cash for the fair value of their shares of common stock, but only if they submit a written demand for an appraisal in compliance with the applicable provisions of California law. A copy of the California statutory provisions relating to dissenters’ rights are included as Annex D to the attached proxy statement and a summary of these provisions can be found under “The Merger—Dissenters’ Rights” in the attached proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ADOPTION OF THE MERGER AGREEMENT AND THE AMENDMENT TO THE PLAN.

YOUR VOTE IS IMPORTANT.

            Even if you plan to attend the Special Meeting in person, we request that you complete, sign, date and return the enclosed proxy card to ensure that your shares will be represented at the Special Meeting if you are unable to attend. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote in favor of adoption of the merger agreement and approval of the amendment to the Plan. If you fail to return your proxy card, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting or approval of the amendment of the Plan and will have the same effect as a vote against adoption of the merger agreement. If you do attend the Special Meeting and wish to vote in person, you may withdraw your proxy and vote in person. If your shares are held in the name of your broker, bank or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Special Meeting.

            No person has been authorized to give any information or to make any representations other than those set forth in the proxy statement in connection with the solicitation of proxies made hereby, and, if given or made, such information must not be relied upon as having been authorized by Caneum or any other person.

By Order of the Board of Directors

Sukhbir Singh Mudan, President

Newport Beach, California
, 2004

            The proxy statement is dated     , 2004, and is first being mailed to stockholders of Caneum on or about      , 2004.

Neither the United States Securities and Exchange Commission nor any state securities regulator has approved or disapproved the merger described in the proxy statement or determined if the proxy statement is adequate or accurate. Any representation to the contrary is a criminal offense.

v

Annex A	Agreement and Plan of Merger dated July 8, 2004, between Caneum, Inc. and Pipeline Software, Inc.
Annex B	Financial Statements of Pipeline Software, Inc.
Annex C	Pro Forma Financial Information
Annex D	California Corporations Code Dissenters’ Rights Statutes

SUMMARY OF TERMS

     This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. Additional information about Caneum has been filed with the Securities and Exchange Commission and is available as described in the sections of this proxy statement entitled “Where You Can Find More Information” on page 34. To understand the merger fully, as well as the changes to the Stock Option/Stock Issuance Plan, and for a more complete description of the legal terms of the merger, you should read carefully this entire proxy statement and the documents to which we refer. We have included page references in parentheses to direct you to a more complete description of the topics presented in this summary. The merger agreement is attached as Annex A to this proxy statement. We encourage you to read the merger agreement as it is the legal document that governs the merger.

Caneum, Inc. (page 5). We provide consulting services for clients in the areas of business planning and strategy, outsourcing planning and strategy, and outsource project management, coordination and quality assurance. We typically subcontract the majority of the outsourcing project work to third parties who perform the outsource work in accordance with the project parameters defined and developed in consultation with our clients. Typical outsourced services include data entry, data collection, data gathering, software development, web design and development, and similar technology needs which are performed in-house or locally, but could be outsourced for less to third party providers contracted by us. Finally, we are actively engaged in seeking acquisition targets which would either complement the business process services we provide or would provide new markets for us.

Caneum Common Stock (page 5). Caneum is authorized to issue 100,000,000 shares of common stock. All holders of the common stock have equal rights as to dividends and upon liquidation. Each share entitles the holder to one vote. Cumulative voting is permitted. There are no preemptive rights.

Pipeline (page 6). Pipeline Software, Inc. is a California corporation which is a leading technology services organization that provides high-value business solutions to clients in the technology sector.

The Merger (page 11). Under the merger agreement Pipeline will merge with and into Caneum. The Shareholders of Pipeline will receive shares of Caneum common stock in the merger in exchange for their Pipeline common stock. In addition, shareholders will receive cash in the merger transaction.

Merger Consideration (page 17). If the merger is completed, shareholders of Pipeline will receive an aggregate of 1,000,000 shares of Caneum distributed to the shareholders of Pipeline on a pro rata basis. One half of the shares will be issued at the effective date of the merger, one quarter will be delivered one year from the closing date, and the final quarter two years from the closing date. Shareholders of Pipeline will also receive pro rata a cash payment of $50,000 per month for the first ten months following the closing of the merger. The securities offered to the shareholders of Pipeline have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Treatment of Stock Options (page 14). Two of the shareholders of Pipeline, as employees of Caneum, have been granted stock options to purchase up to 500,000 shares each of common stock of Caneum at $0.75 per share. These options will only be exercisable, subject to certain vesting requirements, if the merger agreement closes, and the Plan amendment is approved. No Pipeline options will be outstanding or converted into Caneum shares or options as a result of the merger.

Market Price (page 33). Our common stock is quoted on the OTC Bulletin Board under the ticker symbol “CANM.” On July 12, 2004, the first day following the approval of the quotation on the OTC Bulletin Board on which a sale occurred, which occurred subsequent to the announcement on July 8, 2004, of the proposed merger with Pipeline, Caneum common stock closed at $3.00 per share. On         , 2004, the last trading day prior to the date of this proxy statement, Caneum common stock closed at $       per share. Our stock price can fluctuate broadly even over short periods of time. It is impossible to predict the actual price of our stock immediately prior to the effective time of the merger.

Reasons for the Merger (page 12). In the course of reaching its decision to approve the merger and the merger agreement and to recommend that you adopt the merger agreement, our board of directors considered a number of factors in its deliberations. Those factors are described below in this proxy statement.

Recommendation to Caneum Stockholders (page 14). Our board of directors believes that the merger is advisable and in the best interests of Caneum and its stockholders. Our board of directors recommends that you vote “FOR” adoption of the merger agreement.

Dissenters’ Rights (page 15). If you do not wish to approve the merger with Pipeline, you have the right under California law to receive the fair market value of your shares. This “right of appraisal” is subject to a number of restrictions and technical requirements. Generally, in order to exercise appraisal rights, among other things, (1) you must NOT vote in favor of the merger agreement, (2) you must make a written demand for appraisal in compliance with California law, and (3) you must hold shares of Caneum common stock on the date of making the demand for appraisal and continuously hold such shares through the effective time of the merger. Merely voting against the merger agreement will not preserve your right of appraisal under California law. Annex D to this proxy statement contains a copy of the California statutes relating to dissenters’ rights. Failure to follow all of the steps required by either state’s statutes will result in the loss of your appraisal rights.

Voting Agreements (page 11). Caneum’s ten largest shareholders in terms of their share holdings, who together hold 1,879,365 shares, or approximately 47% of the outstanding shares entitled to vote at the Special Meeting, have agreed to vote their Caneum shares, and to cause any transferees of their Caneum shares to vote such shares, in favor the merger agreement.

Interests of Our Directors and Executive Officers in the Merger (page 15). In considering the recommendation of our board of directors in favor of the merger, you should be aware that consummation of the merger transaction may trigger vesting of options held by certain board members.

Material United States Federal Income Tax Consequences (page 16). Management believes the merger will qualify as a tax-free reorganization, but has not obtained an opinion of counsel or sought a ruling from the Internal Revenue Service confirming this status. As such, we do not believe the merger will have any tax consequences for the shareholders of Caneum. Tax matters can be complicated and the tax consequences of the merger to you may depend on the facts of your own situation. You should consult your own tax advisor to understand fully the tax consequences of the merger to you.

Opinions of Financial Advisors (page 17). No opinions of financial advisors were sought or obtained in connection with the merger.

The Merger Agreement (page 17).

     Limitation on Considering Other Takeover Proposals. Pipeline has agreed not to solicit, initiate or encourage, or enter into, a business combination or other similar transaction with another party while the merger is pending, and not to enter into discussions or negotiations with another party regarding a business combination or similar transaction while the merger is pending.

     Conditions to the Merger. The obligations of both Pipeline and Caneum to complete the merger are subject to the satisfaction of specified conditions.

     Termination of the Merger Agreement. Pipeline and Caneum can terminate the merger agreement under specified circumstances.

     Break-up Fee. The merger agreement requires Pipeline to pay Caneum, under certain circumstances, a break-up fee in the amount of 5% of the total consideration paid to Pipeline in a subsequent transaction if the merger agreement is not closed.

The Increase in the Number of Shares Authorized in the Caneum Stock Option/Stock Issuance Plan (page 21).

     Increase in Shares for Plan (page 21). There are 3,000,000 shares currently authorized under Caneum’s Stock Option/Stock Issuance Plan. We are seeking approval to increase the number of shares authorized under the Plan to 7,500,000. Caneum has granted options or issued shares under the Plan in the aggregate of 4,997,500, which is 1,997,500 in excess of the number authorized under the Plan.

     The Plan (page 21). The Plan permits the granting of incentive and nonstatutory stock options and permits the issuance of restricted stock awards to officers, directors, and consultants. The Plan is administered by Caneum’s compensation committee.

     Interests of Management in Share Increase (page 26). In considering the recommendation of our board of directors in favor of the amendment to the Plan, you should be aware that approval of the amendment will permit certain of our executive officers to exercise options granted in excess of the number of shares currently authorized under the Plan.

     Recommendation of the Board of Directors (page 29). Our board of directors believes that the increase in the number of shares authorized under our Stock Option/Stock Issuance Plan is advisable and in the best interests of Caneum and its stockholders. Our board of directors recommends that you vote “FOR” approval of the increase.

The Special Meeting of Caneum Stockholders (page 9).

     Time, Date and Place. The Special Meeting will be held to consider and vote upon the proposal to adopt the merger agreement and the proposal to amend the 2002 Stock Option/Stock Issuance Plan to authorize an increase in the number of shares under the Plan, at our offices at 170 Newport Center Drive, Suite 220, Newport Beach, California, at 10:00 a.m., local time, on [day of week],        , 2004.

     Record Date and Voting Power. You are entitled to vote at the Special Meeting if you owned shares of Caneum common stock at the close of business on August 25, 2004, the record date for the Special Meeting. You will have one vote at the Special Meeting for each share of Caneum common stock you owned at the close of business on the record date. There are 4,036,014 outstanding shares of Caneum common stock entitled to be voted at the Special Meeting.

     Procedure for Voting. To vote, you can either complete, sign, date and return the enclosed proxy card or attend the Special Meeting and vote in person. If your shares are held in “street name” by your broker, bank or other nominee, you should instruct your broker to vote your shares by following the instructions provided by your broker. Your broker will not vote your shares without instruction from you. Remember, if you fail to instruct your broker to vote your shares, it has the same effect as a vote “against” adoption of the merger agreement.

     Required Vote. The adoption of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Caneum common stock at the close of business on the record date. The proposal to amend the Stock Option/Stock Issuance Plan to increase the number of shares authorized under the Plan requires the approval of the holders of a majority of the shares of Caneum common stock present, in person or by proxy, and entitled to vote at the Special Meeting.

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE PLAN AMENDMENT

Q:	What will happen to Pipeline as a result of the merger?

A:	If the merger is completed, Pipeline will be merged into Caneum and will no longer have a separate existence as a corporate entity.

Q:	What will happen to the shares of Pipeline common stock after the merger?

A:	Upon completion of the merger, all outstanding shares of Pipeline common stock will automatically be canceled and will be converted into shares of Caneum common stock and rights to receive cash payments.

Q:	What happens to Pipeline stock options in the merger?

A:	All of the outstanding options to purchase stock in Pipeline have been cancelled. Caneum has granted stock options to Charlie Sundling and Raju Patel to purchase 500,000 shares each at $0.75 as part of their employment agreements with Caneum.

Q:	Will the merger be taxable to Caneum?

A:	No, the merger will not be taxable to Caneum or its shareholders.

Q:	Does our board of directors recommend adoption of the merger agreement and the amendment to the Stock Option/Stock Issuance Plan?

A:	Yes. Our board of directors recommends that our stockholders adopt the merger agreement and the amendment to the Stock Option/Stock Issuance Plan to increase the number of shares authorized. Our board of directors considered many factors in deciding to recommend the adoption of these items. These factors are described below in this proxy statement.

Q:	What vote of the stockholders is required to adopt the merger agreement or the amendment to the Plan?

A:	To adopt the merger agreement, stockholders of record as of August 25, 2004, holding at least a majority of the outstanding shares of Caneum common stock must vote “for” the adoption of the merger agreement. There are 4,036,014 shares of Caneum common stock entitled to be voted at the Special Meeting. If a quorum is present at the Special Meeting, a majority of the shares present, whether represented in person or by proxy, is required to approval the amendment to the Stock Option/Stock Issuance Plan to increase the number of shares authorized under the Plan.

Q:	Am I entitled to dissenters’ rights?

A:	Yes. Under California laws applicable to Caneum you have the right to dissent from the merger and seek appraisal of the fair value of your shares if the merger is completed, but only if you submit a written demand for an appraisal, do not vote in favor of adopting the merger agreement, and comply with the California law procedures explained in this proxy statement.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

     The statements contained in this proxy statement relating to the closing of the merger and other future events are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially, including risks relating to receiving the approval of a majority of our outstanding shares, satisfying other conditions to the closing of the merger, and other matters.

     For a detailed discussion of these and other risk factors, please refer to our filings with the Securities and Exchange Commission (the “SEC”) on Forms 10-KSB, 10-QSB, and 8-K. You can obtain copies of our Forms 10-

KSB, 10-QSB, and 8-K and other filings for free from us and at the SEC website at www.sec.gov, or for a fee from commercial document retrieval services.

     We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

THE COMPANIES

Caneum, Inc.

     We provide consulting services for clients in the areas of business Planning and strategy, outsourcing Planning and strategy, and outsource project management, coordination and quality assurance. We typically subcontract the majority of the outsourcing project work to third parties who perform the outsource work in accordance to the project parameters defined and developed in consultation with our clients. Typical outsourced services include data entry, data collection, data gathering, software development, web design and development, and similar technology needs which are performed in-house or locally, but could be outsourced for less to third party providers contracted by us. Finally, we are actively engaged in seeking acquisition targets which would either complement the business process services we provide or would provide new markets for us.

     Our common stock is quoted on the OTC Bulletin Board under the symbol “CANM.” We are incorporated under the laws of the State of Nevada. Our executive offices are located at 170 Newport Center Drive, Suite 220, Newport Beach, CA 92660. Our telephone number is (949) 273-4000. Our website is www.caneum.com. Information contained on our website does not constitute a part of this proxy statement.

Description of the Common Stock of Caneum

     The shares of common stock of Caneum to be issued to the shareholders of Pipeline pursuant to the merger are not, and will not be, registered under the Securities Act, but will be issued pursuant to an exemption from the registration requirements of the Securities Act, and similar state exemptions. Set forth below is a description of the common stock of Caneum.

     We were originally authorized to issue up to 1,000,000 shares of $.001 par value common stock. On July 10, 2000, we amended our articles of incorporation to increase the number of authorized shares of common stock, and we are presently authorized to issue 100,000,000 shares of $.001 par value common stock. The holders of common stock are entitled to equal dividends and distributions, per share, with respect to the common stock when, as and if declared by our board of directors from funds legally available therefor. No holder of any shares of common stock has a pre-emptive right to subscribe for any securities of our company nor are any common shares subject to redemption or convertible into other securities of our company. Upon liquidation, dissolution or winding up of our company, and after payment of creditors and preferred stockholders, if any, the assets will be divided pro-rata on a share-for-share basis among the holders of the shares of common stock. All shares of common stock now outstanding are fully paid, validly issued and non-assessable.

     Each share of common stock is entitled to one vote with respect to the election of any director or any other matter upon which shareholders are required or permitted to vote. Under Nevada corporate law, holders of our company’s common stock do not have cumulative voting rights, so that the holders of more than 50% of the combined shares voting for the election of directors may elect all of the directors, if they choose to do so and, in that event, the holders of the remaining shares will not be able to elect any members to our board of directors. Notwithstanding this, Section 2115 of the California Corporations Code (“CCC”) applies certain provisions of California corporate law to foreign corporations, such as our company as it presently exists, which are deemed to be “pseudo-California” corporations because of their significant business contacts with California and a large portion of their shareholders having addresses in California. In particular CCC Section 708, which mandates that shareholders have the right of cumulative voting in the election of directors, applies to our company under Section 2115. This means that a shareholder entitled to vote at any election of directors may cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are normally entitled, or may distribute his votes on the same principle among as many candidates as he thinks fit.

     There are additional material rights of our shareholders which are affected by virtue of our company being a “pseudo-California” corporation under Section 2115. Specified sections of the CCC are applied to Caneum to the exclusion of provisions of the laws of Nevada to the extent they are inconsistent. Under CCC Section 305, if a vacancy in our board of directors is filled by the remaining directors and the directors appointed by the board constitute a majority, any shareholders owning an aggregate of 5% or more of the outstanding shares have the right to call a special meeting of shareholders to elect the entire board. Under CCC Section 506, shareholders receiving any prohibited distribution as a dividend, redemption of shares or similar transaction, with knowledge of facts indicating the impropriety thereof, is liable to the corporation for the benefit of all of the creditors or shareholders entitled to institute action for the amount so received by the shareholder. CCC Section 710 also limits the ability of a corporation to provide for super-voting shares by requiring approval of super-voting provisions by at least as large a portion of the outstanding shares as is required pursuant to the super-voting provisions and renewal of the provisions by the same portion every two years. Under CCC 1000, our company’s shareholders may have voting rights with respect to a sale or other disposition of all or substantially all of the company’s assets. Under CCC Sections 1150-1160 and 1300-1313, our company’s shareholders may have the right to vote, and may have dissenters’ rights, in connection with a conversion of our company into another business entity. Under CCC Sections 1200-1313, shareholders of our company may have their right to vote, and may have dissenters rights, in a merger involving our company, a transfer of equity securities resulting in a change of control of our company or another acquired entity, or the acquisition of all or substantially all of the assets of our company or another entity, if equity securities of our company or another entity are issued to the acquired entity or its owners in such transaction. Under CCC Section 1600, any shareholder or shareholders owning at least 5% of the outstanding shares may inspect and copy the record of shareholders’ names and addresses or may obtain a shareholders’ list from the transfer agent. CCC Section 1601 also permits any shareholder to inspect the accounting books and records and minutes of proceedings of the shareholders and the board and committees, provided that the inspection is for a purpose reasonably related to the shareholder’s interests as a shareholder.

Pipeline Software, Inc.

     Pipeline Software, Inc., a California corporation, is a leading technology services organization that provides high-value business solutions to clients in the technology sector. Founded in 1997, Pipeline’s services include outsourced information technology infrastructure management and e-business application development and integration services. Pipeline’s clients have included leading companies such as Anritsu Corporation, Continental Graphics (a Division of Boeing), CoSine Communications, Disney, Mitrix Technologies (a Division of Mitsui LTD), Hewlett Packard, Verifone, Intel, KLA-Tencor, Satisfusion, Seagate and Xerox.

     Pipeline is incorporated under the laws of the State of California. Pipeline’s executive offices are located at 1400 Quail Street, Suite 270, Newport Beach, CA 92660. Pipeline’s telephone number is (949) 251-9500.

     Market Information

     Pipeline’s common stock is not quoted on any service and is not traded publicly. It has not declared or paid any cash dividends on its common stock during the last two fiscal years, or since its last fiscal year. As of July 28, 2004, Pipeline had six shareholders.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth as of the most recent fiscal year ended December 31, 2003, certain information with respect to compensation plans (including individual compensation arrangements) under which Pipeline’s common stock is authorized for issuance:

Number of securities
remaining available for future
	Number of securities to be	Weighted-average	issuance under equity
	issued upon exercise of	exercise price of	compensation plans (excluding
	outstanding options,	outstanding options,	securities reflected in column
	warrants and rights	warrants and rights	(a) and (b)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	-0-		1,000,000
Equity compensation plans not approved by security holders	-0-		-0-

Total	-0-		1,000,000

     Pipeline has a single equity compensation plan designated as the Pipeline Software 2000 Equity Incentive Plan. At December 31, 2003, the plan authorized the issuance of up to 1,000,000. In January 2004 the plan was amended to increase the number of shares to 3,000,000. In January 2004 Pipeline granted options to purchase 2,838,000 shares at $0.18 per share. Of these options, 2,600,000 were held by Charlie Sundling and Raju Patel, officers and directors of Pipeline, which will be canceled prior to closing of the merger transaction. Pipeline also granted options in January 2004 to other employees to purchase 238,000 shares at $0.18 per share. These options will be converted into Pipeline shares prior to closing of the merger transaction.

     Financial Statements and Pro Forma Financial Information

     Audited financial statements for the years ended December 31, 2003 and 2002, and interim unaudited financial statements for the period ended June 30, 2004, are attached to this proxy statement as Annex B. Pro forma financial information is attached to this proxy statement as Annex C.

     Management’s Discussion and Analysis

     The following discussion should be read in conjunction with our financial statements and related notes thereto as filed with this proxy statement.

     Background

     We are currently in the business of providing an array of IT related services including software development, database maintenance and business consulting services. We use our own internal resources to fill key positions such as project management, customer account management and systems design. Our internal resources effectively coordinate delivery of customer solutions through a network of sub-contractors ranging from local IT service firms to IT outsourcing companies located abroad.

     Critical Accounting Policies

     Critical accounting policies are defined as those that are reflective of significant judgments and uncertainties, and potentially result in materially different results under different assumptions and conditions. There were no changes to our critical accounting policies through the years ended December 31, 2003 and 2002 and the period ended June 30, 2004.

     We derive our revenue primarily from the sale of services. Revenue is recognized as services are performed in accordance with all applicable revenue recognition criteria. For these transactions we apply the provisions of SEC Staff Accounting Bulletin No. 104, “Revenue Recognition.” We recognize revenue when there is persuasive evidence of an arrangement, title and risk of loss have passed, delivery has occurred or the services have been rendered, the sales price is fixed or determinable and collection of the related receivable is reasonably assured.

We record all shipping and handling fees billed to customers as revenue, and related costs as cost of sales, when incurred, in accordance with EITF 00-10 “Accounting for Shipping and Handling Fees and Costs.”

     Cost of services consists primarily of payments to third-party vendors and contractors. General and administrative expenses consist primarily of overhead in managing the pilot programs and marketing expenses for future projects, and due diligence costs in reviewing acquisition targets. Corporate overhead expenses relate to salaries and benefits of personnel responsible for corporate activities, including acquisitions, administrative, and reporting responsibilities. We record these expenses when incurred.

     Results of Operations

     During the year ended December 31, 2003, we generated revenues of $988,263 versus $771,572 for the comparative year ended December 31, 2002. The increase in revenue is due to the acquisition of major software development contract with a new customer, several smaller contract wins as well as some repeat business from our existing customer base.

     For the six months ended June 30, 2004, revenue was $816,303 which has been driven primarily by expansion of existing contracts and several new projects wins. For the comparative six month period, revenue was $344,793.

     Our cost of revenue earned was $595,667 for the year ended December 31, 2003, versus $244,859 for the comparative year ended December 31, 2002. The increased cost reflects increased salaries and subcontractor costs associated with the services provided, and the increased development costs associated with our products.

     For the six months ended June 30, 2004, cost of revenue was $451,144 compared to $210,227 for the comparative six month period ended June 30, 2003. This was in line with expectations.

     The resulting gross profit for the year ended December 31, 2003, was $392,596 versus $526,713 for the comparative year ended December 31, 2002, reflecting gross profit margins of 40% and 68%, respectively. The decrease in gross profit margin resulted from an increase in expenses related to our product offerings as well as increasing subcontractor labor rates.

     For the six months ended June 30, 2004, gross profit margin was 44% which was in line with expectations. For the comparative six month period, gross profit margin was 39%.

     Our operating expenses for the year ended December 31, 2003, were $530,481 versus $1,091,645 for the year ended December 31, 2002. The decreased operating expenses resulted from a reduction in occupancy costs as we vacated an office no longer considered necessary. Selling, general and administrative expenses also decreased as the company’ as headcount was reduced.

     For the six months ended June 30, 2004, operating expenses were $279,593 which was in line with expectations. For the comparative six months, the operating expenses were $193,333.

     Liquidity and Capital Resources

     As of December 31, 2003, cash was negative to the extent of $5,557 as compared with $129,479 of cash at December 31, 2002, resulting in a decrease of $123,922 in cash and cash equivalents. The decrease in cash and cash equivalents consists of cash used in operations of $191,097 and cash provided by investing activities of $121,000 and cash used by financing activities of $54,778. The amount of cash and cash equivalents used in operations resulted predominantly from an increase in accounts receivable as our sales began to increase. The cash provided from investing activities resulted from the sales/abandonment of assets. As part of the financing activities, we paid down some notes and capital lease obligations.

     For the six months ended June 30, 2004, our cash balances increased to $217,595. This increase in cash was largely due to additional cash generated from operations.

     Management believes that with revenues generated from operations they will have sufficient cash to satisfy existing and ongoing operating cash needs and working capital requirements. Additionally, we may compensate employees with equity incentives where possible and utilize equity instruments to compensate existing and new employees hired to minimize cash outlays. Management believes this strategy provides the ability to increase stockholder value as well as utilize cash resources more effectively.

     Off-Balance Sheet Arrangements

     During the years ended December 31, 2003 and 2002, and the periods ended June 30, 2004, we did not engage in any off-balance sheet arrangements.

     Recent Accounting Pronouncements

     Stock-Based Compensation. We account for employee stock-based compensation under the “intrinsic value” method prescribed in Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (“APB 25”), as opposed to the “fair value” method prescribed by Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation (“SFAS 123”). Pursuant to the provisions of APB 25, we generally do not record an expense for the value of stock-based awards granted to employees. If proposals currently under consideration by various accounting standard organizations are adopted, such as the Financial Accounting Standards Board Proposed Statement of Financial Accounting Standard, “ Share-Based Payment, an amendment of FASB Statements No. 123 and 95, ” we may be required to treat the value of stock-based awards granted to employees as compensation expense in the future, which could have a material adverse effect on our reported operating results and could negatively affect the price of our Common Stock. If these proposals are adopted, we could decide to reduce the number of stock-based awards granted to employees in the future, which could adversely impact our ability to attract qualified candidates or retain existing employees without increasing their cash compensation and, therefore, have material adverse effect on our business, results of operations and financial condition.

     Forward-Looking Statements

     This report contains certain forward-looking statements and information that are based on assumptions made by management and on information currently available. When used in this report, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” and similar expressions, as they relate to our company or its management, are intended to identify forward-looking statements. These statements reflect management’s current view of our company concerning future events and are subject to certain risks, uncertainties and assumptions, including among many others the following: changes in the information technology industry; changes in out-sourcing and off-shore operations; a general economic downturn; a further downturn in the securities markets; our early phase of operations; reliance on foreign suppliers and contractors; the inability to locate suitable acquisition targets; and other risks and uncertainties. Should any of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in this report as anticipated, estimated or expected.

THE SPECIAL MEETING

     We are furnishing this proxy statement to you as part of the solicitation of proxies by our board of directors for use at the Special Meeting.

Date, Time, and Place

     The Special Meeting will be held at our offices at 170 Newport Center Drive, Suite 220, Newport Beach, California, at 10:00 a.m., local time, on [day of week],        , 2004.

Purpose of the Special Meeting

     You will be asked at the Special Meeting to adopt the merger agreement and amend the Caneum 2002 Stock Option/Stock Issuance Plan to increase the number of shares authorized under the Plan from 3,000,000 to 7,500,000. Our board of directors has (1) determined that the merger and amendment to the Plan are fair to, and in the best interests of, Caneum and our stockholders, (2) approved the merger agreement and amendment to the Plan,

(3) declared the merger and amendment to the Plan advisable to our stockholders and (4) recommended that our stockholders adopt the merger agreement and approve the amendment to the Plan.

Record Date; Stock Entitled to Vote; Quorum

     Only holders of record of Caneum common stock at the close of business on August 25, 2004, the record date, are entitled to notice of and to vote at the Special Meeting. On the record date, 4,036,014 shares of Caneum common stock were issued and outstanding and held by approximately 108 holders of record. A quorum will be present at the Special Meeting if at least one-third of the outstanding shares of Caneum common stock entitled to vote on the record date are represented in person or by proxy. In the event that a quorum is not present at the Special Meeting, or there are not sufficient votes at the time of the Special Meeting to adopt the merger agreement, it is expected that the meeting will be adjourned or postponed to solicit additional proxies if the holders of a majority of the shares of our common stock present, in person or by proxy, and entitled to vote at the Special Meeting approve an adjournment. Holders of record of Caneum common stock on the record date are entitled to one vote per share at the Special Meeting on each proposal presented.

Vote Required

     The adoption of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Caneum common stock on the record date. If you abstain from voting or do not vote, either in person or by proxy, it will have the same effect as a vote against the adoption of the merger agreement. The approval of the amendment to the 2002 Stock Option/Stock Issuance Plan requires the affirmative vote of the holders of a majority of the shares of Caneum common stock present, in person or by proxy, and entitled to vote at the Special Meeting.

Voting of Proxies

     All shares represented by properly executed proxies received in time for the Special Meeting will be voted at the Special Meeting in the manner specified by the holders. Properly executed proxies that do not contain voting instructions will be voted “for” the adoption of the merger agreement and “for” approval of the amendment to the Stock Option/Stock Issuance Plan.

     To vote, please complete, sign, date and return the enclosed proxy card. If you attend the Special Meeting and wish to vote in person, you may withdraw your proxy and vote in person. If your shares are held in the name of your broker, bank or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Special Meeting.

     Shares of Caneum common stock represented at the Special Meeting but not voted, including shares of Caneum common stock for which proxies have been received but for which stockholders have abstained, will be treated as present at the Special Meeting for purposes of determining the presence or absence of a quorum for the transaction of all business.

     Only shares affirmatively voted for the adoption of the merger agreement and the amendment to the Plan, including properly executed proxies that do not contain voting instructions, will be counted for those proposals. If you abstain from voting, it will have the same effect as a vote against the adoption of the merger agreement and as a vote against the proposal to amend the Plan. If you do not execute a proxy card, it will have the same effect as a vote against the adoption of the merger agreement and will have no effect on the proposal to amend the Plan. Brokers who hold shares in street name for customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to approval of non-routine matters, such as the adoption of the merger agreement and the amendment of the Plan and, as a result, absent specific instructions from the beneficial owner of such shares, brokers are not empowered to vote those shares. “Broker non-votes,” i.e., shares held by brokers which are represented at the meeting but which are not voted with respect to one or more particular matters, will be treated as shares that are present and entitled to vote at the Special Meeting for purposes of determining whether a quorum exists and will have the same effect as votes “against” the adoption of the merger agreement or the proposal to amend the Plan.

     We do not expect that any matter other than the proposals to adopt the merger agreement and amend the Plan will be brought before the Special Meeting. If, however, any other matters are properly presented at the Special Meeting, the persons named as proxies will vote in accordance with their judgment as to matters that they believe to be in the best interests of our stockholders.

For Shares Registered in the Name of a Broker or Bank

     Most beneficial owners whose stock is held in street name receive instructions for granting proxies from their banks, brokers or other agents, rather than from our proxy card.

Revocability of Proxies

     The grant of a proxy on the enclosed proxy card does not preclude a stockholder from voting in person at the Special Meeting. You may revoke your proxy at any time before the shares reflected on your proxy card are voted at the Special Meeting by: filing with our corporate secretary a properly executed and dated revocation of proxy; submitting a properly completed, executed and dated proxy card to our corporate secretary bearing a later date; or appearing at the Special Meeting and voting in person.

     Your attendance at the Special Meeting will not in and of itself constitute the revocation of a proxy. If you have instructed your broker to vote your shares, you must follow the directions received from your broker to change these instructions.

Solicitation of Proxies

     All proxy solicitation costs will be borne by us. The extent to which these proxy solicitation efforts will be necessary depends entirely upon how promptly proxies are received. You should send in your proxy card by mail without delay. In addition to solicitation by mail, our directors, officers, employees and agents may solicit proxies from stockholders by telephone or other electronic means or in person. We also reimburse brokers and other custodians, nominees and fiduciaries for their expenses in sending these materials to you and getting your voting instructions.

Voting Agreements

     Caneum’s ten largest shareholders in terms of their share holdings, who together hold 1,879,365 shares, have agreed to vote their Caneum shares, and to cause any transferees of their Caneum shares to vote such shares, in favor the merger agreement.

THE MERGER

     The discussion under the sections of this proxy statement entitled “The Merger” and “The Merger Agreement” summarizes the material terms of the merger. Although we believe that the description covers the material terms of the merger, this summary may not contain all of the information that is important to you. We urge you to read this proxy statement, the merger agreement and the other documents referred to herein carefully for a more complete understanding of the merger.

Background of the Merger

     As an integral component part of our business model, we are aggressively pursuing acquisition opportunities to expand and strengthen our services, technology, products, and distribution channels, including opportunities through strategic acquisitions, business combinations, investments, licenses, development agreements and joint ventures. This includes consideration of whether it would be in the best interests of Caneum and our stockholders to continue as a separate company and expand through organic growth, acquisitions or a combination of the two, or to combine with or be acquired by another company.

     In January 2004 our president, Suki Mudan, became aware of the availability of Pipeline Software as a potential acquisition for Caneum. He made contact with Charlie Sundling, the president and majority shareholder of Pipeline Software, Inc., who expressed his interest in a possible merging of our two companies. On January 15, 2004, Mr. Sundling forwarded an executive summary of his business for our review and a non-disclosure agreement for our execution. The executive summary was circulated to our entire board of directors, Luan Dang, our Advisory Board member, and Eric Chess Bronk, our mergers and acquisitions financial consultant. On January 28, 2004, Messrs. Knitowski, Dang and Bronk met with Mr. Sundling at Caneum’s offices. At this meeting, Mr. Sundling gave a presentation to Caneum about his business, and Mr. Knitowski gave a presentation to Mr. Sundling of our business. At this meeting there was both a preliminary discussion between the parties of an acquisition, as well as discussions of Pipeline utilizing our business process outsourcing services. The parties continued to stay in contact with each other over the next several weeks, and discussions continued.

     On February 5, 2004, our board of directors discussed this meeting at a board meeting and decided to make a merger proposal to Pipeline and its principal shareholders.

     On February, 19, 2004, a draft letter of intent prepared by Mr. Bronk was circulated to all board members and was subsequently executed by Mr. Mudan and forwarded to Mr. Sundling. On March 1, 2004, the letter of intent was executed by Mr. Sundling and Raju Patel, Pipeline’s other principal shareholder.

     On March 22, 2004, we retained Jon Jensen, an attorney with the firm of Call, Jensen & Ferrell, to prepare appropriate documents to finalize a merger with Pipeline. Despite the expiration of the letter of intent, during the following weeks and months negotiations continued between the parties and their attorneys, concerning valuation and other terms of the proposed transaction. During this period, the status of the negotiations was discussed at each monthly board meeting and a report was made at each board meeting on the status of negotiations by Mr. Bronk and Mr. Knitowski.

     On June 8, 2004, Pipeline and Caneum executed a technical writer agreement.

     On June 15, 2004, Pipeline and Caneum executed a Mitrix Reseller Agreement and a payroll agreement.

     As a result of the continued negotiations, we determined that it was in the best interests of the anticipated merger, and our desire to integrate the operations of the companies as quickly as possible, to hire Mr. Sundling and Mr. Patel as Director of Technical Services and Director of Professional Services, respectively, while negotiations proceeded to finalize the merger agreements. On June 15, 2004, Mr. Sundling and Mr. Patel were hired by Caneum with the approval of our board of directors and our compensation committee.

     The merger agreement was executed and delivered by the parties on July 8, 2004. On July 9, 2004, Caneum publicly announced the execution of the merger agreement.

     Shortly before the execution of the merger agreement, Caneum’s ten largest shareholders in terms of their share holdings, who together held 1,879,365 shares, or approximately 47% of the outstanding shares entitled to vote at the Special Meeting, agreed to vote their Caneum shares, and to cause any transferees of their Caneum shares to vote such shares, in favor the merger agreement.

Reasons for the Merger

     In considering the merger with Pipeline, the board of directors of Caneum consulted with senior members of Caneum’s management team regarding the strategic and operational aspects of the merger as well as long-range business, financial, and market prospects for Caneum (with or without the merger). The board of directors also retained special counsel for the transaction regarding legal due diligence matters and the terms of the merger agreement and related agreements. Taking into account these consultations, and the factors discussed below, the board concluded that entering into the merger agreement with Pipeline would yield the highest value for our stockholders and is in the best interests of our stockholders.

     In the course of reaching its decision to approve the merger and the merger agreement and to recommend that you adopt the merger agreement, our board of directors considered a number of potentially positive factors in its deliberations, including the following:

•	We see opportunities to reduce the operational costs of both entities through consolidation of the two infrastructures by combining our web hosting, telecommunications and administration functions and processes.

•	The merger will allow us access to Pipeline distribution channels to cross-market our business process and information technology outsourcing services.

º	We have the opportunity to offer supplemental resources to Pipeline in executing their current and future projects.

º	In addition to the potential to deploy Pipeline’s TeamView™ platform for our own use, we see opportunities for deployment at some of our key customers. The platform offers significant productivity benefits in a variety of applications

•	Pipeline’s technology will enhance our services and create a new product vertical.

•	It will increase our ability to cross-market our services to Pipeline and Caneum customers.

•	We can take advantage of Pipeline’s long standing relationship with its customers.

•	The cash component of the acquisition consideration will come from cash on hand in Pipeline at closing and the profits from Pipeline contracts already in place.

•	The non-cash consideration of 1,000,000 shares is paid over two years and, though representing approximately 20% of our issued and outstanding shares at closing, based on projected revenues and expenses from our continuation of Pipeline’s business, should create a 400% increase in our top line revenue with no net loss.

•	The merger will make available to us experienced and talented Pipeline personnel who already have considerable knowledge and established processes for operating in outsourcing environments. Many of the skill sets at Pipeline are complimentary to the Caneum business model for outsourcing services.

•	All of the feedback and negotiations with Pipeline principals have been positive.

•	The closing is conditioned upon minimum financial benchmarks by Pipeline.

     Our board of directors also considered a number of potentially countervailing factors in its deliberations concerning the merger, including the following:

•	20% dilution in Caneum’s present stock ownership over 3 years;

•	Pipeline’s business is disproportionately with one major customer;

•	The need for integration with Caneum of Pipeline and its personnel; and

•	Pipeline’s ability to execute on its current revenue model with its one major customer.

     Our board of directors concluded that these potential countervailing factors did not outweigh the benefits of the merger to us and our stockholders.

     Our board of directors also considered the interests of our directors and executive officers in the merger, which are described below under “ — Interests of Our Executive Officers or Directors in the Merger.”

     The preceding discussion is not meant to be an exhaustive description of the information and factors considered by our board of directors, but is believed to address the material information and factors considered. In view of the wide variety of factors considered in connection with its evaluation of the merger and the complexity of these matters, our board of directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the various factors considered in reaching its determination. In considering the factors described above, individual members of the board may have given different weight to different factors.

Transfer of Intellectual Property

     In connection with the merger transaction, Pipeline will transfer certain proprietary software to a newly created California corporation, Suntel Systems, Inc., owned by Mr. Sundling and Mr. Patel, who are shareholders and management of Pipeline and employees of Caneum. The software, known as TeamView Software™, is an application designed for capturing, tracking, and managing business records. If the merger is completed, Suntel will grant to Caneum a non-exclusive, world-wide license to use this software pursuant to a software license agreement and will issue to Caneum 5% of the stock of Suntel. The license will grant Caneum the right to use the software internally and to distribute the software to others, to whom we could grant sublicenses. Caneum would pay a fee to Suntel for each sublicense granted. Suntel will also grant to Caneum a non-exclusive, non-transferable, limited right and license to use, without charge, Suntel’s trademarks in connection with the software. The internal use license will be perpetual and the license to market and distribute the software to others will be for five years.

     Suntel has entered into a non-binding term sheet with Trymetris Capital Fund I, LLC (the “Fund”), a limited liability company managed by Trymetris Capital Management, LLC. Alan S. Knitowski, our Chairman, is a managing member of Trymetris Capital Management and owns a membership interest in the Fund. The term sheet provides that the Fund and third parties will each invest $50,000 in Suntel. In return, Suntel will issue six-month 7% subordinated convertible notes, subordinated only to bank debt. The notes would have voting rights based on the number of shares into which the notes could be converted. The notes are convertible into shares of Suntel based on the fair market value of the shares on the date of conversion, but not less than 20% of the outstanding stock of Suntel. The shares would have piggyback registration rights. Also, so long as the Fund owns at least 5% of the outstanding common stock of Suntel, the Fund would be able to designate at least one director of Suntel.

Employment Agreements

     In connection with the merger transaction with Pipeline, Caneum has entered into two interim employment agreements with persons affiliated with Pipeline. The agreements are with Charlie Sundling, the current president and chairman of Pipeline, and Raju Patel, a current vice-president and director of Pipeline. These employment agreements provide for full-time employment with Caneum. In addition to a base salary, these employees will receive performance options vesting over a two year time period to purchase up to 1,000,000 shares of Caneum and an additional performance cash bonus in the second year of employment of up to $500,000. If the merger agreement is not closed on or before September 30, 2004, the employment agreements will terminate on that date. If closing does occur by that date, the term of the agreements will be for two years from closing and will be renewable for successive one-year terms. Mr. Sundling is being employed during the interim term as Director of Technical Services and after the closing of the merger will be appointed as Senior Vice President of Caneum. Mr. Patel is being employed as Director of Professional Services of Caneum.

Treatment of Stock Options

     Pipeline has outstanding options to purchase 2,838,000. Of these 2,600,000 are held by Charlie Sundling and Raju Patel, officers and directors of Pipeline. These options will be cancelled prior to the closing of the merger. Mr. Sundling and Mr. Patel have received from Caneum options to purchase 500,000 shares each as part of their employment compensation from Caneum as set forth in their employment agreements. The remaining 238,000 options are held by Pipeline employees and will be converted into Pipeline shares prior to closing.

Recommendation of the Board of Directors

     At a meeting of our board of directors held on July 28, 2004, at which all of our directors were present, our board of directors concluded that the terms and provisions of the merger agreement were advisable and fair to and in the best interests of Caneum and our stockholders. The board members present at the meeting unanimously approved the merger agreement, declared the merger advisable and recommended that the stockholders adopt the merger agreement.

     Our board of directors recommends that our stockholders vote “FOR” the merger proposal.

Voting Agreements

     Caneum’s ten largest shareholders in terms of their share holdings, who together hold 1,879,365 shares, representing approximately 47% of the outstanding shares entitled to vote at the Special Meeting, have agreed to vote their Caneum shares, and to cause any transferees of their Caneum shares to vote such shares, in favor the merger agreement.

Interests of Our Executive Officers or Directors in the Merger

     In considering the recommendation of our board of directors in favor of the merger, you should be aware that acquisition of Pipeline may result in certain benefits to our directors and executive officers that are not available to stockholders generally. These benefits are set forth below. Stockholders should take these benefits into account in deciding whether to vote for adoption of the merger agreement.

     Options granted by us to Alan Knitowski, our Chairman, Robert Mitro, our Vice-Chairman, and Sukhbir Singh Mudan, our President and a director, contain vesting provisions which may be affected by the closing of the merger transaction. Each of the option grants to these persons provides that 1/12th of the total number of option shares subject to the option grant will vest each operating quarter in which the gross revenue for such quarter exceeds the gross revenue of the prior quarter, and/or 1/12th of the total number of option shares subject to the option grant will vest for each $250,000 in gross revenue generated cumulatively in the aggregate. If, during the quarter in which the merger transaction closes, Pipeline has gross revenues, these revenues will be consolidated with those of Caneum and may result in the vesting of these options sooner than if the closing were not to occur. We anticipate that the closing will occur during the third quarter, and there is no way to predict the specific amount of revenues which Pipeline will generate during that quarter. Thus, we are not able to predict the specific effect, if any, the closing of the merger transaction will have on the vesting of these options.

Dissenters’ Rights

     As a pseudo-California corporation under Section 2115 of the California Corporations Code, Caneum must grant its shareholders certain rights to dissent from the proposed merger with Pipeline. Section 2115 purports to make California law pertaining to dissenters’ rights applicable to the exclusion of the law of the jurisdiction in which the corporation is incorporated. The discussion below is not a complete summary regarding your rights to dissent under California law and is qualified in its entirety by reference to the text of the relevant provisions of California law, which are attached to this proxy statement as Annex D. Stockholders intending to exercise dissenters’ rights should carefully review Annex D. Failure to follow precisely any of the statutory procedures set forth in Annex D may result in a termination or waiver of these rights.

     Any record shareholder of Caneum who will own shares on the date the merger becomes effective and desires to exercise his dissenters’ rights must take the following steps:

     1. The shareholder must not vote in favor of the merger agreement as the Special Meeting.

     2. If the merger agreement is approved at the Special Meeting, Caneum will be required to give notice to the shareholders of the approval within 10 days thereafter, accompanied by a copy of the statutory provisions set forth in attached Annex D, a statement of the price determined by the company’s to represent the fair market value of the dissenting shares and a brief description of the procedure to be followed if a shareholder desires to exercise his rights. The shareholder must then submit a written demand to Caneum, which must be received by Caneum within 30 days after the date of mailing of such notice from Caneum. The address of Caneum, to which any such demand for the purchase of shares is to be sent, is Caneum, Inc., 170 Newport Center Drive, Suite 220, Newport Beach, California 92660. The demand must state the number of shares held of record by the shareholder which the shareholder demands that Caneum purchase, and must indicate what the shareholder claims to be the fair market value of those shares as of day before the announcement of the proposed merger. The demand will constitute an offer by the shareholder to sell those shares to Caneum at that price. A shareholder may not withdraw a demand for payment unless Caneum consents thereto.

     3. The shareholder must also submit the certificate(s) representing the shares which he demands that Caneum purchase to Caneum at the address set forth above within the same 30-day period. Caneum will stamp or endorse the certificate(s) with a statement that the shares are dissenting shares.

     4. If the shareholder and Caneum do not agree on the status of such shares as dissenting shares or on the fair market value of the dissenting shares, the shareholder must file a lawsuit in the Orange County superior court, within six months after the date of mailing of such notice from Caneum after the approval of the merger agreement, asking the court to determine the issue(s) upon which there is disagreement. Two or more dissenting shareholders may join as plaintiffs or their suits may be consolidated and determined in a single proceeding by the court. Caneum does not presently intend to initiate such a suit and, if a dissenting shareholder fails to file suit (or otherwise to become a party to such a suit) within the six-month period, his shares will lose their status as dissenting shares.

     Under Section 1300 of the Corporations Code, the “fair market value” of the Caneum shares for purposes of exercising dissenters’ rights is to be determined as of the day before the first announcement of the terms of the merger, excluding any appreciation or depreciation in consequence of the proposed merger. The board of directors of Caneum has determined that such fair market value, if paid in cash, is $0.75 per share. The determination of such fair market value by Caneum is not binding on shareholders and, if a dissenting shareholder chooses to dispute such value, he will have the right to commence or join a lawsuit to have the fair market value determined by the court.

     If Caneum and a dissenting shareholder agree that the shares are dissenting shares and agree on the price, the shareholder is entitled to the agreed price, with interest at the legal rate on judgments (currently 10% per year), from the date of the agreement. Payment for the shares must be made within 30 days after the price has been agreed to, upon surrender of the certificate(s) representing the shares, unless Caneum and the shareholder agree otherwise.

     At the trial of the action, if the status of the shares as dissenting shares is disputed, the court will first determine that issue. If the fair market value of the shares is disputed, the court will determine (or will appoint one or more impartial appraisers to determine) the fair market value of the shares. If the court appoints appraisers and they file a report as to the fair market value of the shares, the court may confirm their report if it finds it reasonable. Otherwise, the court will determine the fair market value of the shares and enter a judgment accordingly. Any part to the suit may appeal from the judgment.

     A dissenting shareholder will be entitled to the fair market value of his shares, as set forth in such a judgment, on the endorsement and delivery to Caneum of the certificate(s) representing the shares. The costs of the action, including reasonable compensation to the appraisers as fixed by the court, may be assessed or apportioned as the court considers fair, but if the fair market value of the shares, as determined by the court, exceeds the price offered by Caneum, the court has the further discretion to require Caneum to pay the shareholder’s attorney’s fees, the fees of the shareholder’s expert witnesses and interest at 10% per year from the date on which the shareholder made his written demand on Caneum and submitted his shares certificate(s) for endorsement.

     Dissenting shares lose their status as dissenting shares if any of the following occur: (1) the merger is abandoned; (2) the shares are transferred before being submitted to Caneum for endorsement; (3) the shareholder withdraws his demand with the consent of Caneum; or (4) in the absence of agreement between the shareholder and Caneum on the price of his shares, the shareholder fails to file suit or otherwise become a party to a suit under CCC Section 1304 within the six-month period described above.

Material United States Federal Income Tax Consequences of the Merger

     The consummation of the merger will not result in any federal income tax consequences to the Caneum shareholders.

Regulatory Matters

     Caneum does not believe that any federal or state regulatory requirements must be complied with or approval must be obtained in connection with the transaction, except for routine compliance with Nevada and California requirements for filing of the merger documents.

Opinions of Financial Advisors

     Caneum has not sought or obtained an opinion of financial advisors in connection with the merger. Management believes the merger will benefit Caneum, but has not sought outside confirmation of the benefits, or risks, the merger may have on the company.

THE MERGER AGREEMENT

     The following description summarizes the material provisions of the merger agreement and is qualified in its entirety by reference to the complete text of the merger agreement. The merger agreement is included as Annex A to this proxy statement. We encourage you to read it carefully and in its entirety.

Merger Consideration

     Total consideration payable to the shareholders of Pipeline in the merger transaction will be 1,000,000 shares of common stock of Caneum and $500,000. On the effective date of the merger, Caneum will issue a total of 500,000 shares of its common stock pro rata to the shareholders of Pipeline. On the first anniversary of the effective date, Caneum will issue a total of 250,000 shares pro rata to these persons and on the second anniversary will issue another 250,000 shares pro rata to such persons. On the monthly anniversary of the effective date, Caneum will pay pro rata to the shareholders of Pipeline a cash payment equal to $50,000 for ten consecutive months.

     The total number of shares to be issued in the merger transaction by Caneum may be reduced if the gross revenues of Pipeline for the year ended December 31, 2004, as reflected in the audited financial statements, are less than 90% of the gross revenues for the same period reflected in the unaudited financial statements. In such event the number of shares to be issued at the effective date shall be reduced by a factor equal to multiplying the 500,000 shares by a ratio equal to the amount of audited revenue divided by the unaudited amount.

     The number of shares to be issued to the shareholders of Pipeline after the effective date will be adjusted to reflect any share distribution, stock split, or similar action by Caneum. If prior to the second anniversary of the effective date of the merger Caneum makes any distribution of cash, shares, or other property to the holders of Caneum stock as a dividend, distribution, spin-off, split-off, or liquidated distribution, then the remaining shares to be issued under the merger agreement shall be supplemented to include the consideration the Pipeline shareholders would have been entitled to receive had the remaining shares been issued. Further, if prior to the second anniversary a reclassification, capital reorganization or recapitalization, merger or similar transaction, or sale of all or substantially all of the assets of Caneum, shall occur, provision will be made so that the shares issuable to the Pipeline shareholders will be adjusted to equal the amount, number, or type of shares or other property such person would have been entitled to receive if the issuance had occurred if the remaining shares had been issued.

     No fractional shares will be issued to the Pipeline shareholders. In general, any fraction of a share will be rounded up to the next whole share.

Stock Acquisition Agreement

     Each shareholder of Pipeline will be required to execute and deliver a stock acquisition agreement and to deliver for cancellation the certificate representing his shares of Pipeline. Each shareholder of Pipeline will be required to acknowledge that the shares of Caneum to be received in the merger have not been registered under the Securities Act and are restricted shares as defined in Rule 144 promulgated by the SEC. In addition, the stock acquisition agreement provides that the Pipeline shareholder will not offer, sell, or otherwise dispose of the Caneum shares for a period of six months after they are issued to the shareholder. Further, during the seventh through twelfth months after issuance, each shareholder will not transfer in excess of 50% of the shares. The stock acquisition agreement also provides for piggyback registration rights to the Pipeline shareholders for any future registration statements filed by Caneum, excluding its current registration statement on Form S-2. In the event of a piggyback registration of these shares, both Caneum and the Pipeline shareholders have agreed to indemnify the other party. Until four years after the date of the stock acquisition agreement, or one year after termination of their employment with Caneum, whichever first occurs, Charlie Sundling and Raju Patel agree not to compete with Caneum.

Effective Time of the Merger

     The merger will become effective upon the filing of a certificate of merger with the Nevada Secretary of State or at such later time as is agreed upon by Caneum and Pipeline and specified in the certificate of merger. The filing of the certificate of merger will occur on or immediately following the closing date. Subject to the terms and conditions of the merger agreement and in accordance with Nevada and California law, at the effective time of the merger, Pipeline will merge with and into Caneum, which will be the surviving entity.

Representations and Warranties

     The merger agreement contains representations and warranties of each party to the agreement. These representations and warranties will survive the making of the merger agreement and will continue thereafter to be binding on the parties.

     The merger agreement contains customary representations and warranties of Pipeline as to, among other things:

•	its organization, good standing and corporate power;

•	the authorization and enforceability of the agreement;

•	its capitalization;

•	its material agreements and intellectual property;

•	tax matters;

•	its unaudited financial statements and compliance with GAAP requirements;

•	the lack of undisclosed adverse changes or liabilities since December 31, 2003;

•	compliance with laws and permits;

•	employee compensation, benefits, and obligations;

•	insurance policies;

•	legal matters;

•	environmental matters;

•	brokers and finders; and

•	accuracy of information in the agreement.

     In addition, the merger agreement contains representations and warranties by Caneum as to, among other things, its organization, good standing and corporate power; the authorization and enforceability of the agreement; its capitalization; its SEC filings; and the accuracy of the information in the agreement.

     The representations and warranties in the merger agreement are complicated and not easily summarized. You are urged to read carefully and in their entirety the sections of the merger agreement entitled “Representations and Warranties of the Company” and “Representations and Warranties of Caneum” in Annex A to this proxy statement.

Covenants

     Access to Information

     Prior to closing of the merger agreement, each of the parties will have access to the other’s books and records with respect to the affairs and business of the party. Each of the parties has agreed to maintain the confidentiality of the other’s non-public information.

     Pipeline Actions Prior to Closing

     Until the effective time of the merger, Pipeline has agreed to carry on its business in the same manner as previously conducted, to preserve intact its business organization, and otherwise to maintain the best interests of the company. Pipeline has agreed not to enter into extraordinary contracts, to sell its assets, to create any liens on its properties, to make cash distributions to its shareholders except for salaries, to take any action that would violate the provisions of the merger agreement, or to enter into any agreement to accomplish the same.

     No Solicitation of Acquisition Proposals by Pipeline

     Until the effective time of the merger, Pipeline has agreed not to solicit or encourage, or enter into, any offer or proposal for a merger, acquisition, consolidation or other business combination. Pipeline has also agreed not to engage in any discussions or negotiations with, or disclose any non-public information to, any person who has made an acquisition proposal to Pipeline.

     Transfer of Intellectual Property and License

     At or prior to the effective date of the merger, Pipeline is permitted to assign certain of its intellectual property to another corporation controlled by certain of its shareholders, provided that it requires such corporation to license the use of the intellectual property to Caneum. Notwithstanding this transfer, the surviving corporation will retain all of Pipeline’s interest in and to the mark “Pipeline Software,” its related logos, its URL address and related trademarks, service marks, trade names, and copyrights. Under these provisions, Pipeline will transfer certain proprietary software to a newly created California corporation, Suntel Systems, Inc., owned by Mr. Sundling and Mr. Patel, who are shareholders and management of Pipeline and employees of Caneum. The software, known as TeamView Software™, is an application designed for capturing, tracking, and managing business records. If the merger is completed, Suntel will grant to Caneum a non-exclusive, world-wide license to use this software pursuant to a software license agreement and will issue to Caneum 5% of the stock of Suntel. The license will grant Caneum the right to use the software internally and to distribute the software to others, to whom we could grant sublicenses. Caneum would pay a fee to Suntel for each sublicense granted. Suntel will also grant to Caneum a non-exclusive, non-transferable, limited right and license to use, without charge, Suntel’s trademarks in connection with the software. The internal use license will be perpetual and the license to market and distribute the software to others will be for five years.

     Other Covenants

     The merger agreement contains a number of other covenants, including covenants relating to:

•	preparation of this proxy statement and holding of the Special Meeting;

•	no assurance as to the tax or accounting consequences of the merger;

•	audit of Pipeline’s financial statements;

•	public announcements; and

•	notification by either party of the inaccuracy of any representation or warranty, and the occurrence or non-occurrence of any event which may result in the failure of any condition in the agreement.

Conditions to Merger

     The parties’ obligations to complete the merger are subject to the following conditions:

•	all of the material covenants and agreements required before closing must be complied with and performed;

•	all of the representations and warranties must continue to be accurate, except for ones which in the aggregate would not result in a material adverse effect;

•	the employment agreements with Charlie Sundling and Raju Patel with Caneum must not have been terminated or materially breached; and

•	there must not be any action, suit or proceeding instituted by any governmental authority, and no statute, rule, order, decree, or regulation, and no injunction for such, may be in effect, which would prohibit, restrain, enjoin, or restrict the consummation of the merger.

     The merger agreement provides that a “material adverse effect” would include any event, change or development which has had, or reasonably can be expected to have, a material adverse effect on the party’s operations, revenues, assets or business, taken as a whole.

     Our obligations to complete the merger are also subject to the following conditions, unless waived by us:

•	each of the shareholders of Pipeline shall have executed a stock acquisition agreement which obligates the shareholder to the merger transaction;

•	each of the employees of Pipeline shall have executed confidentiality and assignment agreements;

•	Suntel Systems, Inc. shall have executed and delivered the license agreement;

•	the audit of Pipeline’s financial statements shall have been completed;

•	approval of the merger by the shareholders of Caneum;

•	Pipeline shall have positive net income for the year ended December 31, 2003, as reflected in the audited financial statements;

•	the gross revenues and positive net income of Pipeline for the period from January 1, 2004, until June 30, 2004, as reflected in the unaudited financial statements, shall be at least $700,000; and

•	the total amount of Pipeline’s cash at the effective time of the merger plus its current accounts receivable, less accounts payable, as determined in accordance with GAAP, shall be not less than $300,000.

     Pipeline’s obligation to complete the merger is also subject to the following conditions, unless waived by Pipeline:

•	we must have executed and delivered a stock acquisition agreement to be signed by Pipeline and all of its shareholders, which agreement contains the same representations and warranties by Caneum as the merger agreement;

•	we must have executed and delivered the license agreement with Suntel Systems, Inc.; and

•	our shares must be traded publicly through the OTC Bulletin Board.

Termination of Merger Agreement

     The merger agreement may be terminated at any time prior to the effective time of the merger by either party as follows:

•	if any event occurs or any state of fact exists which renders the obligations of the party incapable of fulfillment by September 30, 2004, so long as the condition is not a result of the party’s breach of the merger agreement;

•	if the other party commits a material breach of its obligations under the merger agreement or its representations contained therein; or

•	if the closing of the merger agreement has not occurred by September 30, 2004, so long as the failure to close is not the result of a breach of the merger agreement by the party.

     In the event the merger agreement is terminated for a breach of the agreement by Pipeline, and if Pipeline closes another acquisition transaction within twelve months after such breach, then Pipeline shall be obligated to pay to Caneum a cash amount equal to 5% of the total consideration paid to Pipeline and its shareholders in such transaction. This does not limit the right of Caneum to seek other remedies available under the agreement or applicable laws.

Offset Rights

     Under the merger agreement Caneum has certain offset rights for certain amounts owed by Pipeline resulting from any breach of the agreement. In the event of such a breach by Pipeline, Caneum may reduce pro rata the number of shares to be distributed to the shareholders of Pipeline in the future. The reduction shall be computed based on the amount owned by Pipeline divided by $0.75. Caneum may also reduce pro rata the cash amount to be paid as part of the merger consideration. In addition, Caneum may credit all or a portion of such amount owed against any amount owed by Caneum, its officers, directors, shareholders, employees advisors, or agents on account of this agreement or violations of Caneum’s, or such persons’, duties or obligations under securities laws or other laws in connection with the merger. The Pipeline shareholders will not otherwise (except for fraud) have personal liability to Caneum on account of the inaccuracy of any representation or warranty made by Pipeline in the merger agreement or the breach by Pipeline of any covenant made by it in connection with the merger agreement, but does not limit such a shareholder’s liability for his breach of or inaccurate representation or warranty under an exhibit to the merger agreement.

     No such reduction or offset is permissible unless the total amount owed by Pipeline exceeds $20,000, in which event, only the amount owed in excess of $20,000 may be offset. If the total amount of the offset exceeds $100,000, no offset for the amount in excess of $100,000 will be offset. For purposes of any offset amount, Pipeline is deemed to have indemnified Caneum against any claims, demands, injunctions, judgments, orders, rulings, penalties, fees, losses, damages, injuries, obligations, and liabilities, which may arise by reason of the merger transaction.

Fees and Expenses

     We have agreed to pay one-half of the cost of auditing Pipeline’s financial statements. Otherwise, except for fees or costs awarded in any legal action relating to this transaction, we and Pipeline will bear our own expenses in connection with the merger.

AMENDMENT TO THE 2002 STOCK OPTION/STOCK ISSUANCE PLAN

Background

     On December 18, 2002, our board of directors adopted the 2002 Stock Option/Stock Issuance Plan. Our shareholders approved the Plan in June of 2003. The Plan provides for the granting of stock options or the issuance of restricted stock to the employees, officers, and consultants of our company. This is our only stock option or stock grant Plan.

     The board has authorized an amendment to our 2002 Stock Option/Stock Issuance Plan to increase the number of shares of common stock available for issuance under the Plan from 3,000,000 shares to 7,500,000 shares. Any increase in the number of shares available under the Plan requires stockholder approval. The complete text of the amendment is set forth at the end of this section of the proxy statement. Because the number of shares underlying options granted pursuant to the Plan exceeds the number of shares authorized under the Plan, the board has proposed this amendment, subject to stockholder approval.

     As of August 25, 2004, options to purchase 4,992,500 shares were outstanding and we had granted 5,000 restricted shares under the Plan. No options to purchase shares had been exercised as of that date. This exceeds the number of shares authorized under the Plan by 1,997,500. The board believes that our ability to continue providing non-cash compensation and incentives in the form of stock options and grants is crucial to our ability to attract, retain and motivate talented employees, consultants and non-employee directors.

The Plan

     The purpose of the Plan is to provide eligible persons an opportunity to acquire a proprietary interest in our company and as an incentive to remain in our service. Awards under the Plan consist of both non-qualified options and qualified options intended to qualify as “Incentive Stock Options” under Section 422 of the Internal Revenue Code, and stock grants. The following discussion sets forth the material terms and conditions of the Plan:

     Administration

     The Plan is administered by our Compensation Committee, which is composed of Douglas L. Wadkins and Avtar Singh Ranshi, two of our directors, and is chaired by Mr. Wadkins. The Compensation Committee selects the employees, directors and consultants who will be granted options or issued stock under the Plan and, subject to the provisions of the Plan, will determine the terms and conditions and number of shares subject to each option or stock issuance, except in the case of grants to officers, directors, and 10% shareholders subject to Section 16(b) of the Exchange Act, which grants are approved by the full board.

     Shares Subject to the Plan

     The Plan authorizes the issuance of shares or the granting of either incentive stock options or non-incentive stock options to purchase in the aggregate up to 3,000,000 shares of our common stock. The shares available for issuance will be increased or decreased according to any reclassification, recapitalization, stock split, stock dividend or other such subdivision or combination of our common stock. Shares of our common stock subject to unexercised options that expire or are terminated prior to the end of the period during which options may be granted under the Plan will be restored to the number of shares available for issuance under the Plan.

     Eligibility

     The persons eligible to participate in the Plan are as follows: employees of our company and any of its subsidiaries; non-employee members of our board or non-employee members of the board of directors of any of our subsidiaries; and consultants and other independent advisors who provide services to us or any of our subsidiaries. Options may be granted, or shares issued, to consultants or advisors who are natural persons and who provide bona fide services to us or one of our subsidiaries, provided that the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for our securities.

     The Plan administrator has full authority to determine which eligible persons are to be granted options and to fix the terms of the options granted not inconsistent with the provisions of the Plan. The Plan administrator also has full authority to determine which eligible persons are to be issued shares pursuant to the Plan and the terms upon which those shares are to be issued not inconsistent with the provisions of the Plan. In general, there is no limitation regarding the amount of securities that an eligible optionee or participant may receive or purchase.

     Issuance of Stock and Exercise Price of Options

     The Plan administrator will determine the number of shares to be issued under the stock issuance program and the purchase price thereof, and the number of shares that the optionee may purchase upon exercise of the option and the price at which the shares may be purchased. The aggregate fair market value as of the respective date or dates of the grant of any one or more options to any employee under the Plan, or any other option Plan of our company or its subsidiaries, which may for the first time become exercisable as an incentive stock option during any one calendar year cannot exceed the sum of $100,000. To the extent that an employee holds two or more of such options which become exercisable for the first time in the same calendar year, the $100,000 limitation on the right to exercise of those options as incentive stock options will be applied on the basis of the order in which the options were granted. Those options which are included in any amounts in excess of the $100,000 limitation will be deemed to be nonstatutory options and exercisable as nonstatutory options.

     Stock issued under the stock issuance Plan may vest immediately or upon terms established by the Plan administrator, provided that (unless such requirement is amended or waived by the Plan administrator in a particular case) at least 20 percent of the total shares subject to a vesting schedule will fully vest in each calendar year on the anniversary date of the issuance of the shares.

     Irrespective of whether a participant’s shares are vested or are held in escrow, a participant to whom shares under the stock issuance Plan have been issued will have the right to vote those shares and to receive any regular cash dividends paid on those shares.

     Term

     The Plan will continue in effect until all of the stock available for grants or issuance has been acquired through exercise of options or grants of shares, or until December 1, 2012, whichever is earlier. The Plan may also be terminated in the event of certain corporate transactions such as a merger or consolidation or the sale, transfer or other disposition of all or substantially all of our assets. The Plan may be terminated earlier or modified by the Board provided that no rights of optionees or participants may be altered unless with the consent of the persons holding options or shares of common stock pursuant to the Plan who are affected.

     All options available to be granted, and stock to be issued, under the Plan must be granted or issued by December 1, 2012. The Plan administrator will determine the actual term of the options but no option will be exercisable after the expiration of 10 years from the date granted. No incentive stock option granted to an employee who owns more than 10% of the combined voting power of all the outstanding classes of stock in the Company may be exercised after five years from the date of grant. All options and unvested stock issuances outstanding at December 1, 2012, under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

     The options granted pursuant to the Plan are not transferable except by will or the laws of descent and distribution. Shares granted under the stock issuance program are not transferable until the shares are vested.

     Material Terms of Stock Options

     Stock option awards under the Plan consist of nonstatutory stock options (NSOs) and incentive stock options (ISOs). ISOs may be granted only to our employees or the employees of one of our subsidiaries.

     The purchase price under each option is established by the Plan administrator, but in no event will it be less than 100% of the fair market value of our common stock for ISOs and 85% for NSOs. The ISO price applicable to any option holder who holds more than 10 percent of our outstanding common stock, or the stock of any of our subsidiaries, will be 110% percent of fair market value. The aggregate exercise price, plus applicable taxes, are due and payable in cash or check on the date of the exercise of an option. However, the Plan administrator may permit payment of the total amount due by a full-recourse, interest-bearing promissory note secured by the shares; shares of our common stock valued at fair market value on the date of exercise of the option; or through a special sale and remittance procedure through a designated brokerage firm.

     The Plan administrator will fix the terms of each option, but no option can be granted for a term in excess of 10 years. The term of such an ISO option will not be longer than five years in the case of any option holder who holds, on the date of the grant of an ISO, more than 10% of the outstanding common stock of our company or any of its subsidiaries. Upon termination of services for us or one of our subsidiaries, the option holder will have a limited time in which to exercise vested options. Unless such requirement is amended or waived by the Plan administrator in a particular case, the Plan administrator will not impose a vesting schedule upon any options granted which provides for exercise of an option for less than 20 percent of the shares subject to the option and with an initial installment for vesting which is fixed for a longer period than one year from the date of grant of the option.

     During the lifetime of the person to whom an option has been granted, only that person has the right to exercise the option and that person cannot assign or transfer any right to the option. Upon the death of the person to whom an option has been granted, the option may be exercised only by those persons who inherit from the holder of the option by will or under the applicable laws of descent and distribution.

     A person to whom an option has been granted will not have any rights as a shareholder until the option has been exercised, the full exercise price and withholding taxes payable have been paid respecting the shares issuable upon exercise of the option, and the person exercising the option has become a shareholder of record.

     The Plan administrator has the authority, with the consent of the option holder affected, to cancel outstanding options and to grant in substitution therefore new options covering the same or a different number of shares at an exercise price per share based upon the fair market value per share of such stock on the date of the grant of a new option.

     If an employee is terminated for misconduct, the options granted to him will terminate immediately upon his employment termination date. Upon termination of employment with or service to our company or any of its subsidiaries of an optionee, except termination for misconduct, the following provisions will apply:

•	ployment or service of an optionee for any reason other than disability, death or termination for misconduct, the optionee will have a period of three months following the date of termination of employment or service of the optionee within which to exercise all options which have vested as of the date of such termination.

•	Upon termination of service by reason of total disability, the optionee will have a period of 12 months following the date of termination within which to exercise all options which have vested as of the date of such termination.

•	If the employment or service of an optionee terminates by reason of the death of that optionee the personal representative of the estate of the deceased optionee or the person or persons to whom an option passes by will or the laws of descent and distribution will have a period of 12 months within which to exercise all options which have vested at the date of the death of the optionee.

•	Under no circumstance of termination of employment or service will any options be exercisable after the specified term of the option has expired.

•	The Plan administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to extend the period of time for which the option is to remain exercisable following optionee’s cessation of service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan administrator shall deem appropriate, but in no event beyond the expiration of the option term; and/or permit the option to be exercised, during the applicable post-service exercise period, not only with respect to the number of vested shares for which such option is exercisable at the time of the optionee’s cessation of service but also with respect to one or more additional installments in which the optionee would have vested under the option had the optionee continued in service.

     Material Terms of Stock Grants

     At the discretion of the Plan administrator, shares may be granted at such cost as determined by the Plan administrator, or for no monetary compensation.

     Stock issued under the stock issuance Plan may vest immediately or upon terms established by the Plan administrator, provided that at least 20 percent of the total shares subject to a vesting schedule will fully vest in each calendar year on the anniversary date of the issuance of the shares.

     Irrespective of whether a participant’s shares are vested or are held in escrow, a participant to whom shares under the stock issuance Plan have been issued will have the right to vote those shares and to receive any regular cash dividends paid on those shares.

     If employment with or service to us terminates for whatever cause at a time when the participant holds unvested shares issued under the stock issuance Plan, those shares will be immediately surrendered to us and cancelled. In the event the participant paid for the shares surrendered in cash or cash equivalent, the amount of that consideration will be repaid. In the event that the participant furnished a promissory note in payment of shares surrendered, the remaining balance of that note attributable to the surrendered shares will be cancelled. In the sole discretion of the Plan administrator, the surrender and cancellation of any unvested shares issued under the stock issuance Plan may be waived at anytime by the Plan administrator subject to such terms and conditions or on no terms and conditions as the Plan administrator may determine.

     Amendment to the Plan

     Our board of directors has complete and exclusive power and authority to amend or modify the Plan. However, no amendment or modification can adversely affect the rights and obligations with respect to options or unvested stock issuances which are outstanding under the Plan unless the optionee or the participant consents to the amendment or modification. Also, the board of directors cannot amend the Plan, without shareholder approval, in a manner which would:

•	cause outstanding options which are intended to qualify as incentive options to fail to qualify;

•	increase the number of shares issuable over the term of the Plan;

•	cause the Plan to fail to meet the requirements of Rule 16b-3; or

•	violate applicable law.

     Options may be granted, and shares may be issued, under the Plan which are in each instance in excess of the number of shares then available for issuance, so long as any excess shares actually issued would be held in escrow until shareholder approval is obtained to amend the Plan to increase the number shares available for issuance. If shareholder approval were not obtained within twelve months after the date the first excess of issuances are made, then any unexercised options granted on the basis of this excess shares would terminate and cease to be outstanding and we would promptly refund to the optionees and the participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest for the period the shares were held in escrow, and the shares would thereupon be automatically canceled and cease to be outstanding.

Federal Income Tax Consequences of the Programs

     The following is a general discussion of the federal income tax effects of participating in the Plan. Because the application and effect of federal taxation depends for specific results on the precise circumstance of the individual option holder and individual participant in the Plan, persons are directed to seek the advice of their legal and tax professionals for specific appropriate guidance in respecting options and shares acquired under the Plan. Moreover, because state and local laws respecting income taxes are variable, persons are further directed to seek the advice of such professionals regarding the effect of these laws.

     The Option Grant Program

     Options granted under the Plan may be either tax-qualified employee incentive options or non-qualified options. Qualified options can be granted only to employees, while non-qualified options can be granted to employees, non-employee directors, and consultants.

     Incentive Stock Options. In the case of incentive options, neither grant nor exercise results in compensation income to the employee or a compensation deduction for the company. If the employee holds the stock issued on exercise for a holding period of at least two years after the date of grant, or one year after the exercise (whichever is longer), then upon subsequent sale of the stock, the employee will recognize as capital gains income (not compensation income) the difference between the sale price and the exercise price. If the employee sells the stock before the prescribed holding period has passed (a “disqualifying disposition”), then the employee will recognize as compensation income the difference between the exercise price and the fair market value of the stock at the time of exercise. That compensation income will be added to the basis of the option stock in determining the capital gain, if any, on the disqualifying disposition.

     Non-qualified Stock Options. In the case of non-qualified options, the grant does not result in compensation income for the option holder or a compensation deduction for the company. The exercise of a non-

qualified option results in the option holder recognizing as compensation income the difference between the exercise price and the fair market value of the stock at the time of exercise. The company would have a compensation deduction in the same amount.

     The Stock Issuance Plan

     Any shares of common stock issued to a participant as a bonus or as an incentive to accept employment with the issuer or any of its subsidiaries will be subject to federal taxation as ordinary income in the amount of the fair market value of those shares on the date of issuance. In circumstances when a participant purchases shares of common stock under our stock issuance Plan at a price less then the fair market price of those shares on the date of issuance thereof, the participant will have taxable ordinary income in the amount of the difference between the price paid for the relevant shares and the fair market value thereof on the date of issuance of the shares. In either case, the participant will have to pay applicable withholding taxes, social security taxes and Medicare taxes.

Options Granted to Management and Employees

     The following table shows all outstanding options as of August 25, 2004, whether currently exercisable or not, granted under the Plan to our officers, directors and employees. This table does not include the options granted to officers and directors on and after October 28, 2003, at which time the number of options granted exceeded the number of shares authorized under the Plan. These options are subject to stockholder approval of the increase in Plan shares. Those options will not be exercisable unless and until the stockholders approve the proposed increase in Plan shares. See Interest of Management In Share Increase and the New Option Benefits Table below.

OUTSTANDING OPTIONS TABLE

Number of
Name and Position	Option Shares
Alan Knitowski, Chairman	1,000,000
Sukhbir Singh Mudan, Director, President, & Treasurer	1,000,000
Robert F. Mitro, Vice-Chairman	750,000
Jason Daggett, former director	55,000
Avtar Ranshi, Director	45,000
One Executive Officer	1,000,000
Two Non-Executive Directors as a Group	100,000
Two Non-Management Employees as a Group	1,750,000

Interest of Management in Share Increase

     On March 17, 2004, the compensation committee granted options for a total of 750,000 shares to Gary Allhusen, an executive officer, as specified in the New Options and Shares Benefits Table below. The committee granted these options subject to stockholder approval of an increase in the Plan shares. The exercise price for all of these options is $0.75 per share. Of the total options granted, 500,000 will vest as follows: 1/12th upon the date of the grant, 1/12th for each operating quarter in which the gross revenue excess that of the prior quarter, 1/12th for each $250,000 in aggregate revenues from non-acquisition generated revenues, and immediately at September 17, 2007. The remaining 250,000 options will vest at the rate of 6,250 per $125,000 of new top line revenue that he delivers to Caneum and any remaining unvested options at September 17, 2007. The options expire five years from the date of grant. The dollar value of the options is calculated for purposes of this table on the basis of a market price per share on March 17, 2004, which was deemed by management as $0.75 per share. None of the options will be exercisable unless and until the stockholders approve the proposed increase in the shares available under the Plan.

     On April 28, 2004, the compensation committee granted options for a total of 5,000 shares to Brittany Mason, an assistant secretary, as specified in the New Options and Shares Benefits Table below. The committee granted these options subject to stockholder approval of an increase in the Plan shares. The exercise price for these options is $0.75 per share, they vest as to 1/4 of the shares every three months, and they expire five years from the date of grant. The dollar value of the options is calculated for purposes of this table on the basis of a market price per share on April 28, 2004, which was deemed by management as $0.75 per share. Also, on June 16, 2004, the compensation committee granted 5,000 fully-vested shares to Ms. Mason under the Plan, which shares were valued at $0.75 per share. None of the options will be exercisable unless and until the stockholders approve the proposed increase in the shares available under the Plan. If the stockholders do not approve the proposed increase, Ms. Mason will be required to return the 5,000 shares granted under the Plan.

     On June 30, 2004, the compensation committee granted fully-vested options for a total of 500,000 shares to Charlie Sundling, who will become an executive officer of Caneum upon the closing of the merger with Pipeline, as specified in the New Options and Shares Benefits Table below. The committee granted these options subject to stockholder approval of an increase in the Plan shares. The exercise price for these options is $0.75 per share and they expire five years from the date of grant. The dollar value of the options is calculated for purposes of this table on the basis of a market price per share on June 30, 2004, which was deemed by management as $0.75 per share. None of the options will be exercisable unless and until the stockholders approve the proposed increase in the shares available under the Plan.

     On July 28, 2004, the board granted options for a total of 50,000 shares to Douglas L. Wadkins, one of our directors, as specified in the New Options and Shares Benefits Table below. The board granted these options subject to stockholder approval of an increase in the Plan shares. The exercise price for these options is $3.00 per share, they vest as to 1/4 of the shares at the end of each three-month period, and they expire five years from the date of grant. The dollar value of the options is calculated for purposes of this table on the basis of a market price per share on July 28, 2004, which was deemed by management as $3.00 per share.

     On August 25, 2004, the board granted options for 45,000 shares to Avtar Ranshi, one of our directors, as specified in the New Options and Shares Benefits Table below. The board granted these options subject to stockholder approval of an increase in the Plan shares. The exercise price for these options is $2.40 per share, they vest as to 1/4 of the shares at the end of each three-month period starting August 14, 2004, and they expire five years from August 14, 2004. The dollar value of the options is calculated for purposes of this table on the basis of a market price per share on August 14, 2004, which was deemed by management as $2.40 per share.

NEW OPTIONS AND SHARES BENEFITS TABLE

     The following table sets forth the options granted and, where noted, shares issued in excess of the 3,000,000 shares currently authorized under the Plan:

	Number of
Name and Position	Option Shares		Dollar Value
Cygni Capital, LLC, consultant	37,500		-0-
Gary Allhusen, Vice-President	750,000		-0-
Brittany Mason, Assistant Secretary	5,000		-0-
Cygni Capital, LLC, consultant	100,000		-0-
Brittany Mason, Assistant Secretary	5,000	(1)	$3,750
Charlie Sundling, Director of Technical Services	500,000	(2)	-0-
Raju Patel, Director of Professional Services	500,000		-0-
Douglas L. Wadkins, director	50,000		-0-
Avtar Ranshi, director	50,000		-0-
Executive Group	750,000		-0-
Non-Executive Director Group	100,000		-0-
Non-Executive Officer Employee Group	1,010,000		$3,750

     (1) These shares were issued to Ms. Mason as a stock grant under the stock issuance Plan segment of our 2002 Stock Option/Stock Issuance Plan.

     (2) Upon the closing of the merger transaction with Pipeline, Mr. Sundling is proposed to be appointed a senior vice-president of Caneum.

     In the event that the stockholders do not approve the proposed increase in the shares available under the Plan, the new options shown above will terminate and the shares will be returned by the holder to the authorized but unissued common stock of the company. If the stockholders do approve the increase, the options and shares shown above will become effective, and the balance of 2,502,500 shares then available under the Plan will be available for further grants to directors and officers, as well as to other employees and consultants.

     We have not granted or agreed to grant any options to management other than the outstanding options and the new options granted subject to approval of the increase in Plan shares, as shown in the tables above. If the stockholders approve the increase in Plan shares, we expect to continue granting options in accordance with our current compensation policies.

•	Executive and director employee option grants. We have employment agreements with three of our directors, Sukhbir Singh Mudan, our President, Alan Knitowski, our Chairman, and Robert F. Mitro, our Vice-Chairman. These employment agreements do not require us to grant additional options. However, the agreements provide that they are eligible to receive an annual bonus between 25.0% and 100.0% of the then applicable base salary payable in cash or stock.

•	Non-employee directors’ initial option grants. When a non-employee director is first elected to the board, he receives an option to purchase 25,000 shares for accepting his appointment and his service as a director during the first year. The options are exercisable at market value at the time of grant. The board also grants options to purchase 10,000 shares for these directors to serve on a committee of the board, and 5,000 shares to chair the committee. These options vest as to 25% of the options every three months, starting on the date of grant. They expire five years from the date of grant.

•	Non-employee directors’ annual option grants. On each annual anniversary date of the appointment of a non-employee director, the director receives additional options to purchase 25,000 shares for his service as a director during the year. The options are exercisable at market value at the time of grant. The board also grants options to purchase 10,000 shares for these directors to serve on a committee of the board, and 5,000 shares to chair the committee during the year. These options vest as to 25% of the options every three months, starting on the date of grant. They expire five years from the date of grant.

     Management’s interest in stockholder approval of an increase in Plan shares available includes validation of the options granted to the named officers, which are not currently exercisable, and the ability to continue to receive option grants under the Plan.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth as of the most recent fiscal year ended December 31, 2003, certain information with respect to compensation Plans (including individual compensation arrangements) under which our common stock is authorized for issuance:

Number of securities
remaining available for
future issuance under
	Number of securities	Weighted-average	equity compensation
	to be	exercise	Plans
	issued upon exercise of	price of outstanding	(excluding securities
	outstanding options,	options, warrants and	reflected in column
	warrants and rights	rights	(a) and (b)
	(a)	(b)	(c)
Equity compensation Plans approved by security holders	3,037,500 (1)	$0.56	-0-
Equity compensation Plans not approved by security holders	-0-	-0-	-0-

Total	3,037,500 (1)	$0.56	-0-

     (1) Our 2002 Stock Option/Stock Issuance Plan only authorizes the issuance of 3,000,000 shares under the Plan. However, paragraph IV(C)(2) of the Plan permits the granting of options or issuance of stock under the Plan in excess of the number of shares of common stock then available for issuance under the Plan, provided any excess shares are to be held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of common stock available for issuance under the Plan. Shareholder approval of the increase must be obtained within twelve months following the grant or issuance in excess of the authorized shares. In this instance, the option grants in excess of 3,000,000 underlying shares were made on or after October 28, 2003.

Recommendation of the Board of Directors

     At a meeting of our board of directors held on July 28, 2004, at which all of our directors were present, our board of directors concluded that the proposal to increase the number of shares under our stock option/stock issuance Plan was advisable and fair to and in the best interests of Caneum and our stockholders. The board members present at the meeting unanimously approved the increase in the number of shares under the Plan, declared the increase advisable and recommended that the stockholders adopt the amendment to the Plan.

     Our board of directors recommends that our stockholders vote “FOR” the amendment to the Plan to increase the number of shares under the Plan.

Text of Plan Amendment

     Paragraph 1 of Section 1(E) of the Stock Option/Stock Issuance Plan will be amended to read as follows (changed language is bracketed and struck through):

The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 7,500,000 shares.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation of Executive Officers

     Summary Compensation Table. The following table sets forth information concerning the annual and long-term compensation awarded to, earned by, or paid to the named executive officer for all services rendered in all capacities to our company for the years ended December 31, 2003, 2002, and 2001:

SUMMARY COMPENSATION TABLE

Long-Term
Compensation
Securities
	Annual Compensation				Restricted	Under-
				Other Annual	Stock	lying
Name and		Salary	Bonus	Compensation	Award(s)	Options
Principal Position	Year	($)	($)	($)	($)	(#)
Sukhbir Singh Mudan,	2003	$53,534	-0-	$6,468 (1)	-0-	1,000,000
President	2002	-0-	-0-	-0-	-0-	-0-
	2001	-0-	-0-	-0-	-0-	-0-

         (1)This figure includes insurance premiums paid by us for medical, dental, and vision healthcare coverage for Mr. Mudan during the final six months of 2003; no premiums were paid during the first half of 2003.

     Option Grants Table. The following table sets forth information concerning individual grants of stock options to purchase our common stock made to the executive officer named in the Summary Compensation Table during the fiscal year ended December 31, 2003.

OPTIONS GRANTS IN LAST FISCAL YEAR
(Individual Grants)

	Number of securities	Percent of total
	underlying options	options granted to	Exercise or base
	granted	employees in last	price
Name	(#)	fiscal year	($/Share)	Expiration date
Sukhbir Singh Mudan	1,000,000	32.92%	$0.55	August 14, 2008

     Aggregated Option Exercises and Fiscal Year-End Option Value Table. The following table sets forth certain information regarding stock options exercised during the fiscal year ended December 31, 2003, and held as of December 31, 2003, by the executive officer named in the Summary Compensation Table.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

Number of
			Securities	Value of
			Underlying	Unexercised
			Unexercised Options	In-The-Money
			at Fiscal	Options at Fiscal
			Year-End(#)	Year-End($)(1)
	Shares acquired on		Exercisable/	Exercisable/
Name	exercise (#)	Value realized ($)	Unexercisable	Unexercisable
Sukhbir Singh Mudan	-0-	-0-	250,000/750,000	$50,000/$150,000 (1)

     (1) At December 31, 2003, there was no public trading market for our common stock. The fair market value of the shares underlying the unexercised options is computed for purposes of this table at $0.75 per share based on the last sale price of our shares in the latest non-public offering of our stock in October 2003, and the offering price in the first half of 2004 of our common stock by certain of our shareholders registered for resale on Form S-2 filed with the Securities and Exchange Commission and declared effective on February 11, 2004.

Employment Contracts

     On October 28, 2003, our Compensation Committee approved employment agreements with Sukhbir Singh Mudan, our President, Alan S. Knitowski, our Chairman, and Robert F. Mitro, our Vice-Chairman. The following description sets forth the material individual terms of these agreements:

•	Sukhbir Singh Mudan. The initial period of the employment agreement for Mr. Mudan is three years. He is required to devote not less than 75% of his business time to the business of Caneum. His base salary is $120,000 per annum. He received options to purchase 1,000,000 shares at $.55 per share as additional compensation for entering into the agreement.

•	Alan S. Knitowski. Mr. Knitowski is required to devote his best efforts to performing well all duties that Caneum may reasonably assign to him from time to time during the term of the agreement, but he will not be required to devote in excess of 25% of his business time and effort to providing these services. His base salary is $120,000 per annum. He received options to purchase 1,000,000 shares at $.55 per share as additional compensation for entering into the agreement.

•	Robert F. Mitro. Mr. Mitro is required to devote his best efforts to performing well all duties that Caneum may reasonably assign to him from time to time during the term of the agreement, but he will not be required to devote in excess of 25% of his business time and effort to providing these services. His base salary is $60,000 per annum. He received options to purchase 750,000 shares at $.55 per share as additional compensation for entering into the agreement.

     On March 17, 2004, our Compensation Committee approved an employment agreement with our Executive Vice-President, Gary D. Allhusen. The initial period of the employment agreement for Mr. Allhusen is three years. He is required to devote 100% of his business time to the business of Caneum. His base salary is $120,000 per annum. He received options to purchase 750,000 shares at $.75 per share as additional compensation for entering into the agreement.

     Each of the employment agreements contains the following provisions which apply to each of the parties:

•	Each employee, except Mr. Allhusen, is eligible to receive an annual performance bonus between 25% and 100% of the then applicable base salary upon achievement of annual performance objectives payable either in cash or stock.

•	Each employee, together with his spouse and dependents, is entitled to participate in any employee benefit plans maintained by the Company of general applicability to other senior executives, including, without limitation, group medical, dental, vision, disability, life insurance, flexible-spending account, 401(k) and other plans.

•	The employee is entitled to four weeks paid vacation per year.

•	Each agreement contains customary termination and confidentiality provisions.

Compensation of Directors

     On August 14, 2003, our board of directors granted to Jason Daggett, one of our former directors, stock options to purchase 55,000 shares. These options were granted in connection with his appointment as a director, for his appointment to the audit and compensation committees, and for appointment as chairman of each committee. The options were granted pursuant to our Stock Option/Stock Issuance Plan. The options are exercisable at $.50 per share and expire five years from the date of grant. These options are fully vested. Mr. Daggett resigned as a director effective August 15, 2004.

     On August 14, 2003, our board of directors granted to Avtar Singh Ranshi, one of our directors, stock options to purchase 45,000 shares. These options were granted in connection with his appointment as a director and for his appointment to the audit and compensation committees. The options were granted pursuant to our Stock Option/Stock Issuance Plan. The options are exercisable at $.50 per share and expire five years from the date of grant. The options vest at the rate of 25% at the end of each three-month period from the date of grant. On August 25, 2004, we granted an additional 50,000 options to Mr. Ranshi for continuation as a director and member of the audit and compensation committees. These options are exercisable at $2.40 per share and expire five years from August 14, 2004. The options vest at the rate of 25% at the end of each three-month period from August 14, 2004.

     In connection with their appointment as directors in April 2003, Mr. Knitowski and Mr. Mitro were each granted 225,000 shares of our common stock at par value for an aggregate of $225 each paid by these individuals.

     On July 28, 2004, our board of directors granted to Douglas L. Wadkins, one of our directors, stock options to purchase 50,000 shares. These options were granted in connection with his appointment as a director and for his appointment to the audit and compensation committees, and as chairman of the compensation committee. The options were granted pursuant to our Stock Option/Stock Issuance Plan. The options are exercisable at $3.00 per share and expire five years from the date of grant. The options vest at the rate of 25% at the end of each three-month period from the date of grant.

     Directors are permitted to receive fixed fees and other compensation for their services as directors, as determined by our board of directors. The board has adopted a policy to compensate non-employee directors. Each such director receives options to for each year of service. At the commencement of each year of service as a non-employee director, the person receives options to purchase 25,000 shares. The options are exercisable at market value at the time of grant. The board also grants annual options to purchase 10,000 shares for these directors to serve on a committee of the board, and 5,000 shares to chair the committee. These options vest as to 25% of the options per quarter, starting on the date of grant. They expire five years from the date of grant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of our common stock as of August 25, 2004, by each person known to us to own beneficially more than 5% of the outstanding shares of our common stock; by each of our directors and executive officers; and by all of our directors and executive officers as a group:

	Amount and Nature
Name and Address	of Beneficial
of Beneficial Owner	Ownership (1)		Percent of Class
Sukhbir Singh Mudan	834,365	(2)	18.06%
13542 Caminito Carmel
Del Mar, CA 92014
Alan S. Knitowski	950,000	(3)	20.57%
170 Newport Center Drive
Suite 220
Newport Beach, CA 92660
Robert F. Mitro	829,166	(4)	18.54%
20 East Main Street
Suite 19
Los Gatos, CA 95030
Avtar Singh Ranshi	150,000	(5)	3.68%
Gary D. Allhusen	125,000	(6)	*

	Amount and Nature
Name and Address	of Beneficial
of Beneficial Owner	Ownership (1)	Percent of Class
Douglas L. Wadkins	100,000	2.48%
Executive Officers and	2,988,531	51.44%
Directors as a Group
(6 Persons)
Jason Daggett	255,000 (7)	6.23%
23679 Calabasas Rd.
Suite 554
Calabasas, CA 91302

*	Less than 1%.

     (1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission. Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of stock subject to options and warrants currently exercisable or exercisable within 60 days of the date of this table. Applicable percentages are based on 4,036,014 shares of our common stock outstanding on August 25, 2004.

     (2) Mr. Mudan holds vested options to purchase 583,333 shares which are exercisable within sixty days. The shares underlying these options are included in the table and are considered to be outstanding for purposes of computing the percentage interest held by Mr. Mudan.

     (3) These shares are held of record by a family trust controlled by Mr. Knitowski. Mr. Knitowski holds vested options to purchase 583,333 shares which are exercisable within sixty days. The shares underlying these options are included in the table and are considered to be outstanding for purposes of computing the percentage interest held by Mr. Knitowski.

     (4) These shares are held of record by a living trust controlled by Mr. Mitro. Mr. Mitro holds vested options to purchase 437,500 shares which are exercisable within sixty days. The shares underlying these options are included in the table and are considered to be outstanding for purposes of computing the percentage interest held by Mr. Mitro.

     (5) Dr. Ranshi holds vested options to purchase 45,000 shares which are exercisable within sixty days. The shares underlying these options are included in the table and are considered to be outstanding for purposes of computing the percentage interest held by Dr. Ranshi.

     (6) Mr. Allhusen holds vested options to purchase 125,000 shares which are exercisable within sixty days. The shares underlying these options are included in the table and are considered to be outstanding for purposes of computing the percentage interest held by Mr. Allhusen.

     (7) Mr. Daggett holds vested options to purchase 55,000 shares which are exercisable within sixty days. The shares underlying these options are included in the table and are considered to be outstanding for purposes of computing the percentage interest held by Mr. Daggett. Mr. Daggett resigned as a director effective August 15, 2004.

MARKET FOR THE COMMON STOCK; DIVIDEND DATA

     Our common stock was first approved for quotation on the OTC Bulletin Board on June 29, 2004, and the first quotation was published on July 12, 2004. There has been no significant trading volume in the stock since the first quotation.

     On August 25, 2004, our common stock was held of record by approximately 107 shareholders.

     We have not declared or paid any cash dividends on our capital stock previously.

OTHER MATTERS

     As of the date of this proxy statement, our board of directors is not aware of any matter to be presented for action at the Special Meeting, other than the matters set forth in this proxy statement. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form of proxy confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment.

Adjournments

     The Special Meeting may be adjourned without notice, other than by the announcement made at the Special Meeting, by approval of the holders of a majority of the shares of our common stock present, in person or by proxy, and entitled to vote at the Special Meeting.

Stockholder Proposals

     We intend to hold an annual meeting of stockholders in 2005. This will be the first annual meeting of stockholders we have held, and we have not yet established the date for this meeting. Stockholders who wish to bring matters or propose nominees for director at our 2005 annual meeting of stockholders must have provided certain information to us not more than 120 days and not less than 60 days before the 2005 annual meeting of stockholders or, in the event public announcement of the date of the 2005 annual meeting of stockholders is first made by us fewer than 70 days prior to the date of the 2005 annual meeting of stockholders, the close of business on the 10th day following the day on which public announcement of the date of the 2005 annual meeting of stockholders is first made by us.

Where You Can Find More Information

     The Securities and Exchange Commission allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information by referring you to another document filed separately with the Securities and Exchange Commission. The following documents previously filed by us with the Securities and Exchange Commission are incorporated by reference in this proxy statement and are deemed to be a part hereof:

•	Our annual report on Form 10-KSB for the year ended December 31, 2003;

•	Our quarterly report on Form 10-QSB for the quarter ended June 30, 2004; and

•	Our current reports on Form 8-K filed July 2, 2004, July 9, 2004, and August 4, 2004.

     We undertake to provide by first class mail, without charge and within one business day of receipt of any written or oral request, to any person to whom a copy of this proxy statement has been delivered, a copy of any or all of the documents referred to above which have been incorporated by reference in this proxy statement, other than exhibits to the documents, unless the exhibits are specifically incorporated by reference therein. Requests for copies should be directed to our President, Sukhbir Singh Mudan, c/o Caneum, Inc., 170 Newport Center Drive, Suite 220, Newport Beach, CA 92660, (949) 273-4000.

     We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file with the SEC at the SEC public reference room at the following location: Public Reference Room, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov.

     Pipeline has supplied all information contained in this proxy statement relating to Pipeline and we have supplied all information relating to us.

     You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated , 2004. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date. Neither the mailing of this proxy statement to stockholders nor the issuance of shares or cash in the merger creates any implication to the contrary.

ANNEX A

AGREEMENT AND PLAN OF MERGER

     This Agreement and Plan of Merger is entered as of July 8, 2004, by and between CANEUM, INC., a Nevada corporation (“Caneum”), and Pipeline Software, Inc., a California corporation (“Company”).

RECITALS

     A. The boards of directors of Company and Caneum desire that Company will merge with and into Caneum (the “Merger”), so that Caneum will be the surviving corporation (“Surviving Corporation”), upon the terms and subject to the conditions of this Agreement and in accordance with the laws of the States of California and Nevada;

     B. For federal income tax purposes, it is intended by the parties that the Merger shall qualify as a reorganization within the meaning of Sections 368(a)(1)(A) and (a) (2)(D) of the Internal Revenue Code of 1986, as amended, and that this Agreement shall constitute a Plan of Reorganization for purposes of Section 368 of such Code.

AGREEMENT

     In consideration of the mutual representations, warranties, agreements and conditions set forth in this Agreement, Company and Caneum agree as follows:

1. The Merger

     1.1 The Merger. At the Effective Time (as defined in Section 1.3), Company shall be merged with and into Caneum, the separate corporate existence of Company shall thereupon cease, and Caneum shall be the Surviving Corporation in the Merger. The name of the Surviving Corporation immediately following the Effective Time shall continue to be “Caneum, Inc.”

     1.2 Filings. Upon fulfillment or waiver of the conditions specified in this Agreement, and provided that this Agreement has not been terminated in accordance with its provisions, Caneum and Company will cause proper articles of merger to be executed and filed with the offices of the Nevada Secretary of State and the California Secretary of State.

     1.3 Closing and Effective Time of the Merger. The Closing of the Merger (the “Closing”) shall take place at 170 Newport Center Dr., Suite 220, Newport Beach, California 92660, on the business day on which all of the conditions to closing set forth in Sections 5 and 6 below are satisfied or waived, or at such other time as shall be mutually agreed upon by Company and Caneum. The Merger shall be effective at the time of the completion of filing of the articles of merger with the office of the Secretary of State of Nevada to complete the Closing (the “Effective Time”).

     1.4 Effect of the Merger. The Merger shall have the effects set forth in Section 92A.250 of the Nevada Revised Statutes and Section 1107 of the California Corporation Code.

     1.5 Articles of Incorporation. The Articles of Incorporation of Caneum as in effect immediately prior to the Effective Time shall continue to be the Articles of Incorporation of Surviving Corporation immediately after the Effective Time, and may be amended from time to time after the Effective Time as provided by applicable laws.

     1.6 Bylaws. The Bylaws of Caneum as in effect immediately prior to the Effective Time shall continue to be the Bylaws of Surviving Corporation immediately after the Effective Time, and may be amended from time to time after the Effective Time as provided by the Articles of Incorporation and Bylaws of Surviving Corporation and applicable laws.

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     1.7 Directors and Officers. The directors and officers of Caneum immediately before the Effective Time shall continue to be the directors and officers of Surviving Corporation immediately after the Effective Time, except that Charlie Sundling and Raju Patel shall become officers of Surviving Corporation at the Effective Time in accordance with their employment agreements with Surviving Corporation. After the Effective Time, Surviving Corporation’s officers and directors may be removed or cease to be such, and their successors and additional officers and directors may be appointed, as provided by the Articles of Incorporation and Bylaws of Surviving Corporation and applicable laws.

     1.8 Conversion of Company Shares

               1.8.1 At the Effective Time, each then outstanding share of Company’s common stock (the “Company Common Stock”) shall be converted into and become the right of its record holder at the Effective Time (a “Company Shareholder”) to receive:

                    (a) at the Effective Time, a fraction of one share of the voting common stock of Caneum (the “Caneum Common Stock”) equal to (i) 500,000, (ii) divided by the total number of outstanding shares of Company Common Stock at the Effective Time (the “Total Number of Company Shares”);

                    (b) on the first (1st) anniversary of the Effective Time, a fraction of one share of the Caneum Common Stock equal to (iii) 250,000, (iv) divided by the Total Number of Company Shares;

                    (c) on the second (2nd) first anniversary of the Effective Time, a fraction of one share of the Caneum Common Stock equal to (v) 250,000, (vi) divided by the Total Number of Company Shares; and

                    (d) on the monthly anniversary of the day of the Effective Time for ten (10) consecutive months, a cash payment equal to (vii) Fifty Thousand Dollars ($50,000), (viii) divided by the Total Number of Company Shares.

               1.8.2 The numbers of shares of Caneum Common Stock to be issued under Section 1.8.1(a)-1.8.1(c) shall be reduced in the event that the gross revenues of Company for the year ending December 31, 2003, as set forth in the audited financial statements of Company to be prepared under Section 4.7 of this Agreement (the “Audited Revenue Amount”), are less than ninety percent (90%) of the corresponding gross revenues set forth in Company’s financial statements for the corresponding period included in Schedule 2.8 to this Agreement (the “Unaudited Amount”). The adjustment, if any, shall be as follows: the total number of shares issued at the Effective Time under Section 1.8.1(a) shall be reduced to equal 500,000 shares, multiplied by a ratio equal to (a) the Audited Revenue Amount, (b) divided by the Unaudited Amount. Any references in this Agreement to the shares issuable under Section 1.8.1(a) shall mean the shares issuable after such adjustment in this paragraph.

               1.8.3 If, between the date of this Agreement and the second anniversary of the Effective Time, Caneum or Surviving Corporation shall (a) make a distribution on its shares of Caneum Common Stock in shares of Caneum capital stock or stock equivalents, (b) subdivide or reclassify its outstanding shares of Caneum Common Stock into a greater number of shares, or (c) combine or reclassify its outstanding shares of Caneum Common Stock into a smaller number of shares, the number of shares of Caneum Common Stock thereafter issuable at any time under Section 1.8.1 to a Company Shareholder shall be adjusted (without accelerating the actual date of issuance) to equal the number of shares of Caneum Common Stock such Company Shareholder would have been entitled to receive if such issuance had occurred immediately prior to the record date for such event and the shares received in such issuance had been changed or affected by such event in the same manner as the other outstanding shares of Caneum Common Stock. For example, if there should be a 2-for-1 stock split of the Caneum Common Stock, the number of shares of Caneum Common Stock thereafter issuable under Section 1.8.1 would be doubled. Such an adjustment shall be made successively whenever any event listed above shall occur.

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               1.8.4 If, between the date of this Agreement and the second anniversary of the Effective Time, Caneum or Surviving Corporation shall make any distribution of cash, shares and/or other property to holders of Caneum Common Stock as a dividend, distribution, spin-off, split-off or liquidating distribution (other than a transaction described in Section 1.8.3), then provision shall be made so that the shares of Caneum Common Stock thereafter issuable at any time under Section 1.8.1 to a Company Shareholder shall be supplemented (without accelerating the actual date of issuance) to include the amount, number and type of cash, shares and/or other property such Company Shareholder would have been entitled to receive in such distribution if such issuance had occurred immediately prior to the record date for such distribution. Such an adjustment shall be made successively whenever any such distribution shall occur.

               1.8.5 If, between the date of this Agreement and the second anniversary of the Effective Time, there shall occur any reclassification, capital reorganization or recapitalization of Caneum or Surviving Corporation directly affecting the then outstanding shares of Caneum Common Stock, any consolidation or merger of Caneum or Surviving Corporation with or into another corporation or other entity, or any sale or disposition of all or substantially all of the assets of Caneum or Surviving Corporation, but excluding any transaction or distribution described in Section 1.8.3 or 1.8.4, then, as part of any such transaction, provision shall be made so that the shares of Caneum Common Stock thereafter issuable at any time under Section 1.8.1 to any Company Shareholder shall be adjusted (without accelerating the date of issuance) to equal the amount, number and type of shares and/or other property such Company Shareholder would have been entitled to receive if such issuance had occurred immediately prior to the record date for such transaction and the shares received in such issuance had been changed or affected in the same manner in the transaction as the other outstanding shares of Caneum Common Stock. Such an adjustment shall be made successively whenever any such transaction shall occur.

               1.8.6 In any case covered by Sections 1.8.3-1.8.5, the provisions set forth in this Agreement relating to the shares issued under Section 1.8.1 shall be appropriately adjusted so as to be applicable, as nearly as they may reasonably be, to any shares of stock and/or other property thereafter deliverable under Sections 1.8.1-1.8.5.

               1.8.7 If any fractional share of Caneum Common Stock would be issued at any time to a Company Shareholder under Section 1.8.1, after combining all the shares to then be so issued to that Company Shareholder, a whole share shall be issued instead of that fractional share. However, if a Company Shareholder’s right to receive shares of Caneum Common Stock at any time under Section 1.8.1 is then held by two or more individuals or entities (together, “Persons”) and, after combining all the shares then to be issued to each of them, two or more of them would each receive a fractional share under Section 1.8.1, the one of them receiving the most shares will receive a full share instead of his or her fractional share and the other(s) of them will receive no fractional share or full share in replacement of his or her fractional share.

               1.8.8 The numbers of shares of Caneum Common Stock to be issued under Sections 1.8.1(b) and 1.8.1(c), and/or the cash payments to be received under Section 1.8.1(d), may be reduced in accordance with Section 9 below.

               1.8.9 All of the holders of shares of outstanding Company Common Stock at the Effective Time and, if applicable, their spouses shall, as part of the Closing, sign and enter into a Stock Acquisition Agreement with Surviving Corporation, in the form attached to this Agreement as Exhibit A (the “Stock Acquisition Agreement”), and shall deliver to Caneum the certificates representing their shares of Company Common Stock for cancellation as of the Effective Time. Also as part of the Closing, Surviving Corporation shall issue to each Company Shareholder the certificate for the shares of Caneum Common Stock which he or she is entitled to receive under Section 1.8.1(a). The certificate for the Caneum Common Stock to be issued to a Company Shareholder under Section 1.8.1(b) shall be delivered to him or her on the first anniversary of the Effective Time, subject to the terms of his or her Stock Acquisition Agreement. The certificate for the Caneum Common Stock to be issued to a Company Shareholder under Section 1.8.1(b) shall be delivered to him or her on the second anniversary of the Effective Time, subject to the terms of his or her Stock Acquisition Agreement.

2. Representations and Warranties of Company. Company represents and warrants to Caneum as set forth below. These representations and warranties are made as an inducement for Caneum to enter into this Agreement and,

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but for the making of such representations and warranties and their accuracy, Caneum would not be a party to this Agreement.

     2.1 Corporate Organization and Authority. Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California with full power and authority to enter into and perform the transactions contemplated by this Agreement. Company does not have any subsidiaries or own any interest in another entity. Company has delivered to Caneum complete and accurate copies of Company’s articles of incorporation, as amended, of its current bylaws, and of the minutes and records of actions and meetings to date of Company’s board of directors and shareholders.

     2.2 Authorization and Enforceability. The Merger and this Agreement have been duly approved by the board of directors of Company and by all of the Company’s shareholders. Each shareholder of Company has also agreed to enter into the Stock Acquisition Agreement, to cause any transferee of his or her Company shares also to agree to enter into the Stock Acquisition Agreement at the Closing and, if he or she is then a Company employee, to enter into a confidentiality and technology assignment agreement with Surviving Corporation substantially in the form attached to this Agreement as Exhibit B (a “Confidentiality and Assignment Agreement”) at the Closing. Copies of the unanimous written consents of Company’s board and shareholders and of such agreements of Company’s shareholders are attached to this Agreement as Schedule 2.2. Company has taken all corporate actions necessary to authorize the execution, delivery and performance of this Agreement and the Merger. At the Effective Time, the Licensor Corporation (as defined in Section 4.4) shall have taken all corporate actions necessary to authorize the execution, delivery and performance by it of the License Agreement. This Agreement constitutes the legal, valid and binding obligations of Company, enforceable against Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws or equitable principles relating to or limiting the rights of creditors generally. Each agreement referenced in items (d)-(g) of Section 5 (a “Closing Agreement”), at the Effective Date, will constitute the legal, valid and binding obligation of the party or parties to that agreement other than Caneum (the “Other Party” or “Other Parties”), enforceable against the Other Party or Other Parties in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws or equitable principles relating to or limiting the rights of creditors generally. The execution delivery and performance of this Agreement by Company, and of each Closing Agreement by the Other Party or Other Parties to that agreement will not violate or constitute a default, or a condition that, if continued, with the passage of time or notice would constitute a default, under (a) Company’s or an Other Party’s articles or bylaws, (b) any agreement to which Company or an Other Party is a party, or (c) any statute or law or any judgment, decree, order, regulation or rule of any court or governmental agency, authority or subunit (“Governmental Authority”) to which Company or an Other Party is subject. Except for any required tax filings, the filings referred to in Section 1.2 and the actions to be take at the Closing under this Agreement, no authorization or approval of, or filing with, any governmental, regulatory or administrative body or any other Person is required in connection with the execution, delivery and performance by Company of this Agreement or by the Other Parties of the Closing Agreements.

     2.3 Capitalization. The authorized capital stock of Company consists of 6,000,000 shares of common stock, of which 3,306,500 shares are outstanding. The names and holdings of all holders of Company’s outstanding shares, and of all holders of outstanding options or other rights to acquire shares of capital stock from Company, are set forth on Schedule 2.3 to this Agreement. All of the outstanding shares of Company have been duly authorized and validly issued and are fully paid and nonassessable. Other than as set forth in Schedule 2.3, there are no options, warrants, debentures, conversion privileges, or other rights, agreements or commitments obligating Company to issue or to transfer any additional shares of capital stock to any Person.

     2.4 Directors and Officers. The names and titles of all present directors and officers of Company are as follows: Charlie Sundling—Chairman of the Board of Directors, President and CEO; Raju Patel—Director and Vice President – Services; and Troy Dunkel—Director.

     2.5 Material Agreements. Schedule 2.5 to this Agreement lists each of the written and oral agreements of Company which is any of the following, and identifies the other party or parties to the agreement and the item(s) below to which each such agreement corresponds: (a) an agreement of Company with and any of its employees, directors, officers or

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shareholders, or any Affiliate of any such Persons, other than an oral at will employment agreement; (b) a loan agreement, indenture, bond, guaranty or other material financing agreement under which Company is indebted to any Person or any other Person is indebted to Company; (c) an agreement under which Company has granted to any Person a security interest in any of Company’s assets; (d) an agreement under which a third party has granted to Company a license, lease, consignment or other right to use tangible or intangible personal or real property, other than licenses to Company of non-customized computer software programs used with Company’s personal computers of which the purchase prices and current royalties per year aggregate less than $10,000; (e) an agreement under which Company has granted to any Person a license, lease, consignment or other right to use Company’s tangible or intangible personal; (f)an Agreement restricting rights of Company to engage or compete in any business; (g) a partnership, joint venture or other agreement under which Company owns a debt or equity interest in another corporation, partnership, joint venture, limited liability company or other entity; (h) any agreement involving sales, licenses or purchases by Company of more than $10,000 during the past 12 months; (i) any agreement involving future binding obligations of Company or another party of more than $10,000; and (j) any agreement not terminable by Company without penalty with notice of 90 days or less. For purposes of this Agreement, an “Affiliate” of an entity means any Person directly or indirectly controlling, controlled by or under common control with that entity, and an “Affiliate” of an individual means any entity directly or indirectly controlled by that individual and his or her Affiliates and any child, spouse or other close relative of that individual. For purposes of this Section 2.5, a “Listed Agreement” is an agreement required to be listed or described in Schedule 2.5. Complete copies of all the existing written Listed Agreements have been provided to Caneum by company, and complete copies of any other written agreements which become Listed Agreements after the date of this Agreement shall be immediately provided to Company to Caneum. Schedule 2.5 also contains a description of the material terms of each existing oral Listed Agreement and a description of the material terms of each oral agreement which becomes a Listed Agreement after the date of this Agreement shall be immediately provided to Caneum by Company. Except as set forth in Schedule 2.5 or another schedule or exhibit to this Agreement: (i) Company has not assigned, sublicensed or subleased to any third party any of Company’s rights under any Listed Agreement; and (ii) neither Company nor, to the best of Company’s knowledge, any other party is in material violation of or default under, nor is there any existing condition that, if continued, with the passage of time or notice would constitute a material violation or default by Company or, to the best of Company’s knowledge, by any other party under, any Listed Agreement; (iii) there have been no requests for equitable adjustment, claims, demands or any other assertions of liability against Company with respect to any Listed Agreement which have not been rescinded; (iv) no Listed Agreement has been terminated or, to the best of the Company’s knowledge, threatened to be terminated by any party thereto; and, (v) to the best of Company’s knowledge, each Listed Agreement is a binding obligation of each party thereto, enforceable against each such party in all material respects in accordance with its terms except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

     2.6 Intellectual Property. Schedule 2.6 to this Agreement lists all of the patents, patent applications, copyrights, trademarks, service marks, names and internet domain names that are presently used by Company in connection with the conduct of its business, and the present U.S. registration status of each of them. As used in this Section 2.6, “Intellectual Property” means patents and patent applications, trade secrets, copyrights, microcode, designs, maskworks, technology, inventions, technical data, computer programs, rights to the use of the name “Pipeline Software” and variations thereof, trademarks, service marks, trade names, internet domain names, business techniques and other intellectual property rights and applications therefore. Except as set forth in Section 4.4 of this Agreement and Schedule 2.6 or 2.5: (a) Companyhas received no notice, and Company is not aware, that Company’s activities or any of the Intellectual Property owned or used by Company has infringed or violated any Intellectual Property right of any third party; (b) to the best of Company’s knowledge, Company owns or is entitled to use all of the Intellectual Property required for the present conduct of its business; (c) Company may enter into the Merger under this Agreement without causing any of Company’s Intellectual Property to be lost or reduced; (d) Surviving Corporation may continue to use Company’s Intellectual Property after the Effective Time in the same manner as it has been used by Company, except for any expirations of Listed Agreements or registered Intellectual Property in accordance with their terms; (e) other than in the ordinary course of business, Company does not license, lease or use any material Intellectual Property owned by other Persons, (f) other than in the ordinary course of business, Company has not transferred, licensed or leased to any third party any of its Intellectual Property; (g) Company is not aware of any infringement or unauthorized use by others of Company’s Intellectual Property; (h) Company has entered into a appropriate confidentiality and technology assignment agreement with each of its past and current employees, and with each independent contractor who has provided services relating to Company’s development or modification of its Intellectual Property, copies of which have been provided to Caneum, and, (i) under their agreements with

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the Company or applicable laws, all of the Intellectual Property developed or generated by Company’s past and present employees and individual independent contractors in the course of their providing services to the Company have become the sole property of Company.

     2.7 Taxes. Within the times and in the manner prescribed by law, Company has filed all national, local and foreign tax returns and filings required by applicable tax laws and Company has paid and withheld all income, employment, property, sales and other taxes (including estimated taxes), unemployment and disability compensation insurance contributions, assessments and penalties due and payable or required to be withheld by Company. Company has provided to Caneum complete copies of Company’s income tax returns and schedules for Company’s two (2) most recently completed fiscal years.

     2.8 Financial Statements. Schedule 2.8 to this Agreement contains unaudited balance sheets, income statements, statements of cash flows and related financial information of Company as of the end of and for (a) the year ended December 31, 2003 and (b) the four month period ended April 30, 2004. Such financial statements are complete in all material respects and calculate and present the data set forth therein in all material respects fairly and (except for the absence of footnote disclosures in and year-end adjustments to the monthly statements) in accordance with generally accepted accounting principles (“GAAP”) (as consistently applied by Company). Company will provide Caneum with comparable financial statements meeting such requirements for each full calendar month ending before the Effective Time, not more than thirty (30) days after the end of such month.

     2.9 Adverse Changes. Except as set forth in Schedule 2.9 to this Agreement or the monthly financial statements provided to Caneum under Section 2.8, since December 31, 2003, there has been no event, change or development, other than those adversely affecting the economy generally or both Company and Caneum in a substantially similar manner, which has had or reasonably can be expected to have a material adverse effect on Company’s operations, revenues, assets or business, taken as a whole (a “Company Material Adverse Effect”). Except as set forth in Schedule 2.9, since December 31, 2003, Company has conducted its business only in the ordinary course consistent with Company’s’ past practice and Company has not made any material sale or disposition of its assets outside the ordinary course of its business.

     2.10 Liabilities. Except for obligations to be performed in the future under the Listed Agreements or as set forth in Schedule 2.10 or the other schedules to this Agreement, to the best knowledge of the Company, (a) there are no liabilities of Company, whether accrued, absolute, contingent or otherwise, which arose or relate to any action or transaction of Company occurring before the latest date of the financial statements delivered to Caneum under Section 2.8, which are not disclosed by or reflected in such financial statements and individually or in the aggregate have or reasonably can be expected to have a Company Material Adverse Effect; and (b) there are no circumstances, conditions, events or arrangements, contractual or otherwise, known to Company’s officers, which otherwise hereafter will or reasonably can be expected to give rise to liabilities of Company having a Company Material Adverse Effect, except for the normal future conduct of Company’s business.

     2.11 Governmental Authorizations and Violations of Laws. Company and its employees hold all permits, licenses, consents and authorizations by Governmental Authorities necessary for the present conduct of Company’s business. Company knows of no threatened suspension, cancellation or invalidation of any such material permit, license, consent or authorization. Company has not received notice from any Governmental Authority or any other Person, that has not been rescinded, that Company is in violation of or default under any statute, law, regulation, code or ordinance, or any governmental order, writ, injunction or decree. Except as set forth in the schedules to this Agreement, , to the best knowledge of the Company, no such violation or default exists, and there exists no condition or event which with notice, lapse of time or both will constitute such a violation or default, where such violation or default has or reasonably can be expected to have a Company Material Adverse Effect.

     2.12 Employees and Contractors. Schedule 2.12, together with Schedule 2.5, accurately sets forth: (a) the present names and positions of all of Company’s employees and any individuals retained by Company as contractors to provide services relating to the development or licensing of Company’s Intellectual Property (together, “Workers”); (b) descriptions of the compensation, and of the medical, health, severance, retirement, vacation, sick leave, insurance and other

6

benefits and plans, presently provided by Company to its Workers; (c) any obligations of Company to provide compensation or benefits to former Workers; (e) any other liabilities of or obligations known to the Company to be owed by Company to its Workers or former Workers on account of their employment, retentions or terminations by Company or other events or omissions occurring or claims made against Company, including (without limitation) for any alleged or actual work-related accidents or injuries, age and sex discrimination, sexual harassment, violation of employment or safety laws, wrongful discharge, claims for workers’ compensation, medical care or reimbursements, rights or benefits under Company’s employee pension plans, or health care claims under any plan or policy of Company or applicable law. True and complete copies of any such plans or agreements described in Schedule 2.12 have been delivered to Caneum. Company is in compliance in all material respects with he terms of such plans or agreements and with all statutes, orders or governmental rules and regulations applicable to such plans. Company’s employees are not covered by any collective bargaining agreement with a labor union and Company has not recognized any particular trades unions for industrial relations purposes. Except as set forth in Schedule 2.12 or Schedule 2.5, (i) there is no employment or contractor agreement between Company and any of its present or former Workers that may not be terminated at will without special compensation or penalty by Company giving notice to the Worker; (ii) the Merger will not violate any agreement of Company with any present or former Worker or result in any obligation of Company to any such Worker; and (ii) there exists no agreement between Company and any present or former Worker which will require Company to issue or transfer to, or purchase or acquire from, such Worker or any other Person any shares of stock or other ownership interests in Company or Surviving Corporation, or any options to sell or acquire other rights with respect to any such shares or ownership interests.

     2.13 Insurance Policies. Company has provided to Caneum accurate and complete copies of all of Company’s policies of malpractice, product liability, other liability, fire, other casualty, worker’s compensation, group health and other forms of insurance which are presently in effect or have been in effect during the last two (2) years, and Caneum has designated which policies are presently in effect.

     2.14 Litigation. Except as set forth in Schedule 2.14, no lawsuit, arbitration, governmental or regulatory investigation or other legal proceeding against Company, or against a shareholder, Worker or Affiliate of Company (past or present) relating to Company’s business, or to which Company is otherwise a party, is pending or, to the best knowledge of Company, threatened.

     2.15 Hazardous Materials. No hazardous or toxic substance or material has been stored, generated, used, manufactured, treated, deposited, spilled, discharged, released or disposed of on or under any real property currently or previously owned or leased by Company, and Company has complied with all laws governing such substances or materials.

     2.16 No Brokers. Neither Company nor any Person acting on behalf of Company has employed any broker, agent or finder or incurred any liability or obligation for any brokerage fees, agent’s commissions, finder’s fees or similar payments in connection with the transactions contemplated by this Agreement.

     2.17 Accuracy of Statements. No representation or warranty of Company contained in this Agreement, nor any other schedule, document, certificate or statement furnished to Caneum by or on behalf of Company pursuant to or in connection with this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit a material fact necessary in order to make the other statements contained therein or in this Agreement not misleading.

3. Representations and Warranties of Caneum. Caneum represents and warrants to Company as set forth below. These representations and warranties are made as an inducement for Company to enter into this Agreement and the License Agreement and, but for the making of such representations and warranties and their accuracy, Company would not be a party to those agreements.

     3.1 Corporate Organization and Authority. Caneum is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with full power and authority to enter into and perform the transactions contemplated by this Agreement. Caneum does not have any subsidiaries or own any interest in another entity. Caneum has delivered to Company complete and accurate copies of Company’s articles of incorporation, as

7

amended, of its current bylaws, and of the minutes and records of actions and meetings to date of Company’s board of directors and shareholders.

     3.2 Authorization and Enforceability. The Merger and this Agreement have been duly approved by the board of directors of Caneum. In addition, the ten (10) largest shareholders, in terms of their share holdings, have agreed to vote their Caneum shares, and to cause any transferees of any of their Caneum shares to vote such shares, in favor of the Merger and this Agreement. Copies of the unanimous written consent of Caneum’s board and of such agreements by Caneum’s shareholders and option holders are attached to this Agreement as Schedule 3.2. Caneum also agrees that, until the Effective Date or termination of this Agreement, it will not issue any additional shares of its voting stock or options to acquire its voting stock unless the issuees or optionees agree to vote their shares of Caneum stock in favor of the Merger and this Agreement. Except for obtaining the required approval of its shareholders, Caneum has taken all corporate actions necessary to authorize the execution, delivery and performance of this Agreement, the Closing Agreements and the Merger. This Agreement constitutes, and the Closing Agreements will constitute at the Effective Time, the legal, valid and binding obligations of Caneum, enforceable against Caneum in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws or equitable principles relating to or limiting the rights of creditors generally. Caneum’s execution, delivery and performance of this Agreement and the Closing Agreements will not violate or constitute a default, or a condition that, if continued, with the passage of time or notice would constitute a default, under (a) Caneum’s articles or bylaws, (b) any agreement to which Caneum is a party, or (c) any statute or law or any judgment, decree, order, regulation or rule of any court or Governmental Authority to which Caneum is subject. Except for any required tax filings, filings under federal and California securities laws in connection with the approval of the Merger by the Caneum shareholders, the exemptions referred to in Section 1.9 of the Stock Acquisition Agreement and the registration rights under Section 5 of the Stock Acquisition Agreement, the filings referred to in Section 1.2 and the actions to be take at the Closing under this Agreement, no authorization or approval of, or filing with, any governmental, regulatory or administrative body or any other Person is required in connection with the execution, delivery and performance by Caneum of this Agreement and the Closing Agreements.

     3.3 Capitalization. As of the date of this Agreement, the authorized capital stock of Caneum consists of 120,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock, of which 4,029,190 shares are outstanding, and 20,000,000 shares of preferred stock, of which 0 shares are outstanding. All of the outstanding shares of Caneum have been duly authorized and validly issued and are fully paid and nonassessable. As of the date of this Agreement, there are outstanding options to purchase up to 3,892,500 shares of Caneum’s common stock, and no other options, warrants, debentures, conversion privileges, or other rights, agreements or commitments obligating Caneum to issue or to transfer any additional shares of capital stock to any Person.

     3.4 SEC Filings. Caneum has made all filings which it has been required to make under, and all such filings and the disclosures contained therein are in compliance in all material respects with, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations of the Securities and Exchange Commission (“SEC”) thereunder.

     3.5 Accuracy of Statements. No representation or warranty of Caneum contained in this Agreement, nor any other schedule, document, certificate or statement furnished to Company by or on behalf of Company pursuant to or in connection with this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit a material fact necessary in order to make the other statements contained therein or in this Agreement not misleading.

4. Agreements of the Parties

     4.1 Access to Information. Each of Company and Caneum, and its authorized representatives, shall have full access during normal business hours to all properties, books, records, contracts and documents of the other party, and the other party shall furnish or cause to be furnished to such party and its authorized representatives all information with respect to the affairs and business of the other party as such party may reasonably request. Each party shall hold confidential, and shall cause its employees, contractors and representatives to hold confidential, subject to any disclosures mandated by applicable laws, all such information and documents it has received from the other party or its representatives (both before and after the date of this Agreement), other than information that (a) is in the public domain

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at the time of such disclosure by the other party or its representatives; (b) becomes part of the public domain after such disclosure through no fault of such party, (c) is known to such party or any of its officers or directors prior to such disclosure; or (d) is disclosed in accordance with the written consent of the other party. In the event this Agreement is terminated prior to the Closing, each party shall, upon the written request of the other party, promptly return to the other party all copies of documentation and information regarding the other party that were provided to such party by the other party or its representatives. Each party acknowledges that any investigation under this paragraph by the other party shall be independent of and in addition to such party’s representations and warranties set forth in this Agreement and that the other party may rely on the accuracy and completeness of such representations and warranties notwithstanding such investigation.

     4.2 Company Actions Prior to Closing. Until the Effective Time or termination of this Agreement, unless otherwise approved in writing by Caneum or provided for in this Agreement:

               4.2.1 Company shall: (a) carry on its business diligently and substantially in the same manner as previously conducted; (b) use its best efforts (without violating any other item of this Section 4.2) to preserve intact its business organization, staff and third party relationships; (c) comply with all laws applicable to it; (d) promptly notify Caneum of any lawsuit, legal proceeding, investigation or material claim that may be threatened, brought, asserted or commenced against it, its officers or its directors involving in any way the business, properties or assets of Company; and (e) pay its accounts payable and other contractual payment obligations as they become due; and

               4.2.2 Company shall not: (a) enter into any contract or commitment, or engage in any transaction, not in the ordinary course of its business consistent with past practices; (b) do any act or omit to do any act, or permit any act or omission to act, which will cause a breach of any material contract, commitment or obligation of Company; (c) sell, license or dispose of any non-cash property or assets, except products sold in the ordinary course of its business; (d) place or allow to be imposed on its assets any material security interest or lien; (e) make any change in the compensation, benefits or plans payable or available to, or to become payable or available to, any employee of Company or any individual consultant or contractor retained to provide services to Company; (f) make any cash payment or cash distribution to any of its shareholders except for salary payments consistent with their present salaries), earlier than five business days before the Effective Time or which would cause the condition in Section 5(m) not to be satisfied; (g) take or agree to take any action that would violate its obligations under this Agreement or cause its representations in this Agreement to be inaccurate if made as of the time of such action or the Effective Time; (h) enter into any agreement to do any of the foregoing; or (i) permit any subsidiary entity to do any of the foregoing.

     4.3 Acquisition Proposal. Until the Effective Time or termination of this Agreement, Company shall not, and shall cause its officers, directors, employees or other agents not to, directly or indirectly, (a) take any action to solicit, initiate or encourage, or enter into, any Company Acquisition Proposal (as defined below) or (b) engage in discussions or negotiations with, or disclose any nonpublic information relating to Company to, or afford access to Company’s properties, books or records to, any Person that may be considering making, or has made, any Company Acquisition Proposal. The term “Company Acquisition Proposal” means any offer or proposal for, or any indication of interest in, a merger, acquisition, consolidation or other business combination directly or indirectly involving Company or any Company subsidiary, or the acquisition of all or a substantial equity interest in, or all or a substantial portion of the assets of, Company or any Company subsidiary, other than the transactions under this Agreement.

     4.4 Transfer of Intellectual Property and License to Surviving Corporation. At or before the Effective Time, Company shall be entitled to assign to a corporation owned by certain of its shareholders (“Licensor Corporation”) certain of the Company’s Intellectual Property rights, all of which shall be licensed to Caneum pursuant to the License Agreement attached to this Agreement as Exhibit C (the “License Agreement”). As part of the Closing, Licensor Corporation and Surviving Corporation will enter into the License Agreement. Surviving Corporation shall retain all of Company’s rights, titles and interests in and to the mark “Pipeline Software,” Company’s related logos, Pipeline’s URL address and related trademarks, service marks, trade names and copyrights.

     4.5 Caneum Shareholder Approval. Subject to the requirements of Section 14 of the 1934 Act, Caneum shall as soon as reasonably practicable submit this Agreement and the Merger for approval by its stockholders, as

9

required by Nevada and California corporate laws, and, subject to its rights under Section 8 of this Agreement, Caneum shall use its best efforts to obtain such stockholder approval and adoption of this Agreement and the Merger. The requested approval by Caneum shareholders shall also include separately approval of an increase in the number of shares issuable under Caneum’s 2002 Stock Option/Stock Issuance Plan. In connection with such written action by, or meeting of, stockholders, Caneum shall prepare a proxy or information statement to be furnished to the shareholders of Caneum and Company setting forth information about this Agreement and the transactions contemplated by this Agreement and shall submit it to the SEC as required by the 1934 Act and rules thereunder. Company shall promptly furnish to Caneum all information, and take such other actions, as may reasonably be requested in connection with any action to be taken by Caneum in connection with the preparation, regulatory approval and distribution of such information or proxy statement.

     4.6 No Assurance as to Tax or Accounting Consequences. It is expressly understood and agreed that neither Caneum, nor any of their officers, counsel or agents, have made any representation, warranty or agreement (except as set forth in the next sentence), expressed or implied, as to the tax or accounting consequences of the transactions contemplated by this Agreement or the tax or accounting consequences of any action pursuant to or growing out of this Agreement. However, neither the Company nor Caneum, nor any of their respective officers, counsel or agents, shall knowingly take any action to cause the Merger to be treated as other than a tax-deferred reorganization of the type described in Recital B hereto.

     4.7 Audit of Company’s Financial Statements. The auditing firm of White & Haskell, or another auditing firm selected by Caneum, will be promptly engaged by the parties to audit the financial statements of Company for periods ending December 31, 2003, as necessary for such financial statements and the financial statements and required filings of Surviving Corporation to be able to satisfy applicable requirements under the 1934 Act and rules thereunder and of the SEC. Company and Caneum will each be obligated to pay one-half of the fees of such auditing firm for such services.

     4.8 Expenses. Except as provided in Sections 4.7 and 10.4, each party shall bear solely all the expenses it incurs in connection with or related to the due diligence, authorization, preparation, negotiation, execution and performance of this Agreement, including all reasonable fees and expenses of its outside counsel.

     4.9 Publicity. Company shall not issue or cause the publication of any press release or other announcement with respect to the Merger without the prior written consent of Caneum, which shall not be unreasonably refused.

     4.10 Additional Actions. Subject to the terms and conditions of this Agreement, each party shall use all commercially reasonable efforts to obtain any consents, approvals and actions by other Persons, and do all other things, necessary for the Closing of the Merger and consummation of the transactions contemplated by this Agreement.

     4.11 Notification of Certain Matters. Between the date of this Agreement and the Effective Time, Company and Caneum will each give prompt notice in writing to the other party upon becoming aware of: (a) any representation made by such party in this Agreement is no longer accurate in any material way; or (b) the occurrence or non-occurrence of any event or circumstance which will result, or is likely to result, in the failure of any condition in this Agreement to be complied with or satisfied.

5. Conditions to Caneum’s Obligations

     The obligations of Caneum to proceed with the Closing of the Merger and the transactions contemplated by this Agreement are subject to the satisfaction on or before the Effective Time of all the following conditions, any one or more of which may be waived, in whole or in part, by Caneum in its sole discretion:

     (a) Each of the material covenants and agreements in this Agreement to be complied with and performed by Company on or before the Effective Time shall have been duly complied with and performed;

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     (b) Each of the representations and warranties of Company in Section 2 above shall continue be accurate as of the date of this Agreement, except for such inaccuracies that individually or in the aggregate do not and cannot reasonably be expected to have a Company Material Adverse Effect;

     (c) Each of the Company Shareholders shall have executed and delivered the Stock Acquisition Agreement;

     (d) Each of Company’s employees at the Effective Date will have executed and delivered a Confidentiality and Assignment Agreement;

     (e) Licensor Company shall have executed and delivered the License Agreement;

     (f) Charlie Sundling’s Employment Agreement with Caneum, a copy of which is attached to this Agreement as Exhibit D, will not have been materially breached by Sundling or terminated other than under Section 6(d) thereof;

     (g) Raju Patel’s Employment Agreement with Caneum, a copy of which is attached to this Agreement as Exhibit E, will not have been materially breached by Patel or terminated other than under Section 6(d) thereof;

     (h) White & Haskell, or another auditing firm selected by the parties, shall have completed its audit of Company’s financial statements described in Section 4.7 above;

     (i) No action, suit or proceeding instituted by any Governmental Authority shall be pending, and no statute, rule, order, decree or regulation, and no injunction, order, decree or judgment of any court or Governmental Authority of competent jurisdiction, may be in effect, in each case which would prohibit, restrain, enjoin or restrict the consummation of the Merger, provided that Caneum must have used all reasonable best efforts to prevent the entry of such injunction or other order;

     (j) The Caneum shareholders must have duly consented to or approved the Merger and this Merger Agreement;

     (k) Company shall have positive net income for the year ending December 31, 2003, as set forth in the audited financial statements of Company to be prepared under Section 4.7 of this Agreement;

     (l) Company shall have at least $700,000 of gross revenues and positive net income for the period from January 1, 2004 until June 30, 2004, as set forth in unaudited financial statements of Company meeting the requirements of Section 2.8 above; and

     (m) The sum of the following shall not be less than $300,000: (i) the total amount of Company’s cash at the Effective Time, (ii) plus the total amount of the Company’s accounts receivable at the Effective Time which are not then more than 45 days beyond the invoice due date, (iii) less Company’s accounts payable at the Effective Time. For this purpose, Company’s accounts payable shall be determined in accordance with GAAP and shall include, if not otherwise included, the amount of all accrued but unpaid vacation pay then owed by Company to its employees.

6. Conditions to Company’s Obligations.

     The obligations of Company to proceed with the Merger and the Closing of the transactions contemplated by this Agreement are subject to the satisfaction on or before the Effective Time of all the following conditions, any one or more of which may be waived, in whole or in part, by Company in its sole discretion:

     (a) All of the material covenants and agreements in this Agreement to be complied with and performed by Caneum on or before the Effective Time shall have been duly complied with and performed; and

11

     (b) Each of the representations and warranties of Caneum in Section 3 above shall continue to be accurate as of the date of this Agreement, except for such inaccuracies that individually or in the aggregate do not and cannot reasonably be expected to have a material adverse effect on Caneum’s operations, revenues, assets or business, taken as a whole (a “Caneum Material Adverse Effect”);

     (c) Caneum shall have executed and delivered the Stock Acquisition Agreement and the License Agreement;

     (d) No action, suit or proceeding instituted by any Governmental Authority shall be pending, and no statute, rule, order, decree or regulation, and no injunction, order, decree or judgment of any court or Governmental Authority of competent jurisdiction, may be in effect, in each case which would prohibit, restrain, enjoin or restrict the consummation of the Merger, provided that Company must have used all reasonable best efforts to prevent the entry of such injunction or other order;

     (e) Caneum’s shares shall be traded publicly through the Over-the-Counter Electronic Bulletin Board;

     (f) Charlie Sundling’s Employment Agreement with Caneum, a copy of which is attached to this Agreement as Exhibit D, will not have been terminated under Section 6(d) thereof or materially breached by Caneum; and

     (g) Raju Patel’s Employment Agreement with Caneum, a copy of which is attached to this Agreement as Exhibit E, will not have been terminated under Section 6(d) thereof or materially breached by Caneum;

7. Deliveries at the Closing

     At the Closing: (a) Company, Caneum, the Company Shareholders and Licensor Corporation shall sign and deliver to each other, as applicable, counterparts of the Closing Agreements, and, if applicable, the Stock Acquisition Agreement shall be signed by each spouse of a Company Shareholder, (b) each Company Shareholder shall deliver to Caneum for cancellation the certificate(s) representing his or her shares of Company stock; (c) Caneum will deliver to the Company Shareholders the certificates evidencing the shares of Caneum Common Stock issued to them under Section 1.8.1(a); (d) Company shall deliver to Caneum an officer’s certificate certifying that the conditions specified in Section 5(a)-(c) have been satisfied as of the Effective Time; (d) Caneum shall deliver to Company an officer’s certificate certifying that the conditions specified in Section 6(a)-(c) have been satisfied as of the Effective Time; and (e) the filings described in Section 1.2 shall be made with the Nevada and California Secretaries of State. Until the Closing or termination of this Agreement under Section 8, the parties shall use reasonable efforts and cooperate in order to satisfy the conditions set forth in Sections 5 and 6 and to consummate the Closing.

8. Termination and Break-Up Fee

     8.1 Termination Rights. This Agreement may be terminated at any time prior to the Effective Time: (a) by either party if any event shall have occurred or any state of facts shall exist that renders any of the conditions to such party’s obligations set forth in Section 5 or 6 incapable of fulfillment by September 15, 2004 (the “Termination Date”), provided that such incapability shall not have resulted to a significant extent from that party’s breach(es) of this Agreement or the inaccuracy of that party’s representation(s) in this Agreement, or (b) by either party if the other party shall have committed a material breach of its obligation or obligations under this Agreement, or one or more representations made by the other party in Section 5 or 6 is inaccurate in a material way, and (c) by either party if the Closing shall not have occurred by the Termination Date, other than as a result to a significant extent of that party’s breach(es) of this Agreement or the inaccuracy of that party’s representation(s) in this Agreement. Such a termination by either party shall be made by its giving a written notice of such termination to the other party setting forth the basis for the termination. Following such termination of this Agreement, neither party shall have liability to the other party relating to such termination, other than any liability resulting from the breach of this Agreement by a party or the inaccuracy of a party’s representations and warranties prior to the date of termination. Sections 4.8, 8.2, 9 and 10 of this

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Agreement and the last two sentences of Section 4.1, as applicable, shall continue to be applicable and binding after any such termination.

     8.2 Break-Up Fee. In the event that the Closing does not take place and (a) Company has breached Section 4.3, or (b) this Agreement is terminated by Caneum under Section 8.1(b), or (c) this Agreement is terminated by Caneum under Section 8.1(a) on account of the inability to fulfill a condition set forth in Section 5(a)-5(f), or (d) this Agreement is otherwise terminated by Caneum under Section 8.1, or this Agreement is terminated by Company under Section 8.1(c), in each such case while Caneum would then be entitled to terminate this Agreement under Section 8.1(b) if its cure period were eliminated, and, if (in any such case (a)-(d)) within twelve (12) months after such breach, acceptance or termination Company closes a transaction proposed in a Company Acquisition Proposal, then, immediately upon such closing, Company shall pay to Caneum a cash amount equal to five percent (5%) of the total consideration (including the assumption of any liabilities of Company), cash and non-cash (as, when and in such proportions as such consideration is received by Company and/or its shareholders) paid to the Company and/or its shareholders in such transaction. This paragraph shall not limit Caneum’s rights to seek other remedies available under this Agreement or applicable laws (other than specific performance hereof if the foregoing amounts are paid) for any breach by Company of its obligations under this Agreement, provided that any amounts paid to Caneum under this paragraph shall reduce any amounts otherwise payable to Caneum by the Company on account of the Company’s breach of this Agreement.

9. Offset Rights

     In the event that, if Company had not been merged into Caneum and they were separate entities, any amounts would be owed to Caneum by Company under this Agreement or applicable laws, including as damages or rights to indemnification, for any breach by Company of its agreements in this Agreement or the inaccuracy of any representation or warranty by Company in this Agreement other than relating to Section 2.8 (insofar as it applies to the financial statements delivered pursuant to clause (a) thereof) (together the “Deemed Owed Amount”), then Surviving Corporation, in its discretion, may:

     (a) reduce the number of shares of Caneum Common Stock to be issued to the Company Shareholders in the future under Section 1.8.1(b) or 1.8.1(c) of this Agreement pro rata in accordance with their respective holdings of shares of Company at the Effective Time, by a number of such shares equal to (i) all or a portion of the Deemed Owed Amount, less any portions of the Deemed Owed Amount separately taken into account under Sections 9(b) and 9(c) below, (ii) divided by $.75 (the agreed fair market value of a share of Caneum Common Stock on the date of this Agreement); and/or

     (b) reduce the cash amounts to be paid to the Company Shareholders in the future under Section 1.8.1(d) of this Agreement, pro rata in accordance with their respective holdings of shares of Company at the Effective Time, by all or a portion of the Deemed Owed Amount, less any portions of the Deemed Owed Amount separately taken into account under Sections 9(a) and 9(c); and/or

     (c) offset or credit all or a portion of the Deemed Owed Amount, not in excess of the total Deemed Owed Amount less the portions thereof separately taken into account under Sections 9(a) and 9(b) above, and thereby satisfy or reduce, any amounts owed by Surviving Corporation and/or its officers, directors, employees, shareholders, advisors or agents to any Company Shareholder(s), or assignee(s) or successor(s) of any Company Shareholder(s), on account of this Agreement, the Stock Acquisition Agreement or any violations of Caneum’s, Surviving Corporation’s or such Persons’ duties or obligations under securities laws or other laws in connection with the Merger, the Stock Acquisition Agreement, this Agreement or issuances of the shares of Caneum Common Stock to the Company Shareholders.

               No such reduction, offset or credit shall be made or taken under this Section 9 unless the total Deemed Owed Amount is greater than $20,000, in which case only the amount of the Deemed Owed Amount (subject to the following sentence) in excess of such $20,000 deductible may be taken into account with respect to reductions, offsets and/or credits under this Section 9. Any portion of the total Deemed Owed Amount in excess of $100,000 shall be disregarded for purposes of this Section 9. The Company Shareholders will not otherwise (except for fraud) have personal liability to Caneum or Surviving Corporation on account of the inaccuracy of any representation or warranty made by Company in this

13

Agreement or the breach by Company of any covenant made by it in connection with this Agreement, but this sentence does not limit a Company Shareholder’s liability for his or her breach of an exhibit to this Agreement to which he or she is a party or the inaccuracy of any warranty or representation made by him or her in such an exhibit. In no event shall the Company or the Company Shareholders have any liability for any accounting consequences of the failure of the Caneum options granted to Sundling and Patel pursuant to Section 1.8.9 above to qualify as incentive stock options. Solely for purposes of determining the Deemed Owed Amount, Company shall be deemed to have agreed under this Agreement to reimburse, indemnify and hold harmless Caneum against any and all claims, demands, injunctions, judgments, orders, rulings, penalties, fees, losses, damages, injuries, obligations and liabilities, including but not limited to interest, penalties and reasonable attorney’s fees, that Caneum may suffer or incur by reason of the falsity or breach of a representation, warranty or covenant made by Company in or pursuant to this Agreement. Solely for purposes of the preceding sentence, Company shall also be deemed to have made the warranties and representations in Sections 2.10(a) and the last sentence of Section 2.11 without the words “to the best knowledge of the Company” and in Section 2.12(c) without the words “known to the Company to be.”

10. MISCELLANEOUS

     10.1 Amendments and Waivers. This Agreement may be amended or modified only by an instrument in writing signed by both Caneum and Company. Any waiver of rights under this Agreement must also be in a writing signed by the waiving party. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

     10.2 Severability. If any provision of this Agreement or its application to any Person or circumstances is held to be unenforceable or invalid by any court of competent jurisdiction, its other applications and the remaining provisions of this Agreement will be interpreted so as best reasonably to effect the intent of the parties.

     10.3 Notices. Any notice or other communication to a party pursuant to this Agreement will be deemed to have been duly given if given personally to the party or on the date of delivery in writing, addressed to the party, at the following address:

If to Caneum:	Caneum, Inc.
170 Newport Center Drive
Suite 220
Newport Beach, CA 92660

If to Company:	Pipeline Software, Inc.
1400 Quail Street, Suite 270
Newport Beach, CA 92660

Any party may change its address for purposes of this paragraph by giving the other parties written notice of the new address in the manner set forth above.

     10.4 Attorneys’ Fees. If either party shall bring a legal action or other proceeding against the other party to enforce or interpret any of the provisions of this Agreement, or relating to the agreements under transactions contemplated by this Agreement, the prevailing party shall be entitled to recover reasonable attorneys’ fees and costs incurred in that action or proceeding.

     10.5 Entire Agreement. This Agreement, together with the agreements to be entered at the Closing, constitutes the entire agreement between the parties pertaining to its subject matter and supersedes all prior written or oral agreements and understandings of the parties relating to the subject matter of this Agreement.

     10.6 Governing Law. This Agreement shall be construed under and governed by the laws of the State of California, excluding conflict of law provisions.

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     10.7 Successors and Assigns. Subject to the terms of the Stock Acquisition Agreement, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement may not be assigned in whole or in part by either party without the prior written consent of the other party.

     10.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

     10.9 Number and Gender. With respect to words used in this Agreement, the singular form shall include the plural form, the masculine gender shall include the feminine or neuter gender, and vice versa, as the context requires.

     10.10 Further Actions. Each party agrees to execute and deliver any further documents and to do any additional acts reasonably required to carry out the terms of this Agreement.

     10.11 Drafting. Any rule of law (including California Code of Civil Procedure Section 1864 or California Civil Code Section 1654) or legal decision that would require interpretation against the drafter of this Agreement is not applicable and is waived.

     10.12 Full Knowledge. By their signatures, the parties acknowledge that they have carefully read and fully understand the terms and conditions of this Agreement, that each party has had the benefit of counsel, and that each party has freely agreed to be bound by the terms and conditions of this Agreement.

     10.13 Headings. The descriptive headings of the various sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     10.14 Survival of Covenants, Representations and Warranties. All covenants, representations and warranties made in this Agreement by either party, or in any statement or document delivered to either party, shall survive the making of this Agreement and the Merger and shall continue thereafter to be binding upon the parties.

     This Agreement has been entered into at Newport Beach, California as of the date set forth in the first paragraph above.

Caneum, Inc.,
a Nevada corporation

By /s/ Sukhbir Mudan
Sukhbir Mudan, President

Pipeline Software, Inc.,
a California corporation

By /s/ Charlie Sundling
Charlie Sundling, President

By /s/ Raju Patel
Raju Patel, Vice President

15

AMEDMENT TO THE AGREEMENT
AND PLAN OF MERGER

     The undersigned parties to the Agreement and Plan of Merger, dated as of July 8, 2004, agree that the “Termination Date,” as defined in Section 8.1 of that agreement, is changed from September 15, 2004 to September 20, 2004. No other changes are made to such agreement by this amendment.

Dated: August 10, 2004

Caneum, Inc.,
a Nevada corporation

By /s/ Gary Allhusen
Gary Allhusen, Executive Vice President

Pipeline Software, Inc.,
a California corporation

By /s/ Charlie Sunding
Charlie Sundling, President

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Unaudited Financial Statements

PIPELINE SOFTWARE, INC

For the 6 months Ended June 30, 2004 and 2003

PIPELINE SOFTWARE, INC.

For the 6 months ended June 31, 2004

PIPELINE SOFTWARE, INC.

Balance Sheet
(Unaudited)

As of June 30, 2004

2004
ASSETS
Current assets
Cash and cash equivalents	$217,596
Accounts receivable, net of allowance for for doubtful accounts of $14,850	223,809
Prepaid expenses and other assets	2,207
Refundable income taxes	46,809

Total current assets	490,421

Fixed assets, net
Furniture and fixtures	126,158
Equipment	112,530
Other depreciable property	7,996

Total fixed assets	246,684
Less accumulated depreciation	(210,113)

Total fixed assets, net	36,571
Other assets	11,939

Total assets	$538,931

See accompanying notes to financial statements.

2

PIPELINE SOFTWARE, INC.

Balance Sheet (continued)
(Unaudited)

As of June 30, 2004

2004
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	94,234
Accrued and other liabilities	23,758
Deferred income tax liabilities	43,000

Total current liabilities	160,992

Commitments and contingencies (Note 7)
Stockholders’ equity
Common stock, 8,000,000 shares authorized; no par value 3,128,500 issued and outstanding,	258,602
Retained earnings	119,337

Total stockholders’ equity	377,939

Total liabilities and stockholders’ equity	$538,931

See accompanying notes to financial statements.

3

PIPELINE SOFTWARE, INC.

Statements of Operations
(Unaudited)

For the 6 months Ended June 30, 2004 and 2003

	For the 6 months Ended
	June 30,	June 30,
	2004	2003
Revenue	$816,303	$344,793
Cost of revenue	451,144	210,227

Gross profit	365,159	134,566

Operating expenses	279,593	193,333
Income (Loss) from operations	85,566	(58,767)

Other income (expense)
Gain on disposal of fixed assets	—	7,935
Interest income	171	585
Interest expense	(161)	(2,041)

Total other income (expense)	10	6,479

Income (Loss) before income tax	85,576	(52,288)
Income tax	(28,000)	25,376

Net income (loss)	$57,576	$(26,912)

Income (Loss) per common share	$0.02	$(0.01)

Weighted average common shares outstanding	3,276,834	3,050,000

See accompanying notes to financial statements.

4

PIPELINE SOFTWARE, INC.

Statements of Cash Flows
(Unaudited)

For the 6 months Ended June 30, 2004 and 2003

	For the 6 months Ended
	June 30,	June 30,
	2004	2003
Cash flows from operating activities
Net income (loss)	$57,576	$(26,912)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation and amortization	5,289	10,067
Gain on disposal of fixed assets	—	(7,935)
Increase (decrease) in cash from changes in:
Accounts receivable	63,632	(12,558)
Prepaid expenses and other assets	1,338	9,296
Refundable income taxes	121,259	13,491
Accounts payable	78,320	46,805
Unearned income	(1,788)	(6,214)
Accrued and other liabilities	(62,045)	(3,239)
Deferred income tax liabilities	(25,000)	—

Net cash flows used by operating activities	238,581	22,801

Cash flows from investing activities
Purchases of fixed assets	(9,337)	(5,026)
Proceeds from sale of fixed assets	—	7,935

Net cash flows provided (used) by investing activities	(9,337)	2,909

Cash flows from financing activities
Issue of common stock	31,972	—
Repayment of notes payable — related parties	(38,063)	(53,446)
Repayment of obligations under capital leases	—	(11,531)
Decrease in bankoverdraft	(10,461)	—

Net cash flows used by investing activities	(16,552)	(64,977)

See accompanying notes to financial statements.

5

PIPELINE SOFTWARE, INC.

Statements of Cash Flows (continued)
(Unaudited)

For the 6 months ended June 30, 2004

	2004		2003
Net increase in cash and cash equivalents		212,692	(39,267)
Cash and cash equivalents, beginning of the period		4,904	129,479

Cash and cash equivalents, end of the period		$217,596	$90,212

Supplemental disclosure of noncash investing and financing activities		—	—
Supplemental disclosure of cash flow information
Cash paid during the year for interest		$161	$2,041

Cash refunded for income taxes, net	$		$38,866

See accompanying notes to financial statements.

6

PIPELINE SOFTWARE, INC.

Notes to Financial Statements

For the 6 months Ended June 30, 2004 and 2003

1.	Corporate History

Pipeline Software, Inc. (the “Company” or “Pipeline”) was originally incorporated in California on March 26, 1997 as Siva Technology Partners, Inc. On October 28, 1997, the Company filed Amended Articles of Incorporation changing its name to Pipeline Software, Inc. The Company is a privately-held corporation.

The Company develops and markets business software applications, and provides ongoing support and service. Pipeline offers horizontal, cross-industry solutions for quality business processes, with pre-configured applications available to support the areas of capital equipment lifecycle management, supplier relationship management, customer account management, global IT management, corporate governance, and ISO / Six Sigma initiative management.

Management believes that the Company possesses significant intellectual property, including patent-pending technology, and competes in several high-growth market segments.

The Company is actively seeking strategic partnerships and has signed a letter of intent and a definitive purchase agreement to be acquired (Note 8).

The condensed financial statements have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.

In the opinion of the Company, all adjustments, consisting of only normal recurring adjustments, necessary to present fairly the financial position of the Company as of June 30, 2004, and the results of its operations through and for the six months ended June 30, 2004 and June 30, 2003, have been made. The results of its operations for such interim period are not necessarily indicative of the results to be expected for the entire year. These condensed financial statements should be read in conjunction with the annual financial statements and notes thereto for the year ended December 31, 2003.

7

PIPELINE SOFTWARE, INC.

Notes to Financial Statements

For the 6 months Ended June 30, 2004 and 2003

2.	Summary of Significant Accounting Policies

Revenue Recognition

The Company derives its revenue primarily from the sale of services. Revenue is recognized as services are performed in accordance with the provisions of SEC Staff Accounting Bulletin No. 104, Revenue Recognition. The Company recognizes revenue when there is persuasive evidence of an arrangement, title and risk of loss have passed, delivery has occurred or the services have been rendered, the sales price is fixed or determinable and collection of the related receivable is reasonably assured.

The Company extends credit based on an evaluation of the customer’s financial condition and collateral is generally not required. The Company regularly evaluates its credit customers for potential credit losses. During the 6 months ended June 30, 2004, the Company had one customer that accounted for 78% of the Company’s revenue. As of June 30, 2004, the same customer accounted for 82% of the Company’s accounts receivable.

8

PIPELINE SOFTWARE, INC.

Notes to Financial Statements

For the 6 months Ended June 30, 2004 and 2003

2.	Significant Accounting Policies (continued)

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

Fixed Assets and Depreciation

Furniture, fixtures and equipment are recorded at cost. Depreciation and amortization are computed using the straight-line method over the shorter of the estimated useful lives of the related assets, ranging from three to seven years, or the lease term, if applicable. Depreciation expense for the 6 months ended June 30, 2004 and 2003 were $5,234 and $9,903, respectively.

Other Assets

Other assets as of June 30, 2004 include software assignment rights, software contracts and licensing agreements. These assets are amortized over an estimated useful life of five years.

Stock-Based Compensation

The Company has elected to follow Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (“APB No. 25”) and Financial Accounting Standards Board Interpretation No. 44, Accounting for Certain Transactions Involving Stock Compensation (“FIN No. 44”) in accounting for employee stock options. Under APB No. 25, when the exercise price of the Company’s stock options is less than the estimated fair value of the underlying shares on the date of grant, compensation expense is recognized for the difference.

The Company accounts for non-employee stock-based compensation using the fair value method provided by Statement of Financial Accounting Standards (“SFAS”) No. 123, as amended by SFAS No. 148. When stock options are granted to non-employees, the Company estimates the fair value of the award and recognizes related expenses over the performance period as prescribed by Emerging Issues Task Force (“EITF”) 96-18.

9

PIPELINE SOFTWARE, INC.

Notes to Financial Statements

For the 6 months Ended June 30, 2004 and 2003

2.	Significant Accounting Policies (continued)

Stock-Based Compensation (continued)

In accordance with SFAS No. 123 and SFAS No. 148, the Company has adopted the fair value pro-forma disclosure provisions for employee stock options.

As of June 30, 2004, the Company has one stock-based compensation plan which is described more fully in Note 6. The following table illustrates the effect on net loss and net loss per share had the Company applied the fair value recognition provisions of SFAS No. 123 to employee stock options.

	2004	2003
Net income (loss), as reported	$57,576	$(26,912)
Stock-based compensation under fair value method	(15,059)	(7,315)

Net income (loss), pro-forma	$42,517	$(34,227)

Net income (loss) per share, as reported	$0.02	$(0.01)

Net income (loss) per share, pro-forma	$0.01	$(0.01)

The fair value of each stock option grant has been estimated on the date of grant using the Black-Scholes option-pricing model, assuming no expected dividends and the following weighted average assumptions:

	2004	2003
Volatility	1.00%	1.00%
Risk-free Interest Rate	6.00%	6.00%
Expected life of options	5.0 Years	5.0 Years

The Black-Scholes model, as well as other currently accepted option valuation models, was developed to estimate the fair value of freely-tradable, fully-transferable options without vesting restrictions, which significantly differ from the Company’s stock options. These models also require highly subjective assumptions, including future stock price volatility and expected time until exercise, which greatly affect the calculated fair value on the grant date.

10

PIPELINE SOFTWARE, INC.

Notes to Financial Statements

For the 6 months Ended June 30, 2004 and 2003

2.	Significant Accounting Policies (continued)

Stock Split

On February 15, 2002, the Company’s Board of Directors approved and executed a 1 for 5 reverse split of the Company’s common stock. All prior share and per share amounts have been retroactively adjusted to reflect the stock split.

Fair Value of Financial Instruments

SFAS No. 107, Disclosures About Fair Value of Financial Instruments requires management to disclose the estimated fair value of certain assets and liabilities defined by SFAS No. 107 as financial instruments. Financial instruments are generally defined by SFAS No. 107 as cash and cash equivalents, evidence of ownership interest in equity, or a contractual obligation that both conveys to one entity a right to receive cash or other financial instruments from another entity and imposes on the other entity the obligation to deliver cash or other financial instruments to the first entity. At December 31, 2003 and 2002, management believes that the carrying amounts of cash and cash equivalents and notes payable approximate fair value because of the short maturity of these financial instruments.

Accounting For Income Taxes

The Company follows SFAS No. 109, Accounting for Income Taxes, which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the differences between the financial statements and the tax bases of assets and liabilities using enacted rates in effect for the year in which the differences are expected to reverse. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Earnings (Loss) Per Share

Basic earnings (loss) per share includes no dilution and is computed by dividing earnings (loss) available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity. Such shares are not included when there is a loss as the effect would be anti-dilutive.

11

PIPELINE SOFTWARE, INC.

Notes to Financial Statements

For the 6 months Ended June 30, 2004 and 2003

2.	Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. In these financial statements, assets, liabilities and earnings involve extensive reliance on management’s estimates. Actual results could differ from those estimates.

New Accounting Standards

On January 1, 2003, the Company adopted SFAS No. 143, Accounting for Asset Retirement Obligations, which addresses financial and reporting for obligations associated with the retirement of long-lived assets and related asset retirement costs. SFAS No. 143 establishes accounting standards for the recognition and measurement of an asset retirement obligation and its associated asset retirement cost. It also provides accounting guidance for legal obligations associated with the retirement of tangible long-lived assets. The adoption of SFAS No. 143 did not have a material impact on the accompanying June 30, 2004 and 2003 financial statements.

On January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities, which addresses financial accounting and reporting for costs associated with exit or disposal activities and supersedes EITF Issue 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring). SFAS No. 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Under EITF Issue 94-3, a liability for an exit cost, as defined in EITF Issue 94-3, was recognized at the date of an entity’s commitment to an exit plan. SFAS No. 146 also establishes that the liability should initially be measured and recorded at fair value. The adoption of SFAS No. 146 for exit or disposal activities did not have a material impact on the accompanying June 30, 2004 and 2003 financial statements.

12

PIPELINE SOFTWARE, INC.

Notes to Financial Statements

For the 6 months Ended June 30, 2004 and 2003

2.	Significant Accounting Policies (continued)

New Accounting Standards (continued)

On January 1, 2003, the Company adopted Financial Accounting Standards Board (“FASB”) Interpretation (“FIN”) No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. FIN No. 45 requires increased financial statement disclosures by a guarantor about its obligations under certain guarantees it has issued. FIN No. 45 also requires that a guarantor recognize a liability for the fair value of a certain guarantees made after December 31, 2002. The Company adopted the disclosure provisions of FIN No. 45 at December 31, 2002, with no impact on the Company’s financial position or results of operations.

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. SFAS No. 150 applies specifically to a number of financial instruments that companies have historically presented within their financial statements as equity or between the liabilities section and the equity section, rather than as liabilities. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. However, in November 2003, the FASB issued Staff Position No. 150-3, which defers the effective date for certain provisions of the statement. Once required in its entirety, SFAS No. 150 is not expected to have a material impact on the Company’s financial position or results of operations.

In December 2003, the FASB issued a revision to FASB Interpretation No. 46, Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (“FIN 46R”). FIN 46R clarifies the application of ARB No. 51, Consolidated Financial Statements, to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support provided by any parties, including the equity holders. FIN 46R requires the consolidation of these entities, known as variable interest entities (“VIE’s”), by the primary beneficiary of the entity. The primary beneficiary is the entity, if any, that will absorb a majority of the entity’s expected losses, receive a majority of the entity’s expected residual returns, or both.

13

PIPELINE SOFTWARE, INC.

Notes to Financial Statements

For the 6 months Ended June 30, 2004 and 2003

2.	Significant Accounting Policies (continued)

New Accounting Standards (continued)

Among other changes, the revisions of FIN 46R (a) clarified some requirements of the original FIN 46, which had been issued in January 2003, (b) eased some implementation problems, and (c) added new scope exceptions. FIN 46R deferred the effective date of the Interpretation for public companies to the end of the first reporting period ending after March 15, 2004, except that all public companies must, at a minimum, apply the unmodified provisions of the Interpretation to entities that were previously considered “special-purpose entities” in practice and under the FASB literature prior to the issuance of FIN 46R by the end of the first reporting period ending after December 15, 2003. Management believes that the Company is not the primary beneficiary of any VIE’s.

3.	Income Taxes

Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, requires an asset and liability approach for financial accounting and reporting for income tax purposes. This statement recognizes (a) the amount of taxes payable or refundable for the current year and (b) deferred tax liabilities and assets for future tax consequences of events that have been recognized in the financial statements or tax returns.

Significant components of the Company’s deferred tax assets and liabilities as of June 30, 2004 and 2003 are shown below.

	June 30,	June 30,
	2004	2003
Deferred tax assets and (liabilities):
Cash basis adjustment — accounts receivable	$(76,095)	$(39,158)
Cash basis adjustment — accounts payable and accrued liabilities	32,039	52,003
Other	1,056

Total deferred tax (liabilities) assets	$(43,000)	$12,845
Valuation allowance	—	(12,845)

Net deferred tax (liabilities)	$(43,000)	$—

14

PIPELINE SOFTWARE, INC.

Notes to Financial Statements

For the 6 months Ended June 30, 2004 and 2003

4.	Notes Payable to Related Parties

During the periods ended June 30, 2004, the Company had issued several promissory notes to various officers and/or directors who are also shareholders of the Company. During the periods ended June 30, 2004, all notes previously issued were paid in full, including the accrued interest associated with the notes. The notes payable were unsecured, bore interest at annual rates of 10% were short-term in nature.

5.	Common Stock

In December 2003, the Company reached an agreement with a service provider to issue 78,500 shares of its common stock in settlement of $14,130 of outstanding fees.

In January 2004, 178,000 shares were issued for cash at $.18 per share.

6.	Stock Plan

In 2000, the Company’s Board of Directors and shareholders adopted the 2000 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to provide eligible persons an opportunity to acquire a proprietary interest in the Company and as an incentive to remain in the service of the Company.

There were shares of common stock authorized for non-statutory and incentive stock options and stock grants under the Plan, which are subject to adjustment in the event of stock splits, stock dividends, and other situations.

15

PIPELINE SOFTWARE, INC.

Notes to Financial Statements

For the 6 months Ended June 30, 2004 and 2003

6.	Stock Plan (continued)

The Plan will continue in effect until all of the stock available for grant or issuance has been acquired through exercise of options or grants of shares, or until December 1, 2010, whichever is earlier. The Plan may also be terminated in the event of certain corporate transactions such as a merger or consolidation or the sale, transfer or other disposition of all or substantially all of our assets.

The purchase price under each option is established by the plan administrator. Additionally, the plan administrator will fix the terms of each option, but no option can be granted for a term in excess of 10 years. Stock issued under the Plan may vest immediately or upon terms established by the plan administrator, provided that at least 20 percent of the total shares subject to a vesting schedule will fully vest in each calendar year on the anniversary date of the issuance of the shares.

A summary of grants made under the Plan as of June 30, 2004 are presented below:

		Average
Common Stock Options		Exercise
Granted	Shares	Price
Outstanding at 12/31/2003	235,500	$0.18
Granted during 2004	2,603,000	$0.18

Outstanding at 06/30/04	2,838,500	$0.18

7.	Commitments and Contingencies

Leases – Operating Leases

On March 15, 2004, the Company signed an extension of the lease on its corporate facilities in Newport Beach, California. The lease term expires on September 30, 2004 and the monthly base rent is $2,817. The premises contains several improvements and the Company would have to reimburse the landlord reasonable costs to reverse said improvements should the lease not be renewed.

16

PIPELINE SOFTWARE, INC.

Notes to Financial Statements

For the 6 months Ended June 30, 2004 and 2003

7.	Commitments and Contingencies (continued)

Leases – Capital Leases

During the periods ended June 30,2004 and 2003, the Company leased various equipment under capital leases. Related capital lease terms ranged from 36 to 48 months, required monthly payments ranging from $1,473 to $186, and bore interest at rates ranging from 9.50% to 15.00%. As of June 30, 2004, the Company had no remaining capital lease obligations.

Litigation

The Company is subject to litigation in the normal course of business, none of which management believes will have a material adverse effect on the Company’s financial statements.

8.	Subsequent events

On July 8, 2004, the Company entered into a merger agreement with Caneum, Inc. (OTCBB: CANM) (“Caneum”) that provides for the merger of Pipeline into Caneum. Under the terms of the agreement, the shareholders of Pipeline will receive 1,000,000 shares of Caneum’s common stock, payable over a period of two years, with 500,000 shares being issued pro rata to the shareholders of Pipeline at the effective time of the merger, 250,000 being issued to these shareholders on the first anniversary date, and 250,000 on the second anniversary date. Shareholders of Pipeline will also receive pro rata a cash payment of $50,000 per month for the first ten months following the closing of the merger. In addition to customary closing conditions, closing will be subject to the approval of the shareholders of both companies and the audit of the financial statements of Pipeline. Closing is further conditioned upon Pipeline having a positive net income for the year ended December 31, 2003, having at least $700,000 of gross revenue and positive net income for the period from January 1, 2004, until June 30, 2004, and having $300,000 in cash and current accounts receivable at the effective time of the merger, less accounts payable. The agreement will be terminated if the merger has not been completed by September 30, 2004.

In June 2004, two officers and significant shareholders of the Company entered into employment agreements with Caneum.

17

ANNEX B

Audited Financial Statements

PIPELINE SOFTWARE, INC

For the Years Ended December 31, 2003 and 2002

PIPELINE SOFTWARE, INC.

For the Years Ended December 31, 2003 and 2002

Page
Independent Auditors’ Report

Financial Statements

Balance Sheets - Assets	2

Balance Sheets - Liabilities and Stockholders’ Equity	3

Statements of Operations and Comprehensive Loss	4

Statements of Stockholders’ Equity	5

Statements of Cash Flows	6

Notes to Financial Statements	8

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders
Pipeline Software, Inc.

We have audited the accompanying balance sheets of Pipeline Software, Inc. (the “Company”) as of December 31, 2003, and 2002, and the related statements of operations, stockholders’ equity, and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2003, and 2002, and the results of its operations and its cash flows for the years ended December 31, 2003 and 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ HASKELL & WHITE LLP

August 15, 2004

PIPELINE SOFTWARE, INC.

Balance Sheets

As of December 31, 2003 and 2002

	2003	2002
ASSETS
Current assets
Cash and cash equivalents	$4,904	$129,479
Accounts receivable, net of allowance for for doubtful accounts of $14,850 in 2003	287,441	102,613
Prepaid expenses and other assets	3,545	11,402
Refundable income taxes	168,068	150,799

Total current assets	463,958	394,293

Fixed assets, net
Furniture and fixtures	126,159	135,195
Equipment	103,192	82,854
Other depreciable property	7,996	8,029

Total fixed assets	237,347	226,078
Less accumulated depreciation	(204,879)	(159,779)

Total fixed assets, net	32,468	66,299
Other assets	11,994	149,824

Total assets	$508,420	$610,416

See accompanying notes to financial statements.

2

PIPELINE SOFTWARE, INC.

Balance Sheets (continued)

As of December 31, 2003 and 2002

	2003	2002
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Bank overdraft	$10,461	$—
Accounts payable	15,914	106,147
Accrued and other liabilities	85,803	26,789
Unearned income	1,788	24,214
Notes payable - related parties (Note 4)	38,063	55,000
Obligations under capital leases	—	37,245
Deferred income tax liabilities	68,000	—

Total current liabilities	220,029	249,395

Long term liabilities
Notes payable - non current portion	—	11,057

Commitments and contingencies (Note 7)
Stockholders’ equity
Common stock, 6,000,000 shares authorized; no par value; 3,128,500 issued or issuable in 2003 and 3,050,000 shares issued and outstanding in 2002	226,630	212,500
Retained earnings	61,761	137,464

Total stockholders’ equity	288,391	349,964

Total liabilities and stockholders’ equity	$508,420	$610,416

See accompanying notes to financial statements.

3

PIPELINE SOFTWARE, INC.

Statements of Operations

For the Years Ended December 31, 2003 and 2002

	For the Years Ended
	December 31,	December 31,
	2003	2002
Revenue	$988,263	$771,572
Cost of revenue	595,667	244,859

Gross profit	392,596	526,713

Operating expenses
Selling, general and administrative	416,709	766,921
Depreciation and amortization	57,966	105,005
Occupancy costs	55,806	219,719

Total operating expenses	530,481	1,091,645

Loss from operations	(137,885)	(564,932)

Other income (expense)
Gain (loss) on disposal of fixed assets	7,935	(19,816)
Other	39,171	16,440
Interest income	831	4,948
Interest expense	(4,155)	(19,905)

Total other income (expense)	43,782	(18,333)

Loss before income tax	(94,103)	(583,265)
Income tax benefit	18,400	121,944

Net loss	$(75,703)	$(461,321)

Loss per common share	$(0.02)	$(0.15)

Weighted average common shares outstanding	3,050,000	3,050,000

See accompanying notes to financial statements.

4

PIPELINE SOFTWARE, INC.

Statements of Stockholders’ Equity

For the Years Ended December 31, 2003 and 2002

	Common Stock		Retained	Total Stockholders’
	Shares	Amount	Earnings	Equity
Balance, December 31, 2001	3,050,000	$212,500	$598,785	$811,285
Net loss for the year ended December 31, 2002	—	—	(461,321)	(461,321)

Balance, December 31, 2002	3,050,000	212,500	137,464	349,964
Stock issuable for services	78,500	14,130	—	14,130
Net loss for the year ended December 31, 2003	—	—	(75,703)	(75,703)

Balance, December 31, 2003	3,128,500	$226,630	$61,761	$288,391

See accompanying notes to financial statements.

5

PIPELINE SOFTWARE, INC.

Statements of Cash Flows

For the Years Ended December 31, 2003 and 2002

	2003	2002
Cash flows from operating activities
Net loss	$(75,703)	$(461,321)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation and amortization	57,966	105,005
Provision for bad debts	14,850	—
(Gain) loss on disposal of fixed assets	(7,935)	19,816
Increase (decrease) in cash from changes in:
Accounts receivable	(199,678)	172,902
Prepaid expenses and other assets	7,857	(3,632)
Refundable income taxes	(17,269)	(122,858)
Other assets	330	89,333
Accounts payable	(76,103)	48,890
Unearned income	(22,426)	24,214
Accrued and other liabilities	59,014	3,909
Deferred income tax liabilities	68,000	—

Net cash flows used by operating activities	(191,097)	(123,742)

Cash flows from investing activities
Purchases of fixed assets	(11,635)	(7,648)
Proceeds from sale of fixed assets	7,935	6,538
Proceeds from the disposition of other assets	125,000	—

Net cash flows provided (used) by investing activities	121,300	(1,110)

Cash flows from financing activities
Repayment of notes payable - related parties	(77,994)	(108,535)
Repayment of obligations under capital leases	(37,245)	(38,264)
Proceeds from notes payable - related parties	50,000	50,000
Increase in bankoverdraft	10,461	—

Net cash flows used by investing activities	(54,778)	(96,799)

See accompanying notes to financial statements.

6

PIPELINE SOFTWARE, INC.

Statements of Cash Flows (continued)

For the Years Ended December 31, 2003 and 2002

	2003	2002
Net increase in cash and cash equivalents	(124,575)	(221,651)
Cash and cash equivalents, beginning of the year	129,479	351,130

Cash and cash equivalents, end of the year	$4,904	$129,479

Supplemental disclosure of noncash investing and financing activities
Issuance of common stock for reduction in accounts payable	$14,130	$—

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$4,155	$19,905

Cash refunded for income taxes, net	$70,731	$—

See accompanying notes to financial statements.

7

PIPELINE SOFTWARE, INC.

Notes to Financial Statements

For the Years Ended December 31, 2003 and 2002

1.	Corporate History

Pipeline Software, Inc. (the “Company” or “Pipeline”) was originally incorporated in California on March 26, 1997 as Siva Technology Partners, Inc. On October 28, 1997, the Company filed Amended Articles of Incorporation changing its name to Pipeline Software, Inc. The Company is a privately-held corporation.

The Company develops and markets business software applications, and provides ongoing support and service. Pipeline offers horizontal, cross-industry solutions for quality business processes, with pre-configured applications available to support the areas of capital equipment lifecycle management, supplier relationship management, customer account management, global IT management, corporate governance, and ISO / Six Sigma initiative management.

Management believes that the Company possesses significant intellectual property, including patent-pending technology, and competes in several high-growth market segments.

The Company is actively seeking strategic partnerships and has signed a letter of intent and a definitive purchase agreement to be acquired (Note 8).

2.	Summary of Significant Accounting Policies

Revenue Recognition

The Company derives its revenue primarily from the sale of services. Revenue is recognized as services are performed in accordance with the provisions of SEC Staff Accounting Bulletin No. 104, Revenue Recognition. The Company recognizes revenue when there is persuasive evidence of an arrangement, title and risk of loss have passed, delivery has occurred or the services have been rendered, the sales price is fixed or determinable and collection of the related receivable is reasonably assured.

The Company extends credit based on an evaluation of the customer’s financial condition and collateral is generally not required. The Company regularly evaluates its credit customers for potential credit losses. During the year ended December 31, 2003, the Company had two customers that each accounted for at least 10% of the Company’s revenue. As of December 31, 2003, three customers each accounted for at least 10% of accounts receivable. The Company has one customer that accounts for 74% of the Company’s accounts receivable at December 31, 2003.

8

PIPELINE SOFTWARE, INC.

Notes to Financial Statements (continued)

For the Years Ended December 31, 2003 and 2002

2.	Significant Accounting Policies (continued)

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

Fixed Assets and Depreciation

Furniture, fixtures and equipment are recorded at cost. Depreciation and amortization are computed using the straight-line method over the shorter of the estimated useful lives of the related assets, ranging from three to seven years, or the lease term, if applicable. Depreciation expenses for the years ended December 31, 2003 and 2002 were $45,135 and $67,173, respectively.

Other Assets

Other assets as of December 31, 2002 include software assignment rights, software contracts and licensing agreements that were acquired in August 2001 and sold in June 2003, as further described in Note 5. These assets were amortized over an estimated useful life of five years. Amortization expenses for the years ended December 31, 2003 and 2002 were $12,831 and $37,832, respectively.

Stock-Based Compensation

The Company has elected to follow Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (“APB No. 25”) and Financial Accounting Standards Board Interpretation No. 44, Accounting for Certain Transactions Involving Stock Compensation (“FIN No. 44”) in accounting for employee stock options. Under APB No. 25, when the exercise price of the Company’s stock options is less than the estimated fair value of the underlying shares on the date of grant, compensation expense is recognized for the difference.

The Company accounts for non-employee stock-based compensation using the fair value method provided by Statement of Financial Accounting Standards (“SFAS”) No. 123, as amended by SFAS No. 148. When stock options are granted to non-employees, the Company estimates the fair value of the award and recognizes related expenses over the performance period as prescribed by Emerging Issues Task Force (“EITF”) 96-18.

9

PIPELINE SOFTWARE, INC.

Notes to Financial Statements (continued)

For the Years Ended December 31, 2003 and 2002

2.	Significant Accounting Policies (continued)

Stock-Based Compensation (continued)

In accordance with SFAS No. 123 and SFAS No. 148, the Company has adopted the fair value pro-forma disclosure provisions for employee stock options.

As of December 31, 2003, the Company has one stock-based compensation plan which is described more fully in Note 6. The following table illustrates the effect on net loss and net loss per share had the Company applied the fair value recognition provisions of SFAS No. 123 to employee stock options.

	2003	2002
Net loss, as reported	$(75,703)	$(461,321)
Stock-based compensation under fair value method	(14,630)	(6,664)

Net loss, pro-forma	$(90,333)	$(467,985)

Net loss per share, as reported	$(0.02)	$(0.15)

Net loss per share, pro-forma	$(0.03)	$(0.15)

The fair value of each stock option grant has been estimated on the date of grant using the Black-Scholes option-pricing model, assuming no expected dividends and the following weighted average assumptions:

	2003	2002
Volatility	1.00%	1.00%
Risk-free Interest Rate	6.00%	6.00%
Expected life of options	5.0 Years	5.0 Years

The Black-Scholes model, as well as other currently accepted option valuation models, was developed to estimate the fair value of freely-tradable, fully-transferable options without vesting restrictions, which significantly differ from the Company’s stock options. These models also require highly subjective assumptions, including future stock price volatility and expected time until exercise, which greatly affect the calculated fair value on the grant date.

10

PIPELINE SOFTWARE, INC.

Notes to Financial Statements (continued)

For the Years Ended December 31, 2003 and 2002

2.	Significant Accounting Policies (continued)

Stock Split

On February 15, 2002, the Company’s Board of Directors approved and executed a 1 for 5 reverse split of the Company’s common stock. All prior share and per share amounts have been retroactively adjusted to reflect the stock split.

Fair Value of Financial Instruments

SFAS No. 107, Disclosures About Fair Value of Financial Instruments requires management to disclose the estimated fair value of certain assets and liabilities defined by SFAS No. 107 as financial instruments. Financial instruments are generally defined by SFAS No. 107 as cash and cash equivalents, evidence of ownership interest in equity, or a contractual obligation that both conveys to one entity a right to receive cash or other financial instruments from another entity and imposes on the other entity the obligation to deliver cash or other financial instruments to the first entity. At December 31, 2003 and 2002, management believes that the carrying amounts of cash and cash equivalents and notes payable approximate fair value because of the short maturity of these financial instruments.

Accounting For Income Taxes

The Company follows SFAS No. 109, Accounting for Income Taxes, which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the differences between the financial statements and the tax bases of assets and liabilities using enacted rates in effect for the year in which the differences are expected to reverse. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Earnings (Loss) Per Share

Basic earnings (loss) per share includes no dilution and is computed by dividing earnings (loss) available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity. Such shares are not included when there is a loss as the effect would be anti-dilutive.

11

PIPELINE SOFTWARE, INC.

Notes to Financial Statements (continued)

For the Years Ended December 31, 2003 and 2002

2.	Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. In these financial statements, assets, liabilities and earnings involve extensive reliance on management’s estimates. Actual results could differ from those estimates.

New Accounting Standards

On January 1, 2003, the Company adopted SFAS No. 143, Accounting for Asset Retirement Obligations, which addresses financial and reporting for obligations associated with the retirement of long-lived assets and related asset retirement costs. SFAS No. 143 establishes accounting standards for the recognition and measurement of an asset retirement obligation and its associated asset retirement cost. It also provides accounting guidance for legal obligations associated with the retirement of tangible long-lived assets. The adoption of SFAS No. 143 did not have a material impact on the accompanying December 31, 2003 and 2002 financial statements.

On January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities , which addresses financial accounting and reporting for costs associated with exit or disposal activities and supersedes EITF Issue 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring) . SFAS No. 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Under EITF Issue 94-3, a liability for an exit cost, as defined in EITF Issue 94-3, was recognized at the date of an entity’s commitment to an exit plan. SFAS No. 146 also establishes that the liability should initially be measured and recorded at fair value. The adoption of SFAS No. 146 for exit or disposal activities did not have a material impact on the accompanying December 31, 2003 and 2002 financial statements.

12

PIPELINE SOFTWARE, INC.

Notes to Financial Statements (continued)

For the Years Ended December 31, 2003 and 2002

2.	Significant Accounting Policies (continued)

New Accounting Standards (continued)

On January 1, 2003, the Company adopted Financial Accounting Standards Board (“FASB”) Interpretation (“FIN”) No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. FIN No. 45 requires increased financial statement disclosures by a guarantor about its obligations under certain guarantees it has issued. FIN No. 45 also requires that a guarantor recognize a liability for the fair value of a certain guarantees made after December 31, 2002. The Company adopted the disclosure provisions of FIN No. 45 at December 31, 2002, with no impact on the Company’s financial position or results of operations.

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. SFAS No. 150 applies specifically to a number of financial instruments that companies have historically presented within their financial statements as equity or between the liabilities section and the equity section, rather than as liabilities. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. However, in November 2003, the FASB issued Staff Position No. 150-3, which defers the effective date for certain provisions of the statement. Once required in its entirety, SFAS No. 150 is not expected to have a material impact on the Company’s financial position or results of operations.

In December 2003, the FASB issued a revision to FASB Interpretation No. 46, Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (“FIN 46R”). FIN 46R clarifies the application of ARB No. 51, Consolidated Financial Statements, to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support provided by any parties, including the equity holders. FIN 46R requires the consolidation of these entities, known as variable interest entities (“VIE’s”), by the primary beneficiary of the entity. The primary beneficiary is the entity, if any, that will absorb a majority of the entity’s expected losses, receive a majority of the entity’s expected residual returns, or both.

13

PIPELINE SOFTWARE, INC.

Notes to Financial Statements (continued)

For the Years Ended December 31, 2003 and 2002

2.	Significant Accounting Policies (continued)

New Accounting Standards (continued)

Among other changes, the revisions of FIN 46R (a) clarified some requirements of the original FIN 46, which had been issued in January 2003, (b) eased some implementation problems, and (c) added new scope exceptions. FIN 46R deferred the effective date of the Interpretation for public companies to the end of the first reporting period ending after March 15, 2004, except that all public companies must, at a minimum, apply the unmodified provisions of the Interpretation to entities that were previously considered “special-purpose entities” in practice and under the FASB literature prior to the issuance of FIN 46R by the end of the first reporting period ending after December 15, 2003. As of December 31, 2003 and 2002, management believes that the Company is not the primary beneficiary of any VIE’s.

3.	Income Taxes

Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, requires an asset and liability approach for financial accounting and reporting for income tax purposes. This statement recognizes (a) the amount of taxes payable or refundable for the current year and (b) deferred tax liabilities and assets for future tax consequences of events that have been recognized in the financial statements or tax returns.

Significant components of the Company’s deferred tax assets and liabilities as of December 31, 2003 and 2002 are shown below.

	December 31,	December 31,
	2003	2002
Deferred tax assets and (liabilities):
Cash basis adjustment - accounts receivable	$(98,000)	$(35,000)
Cash basis adjustment - accounts payable and accrued liabilities	28,000	49,300
Other	2,000	(1,100)

Total deferred tax (liabilities) assets	$(68,000)	$13,200
Valuation allowance	—	(13,200)

Net deferred tax (liabilities)	$(68,000)	$—

14

PIPELINE SOFTWARE, INC.

Notes to Financial Statements (continued)

For the Years Ended December 31, 2003 and 2002

4.	Notes Payable to Related Parties

During the years ended December 31, 2003 and 2002, the Company issued several promissory notes to various officers and/or directors who are also shareholders of the Company. During the year ended December 31, 2003, all notes previously issued were paid in full, including the accrued interest associated with the notes. The notes payable were unsecured, bore interest at annual rates of 10% were short-term in nature.

On December 30, 2003, the Company approved the issuances of two additional notes payable to officers and/or directors who are also shareholders of the Company. These notes payable aggregate $38,063, are unsecured, bear interest at annual rates of 5% and were due on June 30, 2004.

5.	Common Stock

In August 2001, the Company acquired software assignment rights, software contracts and licensing agreements (the “Sidon Assets”) in exchange for 50,000 shares of the Company’s common stock. The estimated fair value of the common shares issued were determined to be $187,500 on the date of issuance. The Sidon Assets are presented in the accompanying December 31, 2002 balance sheet as other assets. In June 2003, the Company disposed of the Sidon Assets for cash of $125,000. No related gain or loss was recognized on the sale of the Sidon Assets as the carrying value of these assets approximated the consideration received.

In December 2003, the Company reached an agreement with a service provider to issue 78,500 shares of its common stock in settlement of $14,130 of outstanding fees.

6.	Stock Plan

In 2000, the Company’s Board of Directors and shareholders adopted the 2000 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to provide eligible persons an opportunity to acquire a proprietary interest in the Company and as an incentive to remain in the service of the Company.

There were shares of common stock authorized for non-statutory and incentive stock options and stock grants under the Plan, which are subject to adjustment in the event of stock splits, stock dividends, and other situations.

15

PIPELINE SOFTWARE, INC.

Notes to Financial Statements (continued)

For the Years Ended December 31, 2003 and 2002

6.	Stock Plan (continued)

The Plan will continue in effect until all of the stock available for grant or issuance has been acquired through exercise of options or grants of shares, or until December 1, 2010, whichever is earlier. The Plan may also be terminated in the event of certain corporate transactions such as a merger or consolidation or the sale, transfer or other disposition of all or substantially all of our assets.

The purchase price under each option is established by the plan administrator. Additionally, the plan administrator will fix the terms of each option, but no option can be granted for a term in excess of 10 years. Stock issued under the Plan may vest immediately or upon terms established by the plan administrator, provided that at least 20 percent of the total shares subject to a vesting schedule will fully vest in each calendar year on the anniversary date of the issuance of the shares.

A summary of grants made under the Plan as of December 31, 2003 and 2002 and during the years then ended are presented below:

		Average
Common Stock Options		Exercise
Granted	Shares	Price
Outstanding at 12/31/2001	293,500	$0.27
Granted during 2002	—	$0.00

Outstanding at 12/31/2002	293,500	$1.35
Cancelled during 2003	(293,500)	$1.35
Granted during 2003	235,500	$0.18

Outstanding at 12/31/2003	235,500	$0.18

7.	Commitments and Contingencies

Leases – Operating Leases

On March 15, 2004, the Company signed an extension of the lease on its corporate facilities in Newport Beach, California. The lease term expires on September 30, 2004 and the monthly base rent is $2,817. The premises contains several improvements and the Company would have to reimburse the landlord reasonable costs to reverse said improvements should the lease not be renewed.

16

PIPELINE SOFTWARE, INC.

Notes to Financial Statements (continued)

For the Years Ended December 31, 2003 and 2002

7.	Commitments and Contingencies (continued)

Leases – Capital Leases

During the years ended December 31, 2003 and 2002, the Company leased various equipment under capital leases. Related capital lease terms ranged from 36 to 48 months, required monthly payments ranging from $1,473 to $186, and bore interest at rates ranging from 9.50% to 15.00%. As of December 31, 2003, the Company had no remaining capital lease obligations.

Litigation

The Company is subject to litigation in the normal course of business, none of which management believes will have a material adverse effect on the Company’s financial statements.

8.	Subsequent events

On July 8, 2004, the Company entered into a merger agreement with Caneum, Inc. (OTCBB: CANM) (“Caneum”) that provides for the merger of Pipeline into Caneum. Under the terms of the agreement, the shareholders of Pipeline will receive 1,000,000 shares of Caneum’s common stock, payable over a period of two years, with 500,000 shares being issued pro rata to the shareholders of Pipeline at the effective time of the merger, 250,000 being issued to these shareholders on the first anniversary date, and 250,000 on the second anniversary date. Shareholders of Pipeline will also receive pro rata a cash payment of $50,000 per month for the first ten months following the closing of the merger. In addition to customary closing conditions, closing will be subject to the approval of the shareholders of both companies and the audit of the financial statements of Pipeline. Closing is further conditioned upon Pipeline having a positive net income for the year ended December 31, 2003, having at least $700,000 of gross revenue and positive net income for the period from January 1, 2004, until June 30, 2004, and having $300,000 in cash and current accounts receivable at the effective time of the merger, less accounts payable. The agreement will be terminated if the merger has not been completed by September 30, 2004.

In June 2004, two officers and significant shareholders of the Company entered into employment agreements with Caneum.

17

ANNEX C

CANEUM, INC.
(FORMERLY, SAIPHT CORPORATION)

PROFORMA FINANCIAL STATEMENTS

CANEUM, INC.
(FORMERLY, SAIPHT CORPORATION)
PROFORMA BALANCE SHEET
(UNAUDITED)
AS OF JUNE 30, 2004

ASSETS

	June 30,	December 31,
	2004	2003
CURRENT ASSETS
Cash and cash equivalents	$532,874	$736,291
Accounts receivable	283,885	327,891
Prepaid expenses and other assets	17,207	18,545
Income tax refundable	46,809	168,068
Available-for-sale equity securities	171,220	77,521

TOTAL CURRENT ASSETS	1,051,995	1,328,316

FIXED ASSETS
Assets	246,784	237,447
Depreciation	210,113	204,879

TOTAL FIXED ASSETS	36,671	32,568

OTHER ASSETS
Capitalized customer contracts/relationships	892,061	892,061
Capitalized licenses, service marks and intellectual property.	30,000	30,000

	922,061	922,061
Amortization	(138,309)	(184,412)

	783,752	737,649
Other assets	11,939	11,994
TOTAL ASSETS	$1,884,357	$2,110,527

See accompanying notes to the proforma financial statements

CANEUM, INC.
(FORMERLY, SAIPHT CORPORATION)
PROFORMA BALANCE SHEET
(UNAUDITED)
AS OF JUNE 30, 2004

LIABILITIES AND STOCKHOLDERS’ EQUITY

	June 30,	December 31,
	2004	2003
CURRENT LIABILITIES
Bank overdraft	$—	$10,461
Accounts payable and accrued liabilities	174,118	122,701
Unearned income	—	1,788
Deferred income tax liability	43,000	68,000
Deferred acquisition payments	500,000	500,000
Notes payable	—	38,063
Taxes payable	800	800

TOTAL CURRENT LIABILITIES	717,918	741,813

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY
Common stock, 100,000,000 shares authorized at $.001 par value: 5,036,014 and shares issued and outstanding, respectively	5,036	5,010
Additional paid in capital	2,077,399	1,762,705
Accumulated deficit	(856,761)	(382,217)
Accumulated other comprehensive loss	(59,235)	(16,784)

TOTAL STOCKHOLDERS’ EQUITY	1,166,439	1,368,714

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,884,357	$2,110,527

	—	—

See accompanying notes to the proforma financial statements

CANEUM, INC.
(FORMERLY, SAIPHT CORPORATION)
PROFORMA STATEMENTS OF OPERATIONS
AND COMPREHENSIVE LOSS
(UNAUDITED)

	June 30,	December 31,
	2004	2003
	6 months	12 months
REVENUE	$1,016,042	$1,065,613
COST OF REVENUE	554,164	648,958

GROSS PROFIT	461,878	416,655
OPERATING EXPENSES	833,745	706,962

LOSS FROM OPERATIONS	(371,867)	(290,307)
OTHER INCOME (EXPENSE)
Other income	37,834	50,955
Realized losses from the sales of securities	(10,695)	(19,389)
Gain on disposal of fixed assets	—	7,935
Dividend income	22	103
Interest income	2,002	1,693
Interest expense	(161)	(5,197)

TOTAL OTHER INCOME (EXPENSE)	29,002	36,100

LOSS BEFORE INCOME TAX	(342,865)	(254,207)
INCOME TAX EXPENSE	(28,000)	17,600

NET LOSS	(370,865)	(236,607)

LOSS PER COMMON SHARE	(0.07)	(0.07)
SHARES USED IN EARNINGS PER SHARE CALCULATIONS WEIGHTED AVERAGE COMMON SHARES	5,013,918	3,485,726
OTHER COMPREHENSIVE INCOME (LOSS)
NET LOSS	(370,865)	(236,607)
OTHER COMPREHENSIVE INCOME (LOSS):
Unrealized (loss) on available-for-sale securities (Note 3)	(42,451)	(16,734)

COMPREHENSIVE LOSS	(413,316)	(253,341)

See accompanying notes to the proforma financial statements

CANEUM, INC.
(FORMERLY, SAIPHT CORPORATION)
PROFORMA BALANCE SHEETS
(UNAUDITED)
AS OF JUNE 30, 2004

ASSETS

			Proforma		Proforma
	Caneum	Pipeline	Adjustments		Total
CURRENT ASSETS
Cash and cash equivalents	$333,663	$217,596	$(18,385	) b	$532,874
Accounts receivable	74,376	223,809	(14,300	) a	283,885
Prepaid expenses and other assets	15,000	2,207			17,207
Income tax refundable	—	46,809			46,809
Available-for-sale equity securities	171,220	—			171,220

TOTAL CURRENT ASSETS	594,259	490,421	(32,685)		1,051,995

FIXED ASSETS
Total assets	100	246,684			246,784
Accumulated depreciation	—	210,113			210,113

TOTAL FIXED ASSETS	100	36,571	—		36,671

OTHER ASSETS
Capitalized acquisition costs	31,615	—	(31,615	) b	—
Capitalized customer contracts/relationships	—		892,061	b	892,061
Capitalized licenses, service marks and intellectual property.	—	—	30,000	b	30,000

	31,615	—	890,446		922,061
Amortization			(138,309	) e	(138,309)

	31,615	—	752,137		783,752
Other assets	—	11,939			11,939
TOTAL ASSETS	$625,974	538,931	719,452		$1,884,357

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable and accrued liabilities	70,426	117,992	(14,300	) a	174,118
Deferred income tax liability	—	43,000			43,000
Deferred acquisition payments	—	—	500,000	c	500,000
Taxes payable	800	—			800

TOTAL CURRENT LIABILITIES	71,226	160,992	485,700		717,918

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY
Common stock, 100,000,000 shares authorized at $.001 par value: 5,036,014 issued and issuable, respectively	4,036	—	1,000	c	5,036
			(258,602	) d
Additional paid in capital	1,328,399	258,602	749,000	c	2,077,399
			(138,309	) e
Accumulated (deficit) earnings	(718,452)	119,337	(119,337	) d	(856,761)
Accumulated other comprehensive loss	(59,235)	—	—		(59,235)

TOTAL STOCKHOLDERS’ EQUITY	554,748	377,939	233,752		1,166,439

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$625,974	$538,931	$719,452		$1,884,357

	—	—	—		—

a - Elimination of intercompany payables and receivables

b - To record the fair value of intangible assets purchased and the anticipated expenses associated with the acquisition

c - To record the purchase price paid and payable

d - To show the elimination of Pipeline common stock and retained earnings

e - Amortization of intangible assets as if assets were acquired on January 1, 2003

See accompanying notes to the proforma financial statements

CANEUM, INC.
(FORMERLY, SAIPHT CORPORATION)
PROFORMA STATEMENTS OF OPERATIONS
AND COMPREHENSIVE LOSS
FOR THE 6 MONTHS ENDED JUNE 30, 2004
(UNAUDITED)

			Proforma		Proforma
	Caneum	Pipeline	Adjustments		Total
REVENUE	$214,039	$816,303	$(14,300	) a	$1,016,042
COST OF REVENUE	117,320	451,144	(14,300)		554,164

GROSS PROFIT	96,719	365,159	—		461,878
OPERATING EXPENSES	461,946	279,593	92,206	b	833,745

LOSS FROM OPERATIONS	(365,227)	85,566	(92,206)		(371,867)
OTHER INCOME (EXPENSE)
Other income	37,834	—			37,834
Realized losses from the sales of securities	(10,695)	—			(10,695)
Dividend income	22	—			22
Interest income	1,831	171			2,002
Interest expense	—	(161)			(161)

TOTAL OTHER INCOME (EXPENSE)	28,992	10	—		29,002

LOSS BEFORE INCOME TAX	(336,235)	85,576	(92,206)		(342,865)
INCOME TAX EXPENSE	—	(28,000)			(28,000)

NET LOSS	(336,235)	57,576	(92,206)		(370,865)

OTHER COMPREHENSIVE LOSS
Unrealized loss on available for sale securities	(42,451)	—			(42,451)

COMPREHENSIVE LOSS	(378,686)	57,576	(92,206)		(413,316)

a - Elimination of intercompany sales and purchases

a - To record amortization of intangible assets purchased (6 months amortization)

See accompanying notes to the proforma financial statements

CANEUM, INC.
(FORMERLY, SAIPHT CORPORATION)
PROFORMA BALANCE SHEETS
(UNAUDITED)
AS OF DECEMBER 31, 2003

ASSETS

			Proforma			Proforma
	Caneum	Pipeline	Adjustments			Total
CURRENT ASSETS
Cash and cash equivalents	$781,387	$4,904		$(50,000	) a	$736,291
Accounts receivable	40,450	287,441				327,891
Prepaid expenses and other assets	15,000	3,545				18,545
Income tax refundable	—	168,068				168,068
Available-for-sale equity securities	77,521	—				77,521

TOTAL CURRENT ASSETS	914,358	463,958		(50,000)		1,328,316

FIXED ASSETS
Total assets	100	237,347				237,447
Accumulated depreciation		204,879				204,879

TOTAL FIXED ASSETS	100	32,468				32,568

OTHER ASSETS
Capitalized customers contracts/relationships	—	—		892,061	a	892,061
Capitalized licenses, service marks and intellectual property				30,000	a	30,000

	—	—		922,061		922,061
Amortization				(184,412	) d	(184,412)

	—	—		737,649		737,649
Other assets	—	11,994				11,994
TOTAL ASSETS	$914,458	508,420		687,649		$2,110,527

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Bank overdraft	$—	$10,461	$			$10,461
Accounts payable and accrued liabilities	20,984	101,717				122,701
Unearned income	—	1,788				1,788
Deferred income tax liability	—	68,000				68,000
Deffered acquisition payments	—	—		500,000	b	500,000
Notes payable	—	38,063				38,063
Taxes payable	800	—				800

TOTAL CURRENT LIABILITIES	21,784	220,029		500,000		741,813

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY
Common stock, 100,000,000 shares authorized at $.001 par value: issued and issuable, respectively	4,010	—		1,000	b	5,010
				(273,960	) c
				749,000	b
Additional paid in capital	1,287,665	226,630		(226,630	) c	1,762,705
Accumulated (deficit) earnings	(382,217)	61,761		(61,761	) c	(382,217)
Accumulated other comprehensive loss	(16,784)	—				(16,784)

TOTAL STOCKHOLDERS’ EQUITY	892,674	288,391		187,649		1,368,714

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$914,458	$508,420		$687,649		$2,110,527

	—	—		—		—

a - To record the fair value of intangible assets purchased and the anticipated expenses associated with the acquisition

b - To record the purchase price paid and payable

c - To show the elimination of Pipeline common stock and retained earnings

d - Amortization of intangible assets as if assets were acquired on January 1, 2003

See accompanying notes to the proforma financial statements

CANEUM, INC.
(FORMERLY, SAIPHT CORPORATION)
PROFORMA STATEMENTS OF OPERATIONS
AND COMPREHENSIVE LOSS
FOR THE YEAR ENDED DECEMBER 31, 2003
(UNAUDITED)

			Proforma			Proforma
	Caneum	Pipeline	Adjustments			Total
REVENUE	$77,350	$988,263	$			$1,065,613
COST OF REVENUE	53,291	595,667				648,958

GROSS PROFIT	24,059	392,596				416,655
OPERATING EXPENSES	360,893	530,481		(184,412	) a	706,962

LOSS FROM OPERATIONS	(336,834)	(137,885)		184,412		(290,307)
OTHER INCOME (EXPENSE)
Other income	11,784	39,171				50,955
Realized losses from the sales of securities	(19,389)	—				(19,389)
Gain (loss) on disposal of fixed asset	—	7,935				7,935
Dividend income	103	—				103
Interest income	862	831				1,693
Interest expense	(1,042)	(4,155)				(5,197)

TOTAL OTHER INCOME (EXPENSE)	(7,682)	43,782		—		36,100

LOSS BEFORE INCOME TAX	(344,516)	(94,103)		184,412		(254,207)
INCOME TAX (EXPENSE) BENEFIT	(800)	18,400				17,600

NET LOSS	(345,316)	(75,703)		184,412		(236,607)

OTHER COMPREHENSIVE LOSS
Unrealized loss on available for sale securities	(16,734)	—				(16,734)

COMPREHENSIVE LOSS	(362,050)	(75,703)		184,412		(253,341)

a - To record amortization of intangible assetspurchased (12 months amortization)

See accompanying notes to the proforma financial statements

Caneum, Inc.
(formerly, SaiphT Corporation)
Notes to the Proforma Financial Statements
June 30, 2004

NOTE 1 – BASIS OF PRESENTATION

The Unaudited Proforma Combined Balance Sheet of the Company as of December 31, 2003 and June 30, 2004 and the Statement of Operations for the Company for the periods ended December 31, 2003 and June 30, 2004 have been prepared to illustrate the estimated effect of the combination of Caneum, Inc and Pipeline Software, Inc. The proforma financial statements do not purport to be indicative of the results of operations or financial position of the Company that would actually be attained had such transactions been completed on the assumed dates and for the period presented, or which may be attained in the future. The proforma adjustments are described in the accompanying notes and are based upon available information and certain assumptions the Company believes are reasonable. The proforma financial statements should be read in conjunction with the separate historical financial statements of the individual companies and the noted thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations included elsewhere.

NOTE 2 – ACQUISITION

On July 8, 2004, we entered into a merger agreement with Pipeline Software, Inc., a California corporation. The agreement provides for Pipeline to be merged with and into our company. Under the terms of the agreement the shareholders of Pipeline will receive 1,000,000 shares of our common stock payable over a period of two years, with 500,000 being issued pro rata to the shareholders of Pipeline at the effective time of the merger, 250,000 being issued to these shareholders on the first anniversary date, and 250,000 on the second anniversary date. Certain shareholders of Pipeline will also receive pro rata a cash payment of $50,000 per month for the first ten months following the closing of the merger. In addition to customary closing conditions, closing will be subject to the approval of the shareholders of both companies and the audit of the financial statements of Pipeline. Closing is further conditioned upon Pipeline having a positive net income for the year ended December 31, 2003, having at least $700,000 of gross revenue and positive net income for the period from January 1, 2004, until June 30, 2004, and having $300,000 in cash and current accounts receivable at the effective time of the merger, less accounts payable. The agreement will be terminated if the merger has not been completed by September 30, 2004.

ANNEX D

Corporations Code of California
Chapter 13
Dissenters = Rights

1300. Right to Require Purchase – “Dissenting Shares” and “Dissenting Shareholder” Defined.

     (a) If the approval of the outstanding shares (Section 152) of a corporation is required for a reorganization under subdivisions (a) and (b) or subdivision (e) or (f) of Section 1201, each shareholder of the corporation entitled to vote on the transaction and each shareholder of a subsidiary corporation in a short-form merger may, by complying with this chapter, require the corporation in which the shareholder holds shares to purchase for cash at their fair market value the shares owned by the shareholder which are dissenting shares as defined in subdivision (b). The fair market value shall be determined as of the day before the first announcement of the terms of the proposed reorganization or short-form merger, excluding any appreciation or depreciation in consequence of the proposed action, but adjusted for any stock split, reverse stock split, or share dividend which becomes effective thereafter.

     (b) As used in this chapter, “dissenting shares” means shares which come within all of the following descriptions:

(1) Which were not immediately prior to the reorganization or short-form merger either (A) listed on any national securities exchange certified by the Commissioner of Corporations under subdivision (o) of Section 25100 or (B) listed on the National Market System of the NASDAQ Stock Market, and the notice of meeting of shareholders to act upon the reorganization summarizes this section and Sections 1301, 1302, 1303 and 1304; provided, however, that this provision does not apply to any shares with respect to which there exists any restriction on transfer imposed by the corporation or by any law or regulation; and provided, further, that this provision does not apply to any class of shares described in subparagraph (A) or (B) if demands for payment are filed with respect to 5 percent or more of the outstanding shares of that class.

(2) Which were outstanding on the date for the determination of shareholders entitled to vote on the reorganization and (A) were not voted in favor of the reorganization or, (B) if described in subparagraph (A) or (B) of paragraph (1) (without regard to the provisos in that paragraph), were voted against the reorganization, or which were held of record on the effective date of a short-form merger; provided, however, that subparagraph (A) rather than subparagraph (B) of this paragraph applies in any case where the approval required by Section 1201 is sought by written consent rather than at a meeting.

(3) Which the dissenting shareholder has demanded that the corporation purchase at their fair market value, in accordance with Section 1301.

(4) Which the dissenting shareholder has submitted for endorsement, in accordance with Section 1302.

     (c) As used in this chapter, “dissenting shareholder” means the recordholder of dissenting shares and includes a transferee of record.

1301. Demand for Purchase.

     (a) If, in the case of a reorganization, any shareholders of a corporation have a right under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, to require the corporation to purchase their shares for cash, such corporation shall mail to each such shareholder a notice of the approval of the reorganization by its outstanding shares (Section 152) within 10 days after the date of such approval, accompanied by a copy of Sections 1300, 1302, 1303, 1304 and this section, a statement of the price determined by the corporation to represent the fair market value of the dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to exercise the shareholder’s right under such sections. The statement of price constitutes an offer by the corporation to purchase at the price stated any dissenting shares as defined in subdivision (b) of Section 1300, unless they lose their status as dissenting shares under Section 1309.

     (b) Any shareholder who has a right to require the corporation to purchase the shareholder’s shares for cash under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, and who desires the corporation to purchase such shares shall make written demand upon the corporation for the purchase of such shares and payment to the shareholder in cash of their fair market value. The demand is not effective for any purpose unless it is received by the corporation or any transfer agent thereof (1) in the case of shares described in clause (i) or (ii) of paragraph (1) of subdivision (b) of Section 1300 (without regard to the provisos in that paragraph), not later than the date of the shareholders’ meeting to vote upon the reorganization, or (2) in any other case within 30 days after the date on which the notice of the approval by the outstanding shares pursuant to subdivision (a) or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

     (c) The demand shall state the number and class of the shares held of record by the shareholder which the shareholder demands that the corporation purchase and shall contain a statement of what such shareholder claims to be the fair market value of those shares as of the day before the announcement of the proposed reorganization or short-form merger. The statement of fair market value constitutes an offer by the shareholder to sell the shares at such price.

1302. Endorsement of Shares.

     Within 30 days after the date on which notice of the approval by the outstanding shares or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, the shareholder shall submit to the corporation at its principal office or at the office of any transfer agent thereof, (a) if the shares are certificated securities, the shareholder’s certificates representing any shares which the shareholder demands that the corporation purchase, to be stamped or endorsed with a statement that the shares are dissenting shares or to be exchanged for certificates of appropriate denomination so stamped or endorsed or (b) if the shares are uncertificated securities, written notice of the number of shares which the shareholder demands that the corporation purchase. Upon subsequent transfers of the dissenting shares on the books of the corporation, the new certificates, initial transaction statement, and other written statements issued therefor shall bear a like statement, together with the name of the original dissenting holder of the shares.

1303. Agreed Price - Time for Payment.

     (a) If the corporation and the shareholder agree that the shares are dissenting shares and agree upon the price of the shares, the dissenting shareholder is entitled to the agreed price with interest thereon at the legal rate on judgments from the date of the agreement. Any agreements fixing the fair market value of any dissenting shares as between the corporation and the holders thereof shall be filed with the secretary of the corporation.

     (b) Subject to the provisions of Section 1306, payment of the fair market value of dissenting shares shall be made within 30 days after the amount thereof has been agreed or within 30 days after any statutory or contractual conditions to the reorganization are satisfied, whichever is later, and in the case of certificated securities, subject to surrender of the certificates therefor, unless provided otherwise by agreement.

1304. Dissenter’s Action to Enforce Payment.

     (a) If the corporation denies that the shares are dissenting shares, or the corporation and the shareholder fail to agree upon the fair market value of the shares, then the shareholder demanding purchase of such shares as dissenting shares or any interested corporation, within six months after the date on which notice of the approval by the outstanding shares (Section 152) or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, but not thereafter, may file a complaint in the superior court of the proper county praying the court to determine whether the shares are dissenting shares or the fair market value of the dissenting shares or both or may intervene in any action pending on such a complaint.

     (b) Two or more dissenting shareholders may join as plaintiffs or be joined as defendants in any such action and two or more such actions may be consolidated.

     (c) On the trial of the action, the court shall determine the issues. If the status of the shares as dissenting shares is in issue, the court shall first determine that issue. If the fair market value of the dissenting shares is in issue, the court shall determine, or shall appoint one or more impartial appraisers to determine, the fair market value of the shares.

Caneum, Inc.
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD             , 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF CANEUM, INC.

     The undersigned stockholder of Caneum, Inc., a Nevada corporation (“Caneum”), hereby revokes all previous proxies, acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated      , 2004, and hereby appoints Sukhbir Singh Mudan and Alan S. Knitowski, and each of them, as proxies of the undersigned, each with full power of substitution, with full authority to vote on behalf of the undersigned at the Special Meeting of Stockholders of Caneum to be held on [day of week],     , 2004 at 10:00 a.m., local time, at Caneum’s offices at 170 Newport Center Drive, Suite 220, Newport Beach, California, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in accordance with the following instructions.

     1. PROPOSAL FOR THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF JULY 8, 2004 (THE “MERGER AGREEMENT”), BY AND BETWEEN PIPELINE SOFTWARE, INC. AND CANEUM.

☐	FOR	☐	AGAINST	☐	ABSTAIN

     2. PROPOSAL TO AMEND THE 2002 STOCK OPTION/STOCK ISSUANCE PLAN (THE “PLAN”) TO INCREASE THE NUMBER OF SHARES AUTHORIZED UNDER THE PLAN FROM 3,000,000 TO 7,500,000.

☐	FOR	☐	AGAINST	☐	ABSTAIN

     It is not expected that any matters other than those described in the Proxy Statement will be presented at the Special Meeting. If any other matters are presented, the proxies are authorized to vote upon such other matters in accordance with their discretion.

PLEASE SIGN AND RETURN IMMEDIATELY

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED (1) FOR ADOPTION OF THE MERGER AGREEMENT; (2) FOR APPROVAL OF THE AMENDMENT TO THE PLAN; AND (3) AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE SPECIAL MEETING.

Signature:

Date:

Signature:

Date:

(This Proxy should be marked, dated, and signed by the stockholder(s) exactly as his or her name appears hereon. In the case of shares owned in joint tenancy or as tenants in common, all should sign. Fiduciaries should indicate their title and authority. In the case of shares owned by a corporation, an authorized officer should sign and state his or her title. In the case of shares owned by a partnership, an authorized partner or other person should sign. Please return the signed proxy promptly in the enclosed envelope.)